EXHIBIT 10.02

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


                               MONTANA PGM VENTURE

                             JOINT VENTURE AGREEMENT

                             Dated February 1, 2000

                                     BETWEEN

                      IDAHO CONSOLIDATED METALS CORPORATION

                                       AND

                          CHROME CORPORATION OF AMERICA

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Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL
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Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL

                                TABLE OF CONTENTS

ARTICLE 1.  DEFINITIONS....................................................  1

ARTICLE 2.  REPRESENTATIONS AND WARRANTIES; TITLE TO ASSETS................  5
      2.1.    Capacity of Participants ....................................  5
      2.2.    Representations and Warranties Relating to Property..........  5
      2.3.    Remedies for Breach of Representations and Warranties
               of Title to the Properties..................................  6
              2.3.1.  Loss of Title .......................................  6
              2.3.2.  Less than 100% Interest..............................  7
              2.3.3.  Third Party Claims...................................  7
      2.4.    Disclosures..................................................  7
      2.5.    Record Title.................................................  8

ARTICLE 3.  NAME, PURPOSES AND TERM........................................  8
      3.1.    General......................................................  8
      3.2.    Name ........................................................  8
      3.3.    Purposes.....................................................  8
      3.4.    Limitation ..................................................  8
      3.5.    Effective Date and Term......................................  8

ARTICLE 4.  RELATIONSHIP OF THE PARTICIPANTS...............................  9
      4.1.    No Partnership...............................................  9
      4.2.    U.S. and State Tax Elections and Allocations.................  9
      4.3.    Other Business Opportunities.................................  9
      4.4.    Waiver of Right to Partition ................................ 10
      4.5.    Transfer or Termination of Rights to Properties.............. 10
      4.6.    Implied Covenants ........................................... 10

ARTICLE 5.  CONTRIBUTIONS BY PARTICIPANTS.................................. 10
      5.1.    Participants' Initial Contributions.......................... 10
      5.2.    Obligations Prior to Earn-In ................................ 10
              5.2.1. Annual and Cumulative Exploration
                      Expenditures Commitment.............................. 11
              5.2.2.  Overhead Charges During Earn-In...................... 11
              5.2.3.  Carryforward of Excess Cumulative
                       Exploration Expenditures............................ 11
              5.2.4.  Maintenance of Properties During Earn-In............. 11
      5.3.    Payments By ICMC to CCA...................................... 11
              5.3.1.  Payment at Closing................................... 11
              5.3.2.  Annual Payment of Stock.............................. 11
              5.3.3.  Crescent Creek Net Smelter Return.................... 12
      5.4.    Termination of ICMC's Obligation to Make Initial
               Contribution................................................ 12
      5.5.    Additional Cash Contributions................................ 12
      5.6.    Earn-In...................................................... 12
      5.7.    Reports...................................................... 12
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Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


ARTICLE 6.  INTERESTS OF PARTICIPANTS:
DEFAULTS AND REMEDIES...................................................... 13
      6.1.    Participating Interests...................................... 13
      6.2.    Elections at Time of Earn-In................................. 13
      6.3.    Deemed Expenditures.......................................... 13
      6.4     Changes in Participating Interests........................... 13
      6.5     Voluntary Reduction in Participation......................... 14
      6.6.    Default in Making Contributions ............................. 15
      6.7.    Conversion of Interest....................................... 15
      6.8.    Continuing Liabilities Upon Adjustments of
               Participating Interests..................................... 15

ARTICLE 7.  MANAGEMENT COMMITTEE........................................... 16
      7.1.    Organization and Composition................................. 16
      7.2.    Decisions.................................................... 16
      7.3.    Meetings..................................................... 16
      7.4.    Action Without Meeting....................................... 17
      7.5.    Matters Requiring Approval................................... 17

ARTICLE 8.  MANAGER........................................................ 17
      8.1.    Appointment.................................................. 17
      8.2.    Powers and Duties of Manager................................. 17
      8.3.    Standard of Care............................................. 21
      8.4.    Resignation; Deemed Offer to Resign.......................... 21
      8.5.    Payments to Manager.......................................... 22
      8.6.    Transactions With Affiliates................................. 22
      8.7.    Activities During Deadlock................................... 22

ARTICLE 9.  PROGRAMS AND BUDGETS........................................... 22
      9.1.    Initial Program and Budget .................................. 22
      9.2.    Operations Pursuant to Programs and Budgets.................. 22
      9.3.    Presentation of Programs and Budgets......................... 22
      9.4.    Review and Approval of Proposed Programs and Budgets......... 22
      9.5.    Election to Participate...................................... 23
      9.6.    Deadlock on Proposed Programs and Budgets.................... 23
      9.7.    Budget Overruns; Program Changes............................. 23
      9.8.    Emergency or Unexpected Expenditures......................... 23

ARTICLE 10.  ACCOUNTS AND SETTLEMENTS...................................... 24
      10.1.   Matters of Accounts and Settlements.......................... 24

ARTICLE 11.  DISPOSITION OF PRODUCTION..................................... 24
      11.1.   Taking in Kind............................................... 24
      11.2.   Failure of Participant to Take in Kind....................... 24

ARTICLE 12.  WITHDRAWAL AND TERMINATION.................................... 24
      12.1.   Termination by Expiration or Agreement....................... 24
      12.2.   Withdrawal................................................... 25
      12.3.   Continuing Obligations....................................... 25
      12.4.   Disposition of Assets on Termination......................... 25
      12.5.   Right to Data after Termination.............................. 25
      12.6.   Continuing Authority......................................... 26
      12.7.   Non-Compete Covenants........................................ 26


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Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


      12.8.   Mutual Withdrawal............................................ 26
      12.9.   Rights to Data After Termination............................. 26

ARTICLE 13.  SURRENDER OF PROPERTIES....................................... 27
      13.1.   Surrender of Properties...................................... 27
      13.2.   Reacquisition................................................ 27

ARTICLE 14.  TRANSFER OF INTEREST.......................................... 27
      14.1.   General...................................................... 27
      14.2.   Limitations on Free Transferability.......................... 27
      14.3.   Right of First Refusal....................................... 28
      14.4.   Exceptions to Right of First Refusal ........................ 29

ARTICLE 15.  CONFIDENTIALITY AND RELEASES.................................. 29
      15.1.   General...................................................... 29
      15.2.   Exceptions................................................... 29
      15.3.   Duration of Confidentiality.................................. 30

ARTICLE 16.  AREA OF INTEREST.............................................. 30
      16.1.   Acquisitions in Area of Interest............................. 30

ARTICLE 17.  GENERAL PROVISIONS............................................ 31
      17.1.   Notices...................................................... 31
      17.2.   Waiver....................................................... 33
      17.3.   Modification................................................. 33
      17.4.   Force Majeure................................................ 33
      17.5.   Economic Force Majeure....................................... 33
      17.6.   Governing Law ............................................... 33
      17.7.   Rule Against Perpetuities.................................... 34
      17.8.   Further Assurances........................................... 34
      17.9.   Survival of Terms and Conditions............................. 34
      17.10.  Entire Agreement; Successors and Assigns..................... 34
      17.11.  Memorandum................................................... 34
      17.12.  Funds........................................................ 34




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Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL





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Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


                                LIST OF EXHIBITS

EXHIBIT A     PROPERTIES

     Exhibit A-1     Nickel/Copper Lease
     Exhibit A-2     Chrome Lease
     Exhibit A-3     Crescent Creek Claims

EXHIBIT B     ACCOUNTING PROCEDURES

EXHIBIT C     NET SMELTER RETURN ROYALTY

EXHIBIT D     INSURANCE

EXHIBIT E     AREA OF INTEREST

EXHIBIT F     NICKEL/COPPER LEASE

EXHIBIT G     CHROME LEASE

EXHIBIT H     MINING DEED AND ASSIGNMENT


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Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL





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Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL



                             JOINT VENTURE AGREEMENT

      THIS AGREEMENT, made effective as of February 1, 2000, is between IDAHO CONSOLIDATED METALS CORPORATION ("ICMC") with an address of P.O. Box 1124, Lewiston, Idaho 83501 and CHROME CORPORATION OF AMERICA ("CCA") with aaddress of 5613 S. Prince St., Littleton, Colorado 80120-1127.

                                    RECITALS

      A. ICMC and CCA entered into a Memorandum of Understanding dated January 18, 2000 agreeing to form a Joint Venture to explore and develop property leased by or owned by CCA.

      B. ICMC wishes to participate with CCA in exploration, evaluation , development and mining of minerals within the property and CCA is willing to grant such right to ICMC.

      NOW, THEREFORE, in consideration of the covenants and agreements contained herein, ICMC and CCA agree as follows:

                             ARTICLE 1. DEFINITIONS

"Accounting Procedure" means the procedures set forth in Exhibit B.

"Affiliate" means any person, partnership, joint venture, corporation or other form of enterprise which directly or indirectly controls, is controlled by, or is under common control with, a Participant. For purposes of the preceding sentence, "control" means possession, directly or indirectly, of the power to direct or cause direction of management and policies through ownership of voting securities, contract, voting trust or otherwise.

"Agreement" means this Joint Venture Agreement, including all amendments and modifications thereof, and all schedules and exhibits, which are incorporated herein by this reference.

"Area of Interest" means the Stillwater Complex of Montana excluding claims filed by ICMC prior to the date of this Agreement and the Platinum Fox Lease Agreement entered into by ICMC on July 16, 1999 and as shown in Exhibit E.

"Assets" means the Properties, Products and all other real and personal property, tangible and intangible, held for the benefit of the Participants hereunder.

"Budget" means a detailed estimate of all costs to be incurred by the Participants with respect to a Program and a schedule of cash advances to be made by the Participants.


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Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


"Commencement of Commercial Production" means the date upon which the production and processing facilities developed under this Agreement achieve an ore production and processing rate for a continuous thirty-day period equal to at least seventy percent (70%) of the design rate established in a Feasibility Study.

"Development" means all preparation for the removal and recovery of Products, including the construction or installation of a mill or any other improvements to be used for the mining, handling, milling, processing or other beneficiation of Products, and all Exploration work conducted subsequent to a decision to commence Development as contemplated by a Feasibility Study.

"Earn-In" means the date upon which ICMC earns its interest in the Venture pursuant to Section 5.6.

"Exploration" means all activities directed toward ascertaining the existence, location, quantity, quality or commercial value of deposits of Products.

"Exploration Expenditures" means the cost of evaluation of the Properties, defined as further exploring and developing the Properties, including drilling, excavating and searching by recognized prospecting techniques, sampling, assaying, testing and evaluating materials removed from the Properties, mapping, plotting, surveying, constructing and maintaining camps, roads, works and structures necessary to carry out such evaluation, sampling or testing, all studies including but not limited to a Feasibility Study required to develop a mine and all work that may be required in preparing a mine for operating, the cost or payments to maintain the Properties, including costs to locate and/or relocate the unpatented mining claims, costs to maintain the underlying agreements through which the Property is acquired and lease payments reimbursed by ICMC to CCA for maintaining the Mouat Leases, Property acquisition costs, taxes and/or fees to maintain Property and filings together with an allowance for overhead and administrative expenses as described in Section 5.3.1. These expenditures include both exploration costs as defined in Section 617 of the Internal Revenue Service Code and development expenditures as defined in Section 616 of the Internal Revenue Service Code.

"Feasibility Study" means a detailed study compiled by Manager or an independent third party conducted to determine commercial feasibility and viability of placing a prospective orebody or deposit into production and may include, but not be limited to:

      (i) such geophysical, geochemical, geological, aerial or other survey as may be necessary to provide a reasonable estimate of the quality and extent of the deposit;

      (ii) such technical or assay reports as may be necessary to evaluate any proposed method of extraction and processing;

      (iii) the area required for optimum development of the orebody or deposit;

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Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL



      (iv) a mine construction program setting forth the descriptions of the work, permits, equipment, facilities, supplies and mines required to bring the prospective orebody or deposits of Products into Commercial Production, and the estimated costs thereof or a schedule of expenditures by year of the costs necessary to bring the project into production;

      (v) details of a proposed annual program for initial development of the deposit;

      (vi) a plan for such reclamation of the Properties as is required by law and the estimated costs hereof;

      (vii) conclusions and recommendations regarding the economic feasibility and timing for bringing the prospective orebody or deposits of Products into Commercial Production, taking into account items (i) through (vi) above;

      (viii) such other information as the Management Committee may deem appropriate to allow banking or other financial institutions familiar with the mining business to make a decision to loan funds sufficient to construct the proposed mine with security based solely on the reserves and mine described in a Feasibility Study.

"Initial Contribution" means that contribution each Participant has made or agrees to make pursuant to Section 5.1.

"Joint Account" means the account maintained in accordance with the Accounting Procedure showing the charges and credits accruing to the Participants.

"Management Committee" means the committee established under Article 7.

"Manager" means ICMC during the Earn-In phase or the person or entity appointed under Article 8 to manage Operations, or any successor Manager.

"Mining" means the mining, extracting, producing, handling, milling or other processing of Products.

"Mouat Leases" are the Nickel/Copper Lease as attached in Exhibit F and the Chrome Lease as attached in Exhibit G.

"Operations" means the activities carried out under this Agreement after Earn-In.

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Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


"Participant" and "Participants" means the persons or entities that have a Participating Interest.

"Participating Interest" means the percentage interest representing the operating ownership interest of a Participant in Assets, and all other rights and obligations arising under this Agreement, as such interest may from time to time be adjusted hereunder. Participating Interests shall be calculated to three decimal places and rounded to two (e.g., 1.519% rounded to 1.52%). Decimals of
 .005 or more shall be rounded up to .01, decimals of less than .005 shall be rounded down. The initial Participating Interests of the Participants are set forth in Section 6.1.

"Prime Rate" means the prime interest rate quoted as "Prime" by the Wall Street Journal as said rate may change from day to day (which quoted rate may not be the lowest rate averaged on a month-to-month basis at which a financing institution loans funds).

"Production Decision" means a decision by the Management Committee to commence Development and put the Properties into production.

"Products" means all ores, minerals, and mineral resources produced from the Properties prior to treatment. It also includes all concentrates, precipitates and products produced from the Properties under this Agreement.

"Program" means a description in reasonable detail of the activities of the Venture which are to be conducted by the Manager during a period.

"Properties" means those interests in properties described in Exhibits A-1, A-2 and A-3 and all other interests in real property acquired after February 1, 2000 and held subject to this Agreement. Exhibits A-1, A-2 and A-3 may be collectively referred to as Exhibit A.

"Simple Majority" means a decision by the Management Committee by greater than 50% of the votes entitled to be cast.

"Transfer" means sell, grant, assign, encumber, pledge or otherwise commit or dispose of.

"Venture" means the business arrangement of the Participants under this Agreement.

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Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL



            ARTICLE 2. REPRESENTATIONS AND WARRANTIES; TITLE TO ASSETS

2.1. Capacity of Participants Each of the parties hereto represents and warrants as follows:

      2.1.1. That it is a corporation duly incorporated and in good standing in its state or province of incorporation and that it is qualified to do business and is in good standing in those jurisdictions where necessary in order to carry out the purposes of this Agreement;

      2.1.2. That it has the capacity to enter into and perform this Agreement and all transactions contemplated herein and that all corporate and other actions required to authorize it to enter into and perform this Agreement have been properly taken;

      2.1.3. That it will not breach any other agreement or arrangement by entering into or performing this Agreement; and

      2.1.4. That this Agreement has been duly executed and delivered by it and is valid and binding upon it in accordance with its terms.

2.2. Representations and Warranties Relating to Property CCA makes the following representations and warranties effective the date hereof:

      2.2.1. CCA has the full and exclusive right and power to act on behalf of CCA, and on behalf of any other interested person or entities, to enter into this Agreement and to grant the rights granted by CCA hereunder.

      2.2.2. The Mouat Leases are valid leases covering 107 unpatented mineral claims and 32 patented claims. CCA has the right to extend the Mouat Leases as described in Exhibit F and Exhibit G. CCA has notified the lessors of this Agreement.

      2.2.3. To the best of its knowledge and belief with respect to unpatented mining claims set forth in Exhibit A and that are included within the Properties, subject to the paramount title of the United States and except as disclosed in writing to ICMC:

      (i)   the unpatented mining claims were properly laid out and monumented;

      (ii)  all required location and validation work was properly performed;

      (iii) location notices and certificates were properly recorded and filed with appropriate governmental agencies;

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Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


      (iv) the claims are free and clear of defects, liens and encumbrances arising by, through or under CCA, except those of record, state and federal environmental and development laws, rules and regulations, or disclosed in writing to ICMC as listed in Exhibits F and G and in this Agreement and defects, liens, and any such encumbrances that do not materially affect ICMC's rights under this Agreement;

      (v) CCA has not received notice from anyone asserting conflicting claims; and

      (vi) the unpatented mining claims are in good standing and compliance with all federal and state regulations in force as of the effective date of this Agreement.

      Nothing in this Section 2.2.2, however, shall be deemed to be a representation or a warranty that any of the mining claims contains a discovery of minerals.

      2.2.4. CCA knows of no violation of any applicable federal, state, regional, or county law or regulation relating to zoning, land use, environmental protection, or otherwise with respect to the Properties or activities relating thereto; and,

      2.2.5. With respect to the Properties, CCA knows of no pending or threatened actions, suits, claims or proceedings.

      2.2.6 CCA has granted ICMC access to all information concerning title to the Properties in CCA's possession or control, including but not limited to, true and correct copies of all leases, other contracts and abstracts relating to the Properties of which CCA has knowledge.

The representations and warranties set forth above shall survive the execution and delivery of any documents of Transfer provided under this Agreement.

2.3. Remedies for Breach of Representations and Warranties of Title to the Properties 2.3.1.

      Loss of Title Any failure or loss of title to the Properties, and all costs of defending title, shall be charged to the Joint Account, except that all costs and losses arising out of or resulting from breach of the representations and warranties of CCA shall be charged to CCA and all such costs and losses arising out of gross negligence by ICMC or the Manager shall be charged to ICMC or the Manager as the case may be. ICMC shall have the right, but not the obligation, to undertake to cure such defects or to defend or to initiate litigation to defend such defects.

      2.3.2. Less than 100% Interest In the event it is determined that CCA controls less than the full undivided interest therein, CCA's interest hereunder shall bear the same proportion to 100% as its total actual interest bears to the full undivided whole.

      2.3.3.  Third Party Claims

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Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


         (a) If CCA fails to satisfy and discharge any mortgage, lien, tax levy or encumbrance (an "Encumbrance") chargeable solely or in part to CCA on the claims listed on Exhibit A or the underlying agreements, or suffers or permits any Encumbrance to be imposed upon such, ICMC at its option may, but shall not be obligated to, pay for and discharge any Encumbrance and set off such payment by withholding and retaining from any payments due CCA any amounts so paid by ICMC, without prejudice to any right of ICMC to recover from CCA the amount of such payment, in any manner or by any remedy whatsoever, and ICMC shall have all the rights and remedies against CCA which the mortgagor, lienor or creditor had immediately prior to the time of such payment. Upon the request of ICMC, CCA shall promptly make, execute, acknowledge and deliver to ICMC any and all instruments (in a form and substance satisfactory to ICMC) that ICMC in its sole judgment may deem necessary or desirable to fully effectuate the provisions of this section 2.3.

         (b) If any person or entity not a party hereto asserts to have a claim of ownership in the claims listed on Exhibit A or the underlying agreements, or a claim to a share in the production from the claims listed on Exhibit A (an "Adverse Claim"), ICMC at its sole discretion, after written notice to CCA, may suspend its obligation to make payments as provided herein, and in lieu thereof, may deposit in an interest-bearing account payments equivalent to payments which may otherwise become due CCA. Such deposit or deposits shall remain in such interest-bearing account until the claim or controversy is resolved or settled by final court decision, by arbitration, negotiation or otherwise. When ICMC is required or elects to make any payments to such persons or entities not a party hereto as a result of, or in settlement of, any such Adverse Claim, either by way of contract, settlement, compromise, final court judgment, or otherwise, ICMC may recover from, or credit against, any payments thereafter becoming due CCA hereunder, the amount of such payments of all other costs and expenses (including reasonable attorneys fees) paid or incurred by ICMC as a result of any such Adverse Claim.

2.4. Disclosures. Each of the Participants represents and warrants that it is unaware of any material facts or circumstances which have not been disclosed in this Agreement, which would be disclosed to the other Participant in order to prevent the representations in this Article 2 from being materially misleading.

2.5. Record Title. Title to the Assets shall be held by the Venture after ICMC has earned its interest.


                       ARTICLE 3. NAME, PURPOSES AND TERM

3.1. General . CCA and ICMC hereby enter into this Agreement for the purposes hereinafter stated, and they agree that all of their rights and all of the Operations on or related to with the Properties shall be subject to and governed by this Agreement.

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Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


3.2. Name . The name of this Venture shall be the Montana PGM Venture. The Manager shall accomplish any registration required by applicable assumed or fictitious name statutes and similar statutes.

3.3. Purposes . This Agreement is entered into for the following purposes and for no others, and shall serve as the exclusive means by which the Participants, or either of them, accomplish such purposes:

        (i)  to conduct Exploration within the Properties,

       (ii)  to evaluate the possible Development of the Properties,

      (iii) to engage in Development and Mining Operations on the Properties, if feasible.

       (iv) to engage in marketing Products, but only to the extent permitted by Article 11, and

        (v) to perform any other activity necessary, appropriate, or incidental to any of the foregoing.

3.4. Limitation . Unless the Participants otherwise agree in writing, the Operations shall be limited to the purposes described in Section 3.3, and nothing in this Agreement shall be construed to enlarge such purposes.

3.5. Effective Date and Term. The effective date of this Agreement shall be the date first recited above. The term of this Agreement shall be for 20 years from the effective date and for so long thereafter as Products are produced from the Properties, unless the Agreement is earlier terminated as provided herein.

                    ARTICLE 4. RELATIONSHIP OF THE PARTICIPANTS

4.1. No Partnership. Nothing contained in this Agreement shall be deemed to constitute either Participant the partner of the other, nor, except as otherwise herein expressly provided, to constitute either Participant the agent or legal representative of the other, nor to create any fiduciary relationship between them. It is not the intention of the Participants to create, nor shall this Agreement be construed to create, any mining, commercial or other partnership. Neither Participant shall have any authority to act for or to assume any obligation or responsibility on behalf of the other Participant, except as otherwise expressly provided herein. The rights, duties, obligations and liabilities of the Participants shall be several and not joint or collective. Each Participant shall be responsible only for its obligations as herein set out and shall be liable only for its share of the costs and expenses as provided herein, it being the express purpose and intention of the Participants that their ownership of Assets and the rights acquired hereunder shall be as tenants in common. Each Participant, its directors, officers, employees, agents and attorneys shall be indemnified from and against any and all losses, claims, damages and liabilities arising out of any act or any assumption of liability by the indemnifying Participant,

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Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


or any of its directors, officers, employees, agents and attorneys done or undertaken, or apparently done or undertaken, on behalf of the other Participant, except pursuant to the authority expressly granted herein or as otherwise agreed in writing between the Participants.

4.2. U.S. and State Tax Elections and Allocations . Without changing the effect of Section 4.1, the Participants agree that their relationship shall constitute a tax partnership within the meaning of Section 761(a) of the United States Internal Revenue Code of 1986, as amended. The parties hereto agree to execute or join in such instruments as are necessary to make such election effective, and hereby authorize and direct Manager to take such action as is necessary to effectuate such purpose, including filing of the partnership tax return required by Treasury Regulation ss.1.761-2(b)(2). Each party shall be entitled to claim all tax benefits, write-offs, and deductions with respect to all and any costs which it has incurred.

The Participants also agree that, to the extent permissible under applicable law, their relationship shall be treated for state income tax purposes in the same manner as it is for federal income tax purposes.

The Manager shall be the Tax Matters Partner and shall prepare and file, after approval of the Management Committee, any tax returns or other tax forms required.

4.3. Other Business Opportunities . Except as expressly provided in this Agreement, each Participant shall have the right independently to engage in and receive full benefits from business activities, whether or not competitive with the Operations, without consulting the other. The doctrines of "corporate opportunity" or "business opportunity" shall not be applied to any other activity, venture, or operation of either Participant. Unless otherwise agreed in writing, no Participant shall have any obligation to mill, beneficiate or otherwise treat any Products or any other Participant's share of Products in any facility owned or controlled by such Participant, other than a facility established to treat the Products of the Venture.

4.4. Waiver of Right to Partition . The Participants hereby waive and release all rights of partition, or of sale in lieu thereof, or other division of Assets, including any such right provided by statute.

4.5. Transfer or Termination of Rights to Properties, Except as otherwise provided in this Agreement, neither Participant shall transfer all or any part of its interest in the Assets or this Agreement or otherwise permit or cause such interest to terminate.

4.6. Implied Covenants . There are no implied covenants contained in this Agreement other than those of good faith and fair dealing.

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Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


                    ARTICLE 5. CONTRIBUTIONS BY PARTICIPANTS

5.1. Participants' Initial Contributions. CCA, as its Initial Contribution, hereby contributes the Properties described in Exhibit A to the purposes of this Agreement. ICMC, as its Initial Contribution, shall contribute the Exploration Expenditures and payment as hereinafter set forth.

5.2. Obligations Prior to Earn-In . Prior to earning its interest in the Venture, and subject to the termination provisions contained herein, ICMC shall be required, but not obligated to make the following Exploration Expenditures on or for the benefit of the Properties to extend this Agreement into the next period.

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Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


      5.2.1. Annual and Cumulative Exploration Expenditures Commitment:

      ICMC shall expend, as a minimum, the following annual and cumulative Exploration Expenditures:

                Year                Annual              Cumulative
                               Expenditure             Expenditure
                 One              $200,000                $200,000
                 Two              $400,000                $600,000
               Three              $500,000              $1,100,000
                Four              $500,000              $1,600,000
                Five              $500,000              $2,100,000
               Total            $2,100,000
      Year 1 for purposes of calculating annual expenditures shall end on March 31, 2001 and each subsequent year will end on March 31.

      5.2.2. Overhead Charges During Earn-In. Five percent (5%) of all Exploration Expenditures, except property payments, taxes and/or fees to maintain the Properties, to cover ICMC' overhead and administrative costs shall be charged by ICMC and shall qualify as Exploration Expenditures This overhead charge is the same as overhead chargeable in accordance with the Accounting Procedure.

      5.2.3. Carryforward of Excess Cumulative Exploration Expenditures. All Exploration Expenditures shall be cumulative and any Exploration Expenditures in excess of the minimum required in any period shall be credited and applied toward any Exploration Expenditures required in any subsequent period.

      5.2.4. Maintenance of Properties During Earn-In. During the Earn-in period ICMC shall be responsible for maintaining the underlying agreements in good standing and for maintaining the unpatented lode claims which comprise the Properties and may relocate any of the unpatented claims which ICMC believes may be defective. Additionally ICMC agrees to reimburse CCA for the lease payments incurred by CCA pursuant to the Mouat Leases.

5.3.  Payments By ICMC to CCA:

      5.3.1. Payment at Closing. Upon execution of this Agreement, ICMC shall pay Five Thousand Dollars ($5,000) to CCA.

      5.3.2. Annual Payment of Stock Upon signature of this Agreement and on each of the following four anniversary dates, ICMC shall issue one hundred thousand (100,000) shares of ICMC's unrestricted, registered common stock to CCA to keep this Agreement in good standing. Said stock will be delivered by January 31 of each year commencing on January 31, 2001 or upon termination by ICMC, whichever occurs sooner.

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Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


      5.3.3. Crescent Creek Net Smelter Return A three and one half percent (3.5 % ) Net Smelter Return in those unpatented claims in the Crescent Creek area known as the Ram claims and wholly owned by CCA as listed in Exhibit A-3.

5.4.  Termination of ICMC's Obligation to Make Initial Contribution.
ICMC may terminate this Agreement at any time during the Earn-In period for any reason or no reason by providing CCA sixty (60) days written notice of such termination. Until ICMC has earned its interest in the Venture, ICMC shall have complete discretion in conducting exploration activities, maintaining the Properties and shall conduct operations according to its own plans. ICMC shall hold CCA harmless from any liabilities resulting from ICMC's activities on the Properties during the Earn-In period.

Upon ICMC's termination under the provisions of this Section 5.4, ICMC shall have no further right, title or interest in the Venture. ICMC's withdrawal shall be effective upon such failure, but such withdrawal shall not relieve ICMC of its obligation to fund and satisfy any liabilities to third persons incurred or payments due to CCA prior to ICMC's withdrawal.

5.5. Additional Cash Contributions . At such time as ICMC has earned its fifty-five percent (55%) interest in the Venture, pursuant to Section 5.2, the Participants, subject to any election permitted by Sections 6.1, 6.2 and 6.3, shall be obligated to contribute funds to adopted Programs and Budgets in proportion to their respective Participating Interest.

5.6. Earn-In . ICMC shall earn a fifty-five percent (55%) Participating Interest in the Venture upon completion of the Exploration Expenditures and payment set forth under Section 5.2. If ICMC expends the $2,100,000 commitment in Section
5.2 prior to the end of year five, it will be deemed to have earned its Participating Interest at that time. Except as provided for in Section 6.2, subsequent to ICMC earning a fifty-five percent (55%) interest in the Venture, all expenditures for the benefit of the Properties shall be contributed by the Parties in accordance to their Participating Interest. Immediately upon ICMC satisfying its Earn-In requirements under Section 5.2, CCA shall execute and deliver to ICMC such documents as are listed in Exhibit H that are necessary to transfer CCA's interest in and to the Properties to the Venture. ICMC shall issue and deliver to CCA the balance of the 500,000 shares of ICMC common stock not previously issued pursuant to Section 5.3.2 at the time ICMC has earned its Participating Interest.

5.7. Reports . ICMC shall, during the Earn-In period, provide CCA with copies of periodic reports describing its activities on the Properties and shall conduct a semi-annual review with CCA to discuss the progress ICMC has made during the preceding period as well as the plans and programs being contemplated for the next period.

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Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


                      ARTICLE 6. INTERESTS OF PARTICIPANTS:

                              DEFAULTS AND REMEDIES

6.1. Participating Interests . ICMC shall have no Participating Interest unless and until it has completed the Exploration Expenditures set forth in Section 5.2 during the Earn-In period. The Participants shall have the following Participating Interests upon ICMC's completion of the obligations set forth in
Section 5.2:

                     ICMC     -     55%
                     CCA      -     45%

6.2. Elections at Time of Earn-In. At such time as ICMC completes the obligations set forth in Section 5.2 and has earned its fifty five percent (55%) Participating Interest in the Venture, CCA and ICMC shall have a period of sixty
(60) days to either:

      (i) elect to continue to participate in the Venture and contribute to each Program and Budget for their entire respective Participating Interest, or

      (ii) to elect to withdraw from the Venture and convert to a Net Smelter Return as set out in Exhibit C.

In no event shall the cumulative Net Smelter Return payable to the withdrawing party, whether one or more, exceed an aggregate of five percent (5%).

6.3. Deemed Expenditures. At Earn-In ICMC and CCA shall, irrespective of their actual expenditures on or with respect to the Properties, be deemed to have incurred expenditures as follows:

              ICMC        $2,100,000
              CCA         $1,750,000

6.4 Changes in Participating Interests. A Participant's Participating Interest shall be changed as follows:

              (i)    As provided in Sections 6.2 or 6.7; or

              (ii) Upon an election by a Participant pursuant to Section 6.5 to contribute less to an adopted Program and Budget than the percentage reflected by its Participating Interest; or

              (iii) In the event of default by a Participant in making its agreed-upon

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Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


              contribution to an adopted Program and Budget; or

              (iv) Transfer by a Participant of less than all its Participating Interest in accordance with Article XIV; or

              (v) Acquisition of less than all of the Participating Interest of the other Participant, however arising.

6.5 Voluntary Reduction in Participation. Except with respect to a Participant's obligation to make its Initial Contribution, as to which no election is permitted, a Participant may elect, as provided in Section 9.5, to limit its contributions to an adopted Program and Budget as follows:

              (i) To some lesser amount than its respective Participating Interest; or

              (ii)   Not at all.

If a Participant elects to contribute to an adopted Program and Budget some lesser amount than its respective Participating Interest, or not at all, the Participating Interest of that Participant shall be recalculated at the time of election by dividing:

       (i) the sum of

            (a) the value of the Participant's Initial Contribution as per
            Section 6.3,

            (b) the total of all of the Participant's contributions under
            Section 5.3, and

            (c) the amount, if any, the Participant elects to contribute to the adopted
              Program and Budget;
        by

       (ii) the sum of (a), (b) and (c) above for all Participants;

      and then multiplying the result by one hundred.

The Participating Interest of the other Participant shall thereupon become the difference between 100% and the recalculated Participating Interest.

6.6. Default in Making Contributions .If a Participant defaults in making a contribution or cash call required by an approved Program and Budget, the non-defaulting Participant may advance the defaulted contribution on behalf of the defaulting Participant and treat the same,

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Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


together with any accrued interest, as a demand loan bearing interest from the date of the advance at the Prime Rate plus two percent (2%) compounded quarterly. The failure to repay said loan upon demand shall be a default. Each Participant hereby grants to the other a lien upon its interest in the Venture and the Properties and a security interest in its rights under this Agreement and in its Participating Interest in other Assets, and the proceeds therefrom, to secure any loan made hereunder, including interest thereon, reasonable attorneys' fees and all other reasonable costs and expenses incurred in recovering the loan with interest and in enforcing such lien or security interest, or both. A non-defaulting Participant may elect the applicable remedy under this Section 6.6, or, to the extent a Participant has a lien or security interest under applicable law, it shall be entitled to its rights and remedies at law and in equity. All such remedies shall be cumulative. The election of one or more remedies shall not waive the election of any other remedies. Each Participant hereby irrevocably appoints the other its attorney-in- fact to execute, file and record all instruments necessary to perfect or effectuate the provisions hereof.

6.7. Conversion of Interest . If at any time the Participating Interest of a Participant is reduced to ten percent (10%) or less by an affirmative election not to contribute all or some portion of its share pursuant to a Program and Budget as provided in Article 9, the diluted Participant shall be deemed to have withdrawn from the Venture and this Agreement shall terminate; provided, however, the diluting Participant shall have the right to receive an amount equal to one hundred and fifteen percent (115%) of the diluting Participant's actual or deemed expenditures contributed hereunder, whichever is greater only from a five percent (5%) of Net Smelter Return Royalty, as set out in Exhibit C. Upon receipt of such amount the diluting Participant shall thereafter have no further right, title, or interest under this Agreement or in the Assets.

6.8. Continuing Liabilities Upon Adjustments of Participating Interests . Any reduction of a Participant's Participating Interest under this Section 6 shall not relieve such Participant of its share of any liability, whether it accrued before or after such reduction, arising out of Operations conducted prior to such reduction. For purposes of this Article 6, such Participant's share of such liability shall be equal to its Participating Interest at the time such liability was incurred. The increased Participating Interest accruing to a Participant as a result of the reduction of the other Participant's Participating Interest shall be free of royalties, liens or other encumbrances arising by, through or under such other Participant, other than those existing at the time the Properties were acquired or those to which both Participants have given their written consent. An adjustment to a Participating Interest need not be evidenced during the term of this Agreement by the execution and recording of appropriate instruments, but each Participant's Participating Interest shall be shown in the books of the Manager. However, either Participant, at any time upon the request of the other Participant, shall execute and acknowledge instruments necessary to evidence such adjustment in form sufficient for recording in the jurisdiction where the Properties are located.

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Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


                         ARTICLE 7. MANAGEMENT COMMITTEE

7.1. Organization and Composition . Prior to completion of ICMC's' Earn-In and the election by CCA and ICMC to participate in the Venture as provided in
Section 6.2, the Participants shall establish a Management Committee to determine overall policies, objectives, procedures, methods and actions under this Agreement. The Management Committee shall consist of one member appointed by ICMC and one member appointed by CCA. Each Participant may appoint one or more alternates to act in the absence of a regular member. Any alternate so acting shall be deemed a member. Appointments shall be made or changed by notice in writing to the other Participant.

7.2. Decisions. Prior to completion of ICMC's Earn-In, each Participant, acting through its appointed member(s), shall have an equal vote. In the event of a deadlock, the Manager shall hold the deciding vote. After completion of ICMC's Earn-In, each Participant shall have a vote equal to its Participating Interest in the Venture. Decisions of the Management Committee shall be decided by Simple Majority of the Participating Interests.

7.3. Meetings. The Management Committee shall hold regular meetings at least annually at mutually agreed places. The Manager shall give thirty (30) days' written notice to the Participants of such regular meetings. Additionally, either Participant may call a special meeting upon thirty (30) days' written notice to the Manager and the other Participant. In case of emergency, reasonable notice of a special meeting shall suffice. There shall be a quorum if at least one member representing each Participant is present. The Management Committee shall not transact any business at a meeting unless a quorum is present at the commencement of the meeting. If a quorum is not present at the commencement of the meeting or within one-half hour after the time fixed for the commencement of the meeting, the meeting shall be adjourned to the same time and day of the next week at the same place. If a quorum is not present at the commencement of the adjourned meeting, one representative shall be deemed to constitute a quorum. Each notice of a meeting shall include an itemized agenda and detailed back-up information prepared by the Manager in the case of a regular meeting, or by the Participant calling the meeting in the case of a special meeting, but any matters may be considered with the consent of all Participants. The Manager shall prepare minutes of all meetings and shall distribute copies of such minutes to the Participants within thirty (30) days after the meeting. The minutes, when signed by all Participants, shall be the official record of the decisions made by the Management Committee and shall be binding on the Manager and the Participants. If personnel employed in Operations are required to attend a Management Committee meeting, reasonable costs incurred in connection with such attendance shall be a Venture cost. All other costs shall be paid by the Participants individually.

7.4. Action Without Meeting. In lieu of meetings, the Management Committee may hold telephone conferences, so long as all decisions are immediately confirmed in writing by the Participants.

7.5. Matters Requiring Approval . Except as otherwise delegated to the Manager in Section

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Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


8.2, the Management Committee shall have exclusive authority to determine all management matters related to this Agreement.

                               ARTICLE 8. MANAGER

8.1. Appointment Following signature of this Agreement, ICMC shall be the initial Manager.

8.2.  Powers and Duties of Manager

Subject to the terms and provisions of this Agreement, the Manager shall have the following powers and duties which shall be discharged in accordance with adopted Programs and Budgets:

      8.2.1.  The Manager shall manage, direct and control Operations.

      8.2.2. The Manager shall implement the decisions of the Management Committee, shall make all expenditures necessary to carry out adopted Programs and Budgets, and shall promptly advise the Management Committee if it lacks sufficient funds to carry out its responsibilities under this Agreement.

      8.2.3.  The Manager shall:

            (i) purchase or otherwise acquire all material, supplies, equipment, water, utility and transportation services required for Operations, such purchases and acquisitions to be made on the best terms available, taking into account all of the circumstances;

            (ii) obtain such customary warranties and guarantees as are available in connection with such purchases and acquisitions; and

            (iii) keep the Assets free and clear of all liens and encumbrances, except for those existing at the time of, or created concurrent with, the acquisition of such Assets, or mechanic's or materialmen's liens which shall be released or discharged in a diligent manner, or liens and encumbrances specifically approved by the Management Committee.

      8.2.4. The Manager shall conduct such title examinations and cure such title defects as may be advisable in the reasonable judgment of the Manager.

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Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


      8.2.5.  The Manager shall:

            (i) make or arrange for all payments required by leases, licenses, permits, contracts and other agreements related to the Assets;

            (ii) pay all taxes, assessments and like charges on Operations and Assets except taxes determined or measured by a Participant's sales revenue or net income. If authorized by the Management Committee, the Manager shall have the right to contest in the courts or otherwise, the validity or amount of any taxes, assessments or charges if the Manager deems them to be unlawful, unjust, unequal or excessive, or to undertake such other steps or proceedings as the Manager may deem reasonably necessary to secure a cancellation, reduction, readjustment or equalization thereof before the Manager shall be required to pay them, but in no event shall the Manager permit or allow title to the Assets to be lost as the result of the nonpayment of any taxes, assessments or like charges; and

            (iii) shall do all other acts reasonably necessary to maintain the Assets.

      8.2.6.  The Manager shall:

                (i) apply for all necessary permits, licenses and approvals;

               (ii) comply with applicable federal, provincial, municipal and local laws and regulations;

              (iii) notify promptly the Management Committee of any allegations of substantial violation thereof; and

               (iv) prepare and file all reports or notices required for Operations.

      The Manager shall not be in breach of this provision if a violation has occurred in spite of the Manager's good faith efforts to comply, and the Manager has timely cured or disposed of such violation through performance, or payment of fines and penalties.

      8.2.7. The Manager shall prosecute and defend, but shall not initiate without consent of the Management Committee, all litigation or administrative proceedings greater than $50,000 arising out of Operations. The non-managing Participant shall have the right to participate, at its own expense, in such litigation or administrative proceedings. The non-managing Participant's approval shall be required in advance of any settlement involving payments, commitments or obligations, if the non-managing Participant's share is in

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Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


      excess of Twenty-Five Thousand Dollars ($25,000) in cash or value.

      8.2.8. The Manager shall provide insurance for the benefit of the Participants as provided in Exhibit D.

      8.2.9. The Manager may dispose of Assets, whether by release, abandonment, surrender or Transfer in the ordinary course of business, except that Properties may be released, abandoned or surrendered only as provided in
      Article 13. However, without prior authorization from the Management Committee, the Manager shall not:

               (i) dispose of Assets in any one transaction having a value in excess of $250,000:

               (ii) enter into any sales contracts or commitments for Product, except as permitted in Section 11.2;

              (iii) begin a liquidation of the Venture; or

               (iv) dispose of all or a substantial part of the Assets necessary to achieve the purposes of the Venture.

      8.2.10 The Manager shall have the right to carry out its responsibilities hereunder through agents, affiliates or independent contractors.

      8.2.11. The Manager shall be obligated to perform or cause to be performed during the term of this Agreement all obligations required by law in order to maintain the Properties which obligations shall be included in Programs and Budgets.

      8.2.12. The Manager shall keep and maintain all required accounting and financial records pursuant to the Accounting Procedure and in accordance with customary cost accounting practices in the mining industry.

      8.2.13. The Manager shall keep the Management Committee advised of all Operations by submitting in writing to the Management Committee:

               (i) monthly progress reports which include statements of
            expenditures and comparisons of such expenditures to the adopted Budget;



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Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


               (ii) periodic summaries of data acquired;

               (iii) copies of reports concerning Operations;

               (iv) a detailed final report within forty-five (45) days after completion of each Program and Budget, which shall include comparisons between actual and budgeted expenditures and comparisons between the objectives and results of Programs; and

               (v) such other reports as the Management Committee may reasonably request.

      At all reasonable times the Manager shall provide the Management Committee or the representative of any Participant, upon the request of any member of the Management Committee, access to, and the right to inspect and copy all maps, drill logs, core tests, reports, surveys, assays, analyses, production reports, operations, technical, accounting and financial records, and other information acquired in Operations. In addition, the Manager shall allow the non-managing Participant, at the latter's sole risk and expense, and subject to reasonable safety regulations, to inspect the Assets and Operations at all reasonable times, so long as the inspecting Participant does not unreasonably interfere with Operations.

      8.2.14. The Manager shall undertake all other activities reasonably necessary to fulfill the foregoing.

The Manager shall not be in default of any duty under this Section 8.2 if its failure to perform results from the failure of the non-managing Participant to perform acts or to contribute amounts required of it by this Agreement.

8.3. Standard of Care The Manager shall conduct all Operations in a good, workmanlike and efficient manner, in accordance with all applicable laws, sound mining and other applicable industry standards and practices, and in accordance with the terms and provisions of leases, licenses, permits, contracts and other agreements pertaining to Assets. The Manager shall not be liable to the non-managing Participant for any act or omission resulting in damage or loss except to the extent caused by or attributable to the Manager's willful misconduct or gross negligence.

8.4. Resignation; Deemed Offer to Resign . The Manager may resign upon thirty
(30) days prior notice to the other Participant. If any of the following shall occur, the Manager shall be deemed to have offered to resign, which offer shall be accepted by the other Participant, if at all, within ninety (90) days following such deemed offer:

      8.4.1. The Participating Interest of the Manager becomes less than fifty percent (50%);

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Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


      or

      8.4.2. The Manager fails to perform a material obligation imposed upon it under this Agreement and such failure continues for a period of thirty
      (30) days after written notice from the other Participant demanding performance; or

      8.4.3. The Manager fails to pay or contest in good faith its bills within thirty (30) days after receiving written notice that they are due; or

      8.4.4. A receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for a substantial part of its assets is appointed and such appointment is neither made ineffective nor discharged within sixty
      (60) days after receiving written notice of the making thereof, or such appointment is consented to, requested by, or acquiesced in by the Manager; or

      8.4.5. The Manager commences a voluntary case under any applicable bankruptcy, insolvency or similar law now or hereafter in effect; or consents to the entry of an order for relief in an involuntary case under any such law or to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar official of any substantial part of its assets; or makes a general assignment for the benefit of creditors; or fails generally to pay its or Venture debts as such debts become due; or takes corporate or other action in furtherance of any of the foregoing; or

      8.4.6. Entry is made against the Manager of a judgment, decree or order for relief affecting a substantial part of its assets by a court of competent jurisdiction in an involuntary case commenced under any applicable bankruptcy, insolvency or other similar law of any jurisdiction now or hereafter in effect.

8.5. Payments to Manager . The Manager shall be compensated for its services and reimbursed for its costs hereunder in accordance with the Accounting Procedure.

8.6. Transactions With Affiliates . If the Manager engages Affiliates to provide services hereunder, it shall do so on terms no more favorable than would be the case with unrelated persons in arm's-length transactions.

8.7. Activities During Deadlock . If the Management Committee for any reason fails to adopt a Program and Budget, subject to the contrary direction of the Management Committee and to the receipt of necessary funds, the Manager shall continue Operations at levels comparable with the last adopted Program and Budget. For purposes of determining the required contributions of the Participants and their respective Participating Interests, the last adopted Program and Budget shall be deemed extended.

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Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


                         ARTICLE 9. PROGRAMS AND BUDGETS

9.1. Initial Program and Budget . The initial Program and Budget will be provided by the Management Committee within ninety (90) days of ICMC's Earn-In.

9.2. Operations Pursuant to Programs and Budgets . Except as otherwise provided in Section 9.8 and Article 16, Operations shall be conducted, expenses shall be incurred, and Assets shall be acquired only pursuant to approved Programs and Budgets.

9.3. Presentation of Programs and Budgets . Proposed Programs and Budgets shall be prepared by the Manager for a period of up to one year. Each adopted Program and Budget, regardless of length, shall be reviewed at least once a year at the annual meeting of the Management Committee. During the period encompassed by any Program and Budget, and at least two months prior to its expiration, a proposed Program and Budget for the succeeding period shall be prepared by the Manager and submitted to the Management Committee.

9.4. Review and Approval of Proposed Programs and Budgets . Within thirty (30) days after submission of a proposed Program and Budget to the Management Committee, the Management Committee shall:

      (i)     Approve the proposed Program and Budget; or

      (ii)    Propose modifications of the proposed Program and Budget; or

      (iii)   Reject the proposed Program and Budget.

If the Management Committee makes the elections pursuant to Section 9.4.(ii) or 9.4.(iii), then the Manager will review the modifications and/or any recommendations of the Management Committee and will resubmit a Program and Budget within thirty (30) days.

9.5. Election to Participate By written notice to the Management Committee within thirty (30) days after approving a Program and Budget except as provided for in Section 6.1, a Participant may elect to contribute to such Program and Budget in an amount equal to its Participating Interest or a lesser amount as provided for in Section 6.5. If a Participant fails to so notify the Management Committee, the Participant shall be deemed to have elected not to contribute to such Program and Budget and the provisions of Section 6.4 shall apply. If a Participant elects not to participate in the Program and Budget and the other Participant elects to contribute to the Program and Budget the provisions of
Section 6.5 shall apply.

9.6. Deadlock on Proposed Programs and Budgets . If the Participants, acting through the Management Committee, fail to approve a Program and Budget by the beginning of the period

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Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


to which the proposed Program and Budget applies, the provisions of Section 8.7 shall apply.

9.7. Budget Overruns; Program Changes . The Manager shall immediately notify the Management Committee of any material departure from an adopted Program and Budget. If the Manager exceeds an adopted Budget by more than ten percent (10%), then such excess over ten percent (10%) shall be for the sole account of the Manager, not creditable to the calculation of Participating Interests, unless such excess amount is directly caused by an emergency or unexpected expenditure made pursuant to Section 9.8 or is otherwise authorized by the approval of the Management Committee. Budget overruns of ten percent (10%) or less shall be borne by the Participants in proportion to their respective Participating Interests as of the time the overrun occurs.

9.8. Emergency or Unexpected Expenditures . In case of emergency, the Manager may take any reasonable action it deems necessary to protect life, limb or property, to protect the Assets or to comply with law or government regulation. The Manager may also make reasonable expenditures for unexpected events which are beyond its reasonable control and which do not result from a breach by it of its standard of care. The Manager shall promptly notify the Participants of the emergency or unexpected expenditures, and the Manager shall be reimbursed for all resulting costs by the Participants in proportion to their respective Participating Interests at the time the emergency or unexpected expenditures are incurred.

                      ARTICLE 10. ACCOUNTS AND SETTLEMENTS

10.1. Matters of Accounts and Settlements These items are governed by the provisions in Exhibit "B" (Accounting Procedures) attached hereto.

                      ARTICLE 11. DISPOSITION OF PRODUCTION

11.1. Taking in Kind . Each Participant shall take in kind or separately dispose of its share of all Products in accordance with its Participating Interest. Any extra expenditure incurred in the taking in kind or separate disposition by any Participant of its proportionate share of Products shall be borne by such Participant. Nothing in this Agreement shall be construed as providing, directly or indirectly, for any joint or cooperative marketing or selling of Products or permitting the processing of Products of any parties other than the Participants at any processing facilities constructed by the Participants pursuant to this Agreement. The Manager shall give the Participants notice at least ten (10) days in advance of the delivery date upon which their respective shares of Products will be available.

11.2. Failure of Participant to Take in Kind . If a Participant fails to take in kind, the Manager shall have the right, but not the obligation, for a period of time consistent with the

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Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


minimum needs of the industry, but not to exceed one year, to purchase the Participant's share for its own account or to sell such share as agent for the Participant at not less than the prevailing market price in the area. Subject to the terms of any such contracts of sale then outstanding, during any period that the Manager is purchasing or selling a Participant's share of production, the Participant may elect by notice to the Manager to take in kind. The Manager shall be entitled to deduct from proceeds of any sale by it for the account of a Participant reasonable expenses incurred in such a sale.

                     ARTICLE 12. WITHDRAWAL AND TERMINATION

12.1. Termination by Expiration or Agreement . This Agreement shall terminate as expressly provided in this Agreement, unless earlier terminated by written agreement.

12.2. Withdrawal . A Participant may elect to withdraw as a Participant from this Agreement by giving notice to the other Participant of the effective date of withdrawal, which shall be the later of the end of the then current Program and Budget or at least 45 days after the date of the notice. Upon such withdrawal, this Agreement shall terminate, and the withdrawing Participant shall be deemed to have transferred to the remaining Participant, without cost and free and clear of royalties, liens or other encumbrances arising by, through or under such withdrawing Participant, except those exceptions to title described in Exhibits F and G and those to which both Participants have given their written consent after the date of this Agreement, all of its Participating Interest in the Assets and in this Agreement. Any withdrawal under this Section
12.2 shall not relieve the withdrawing Participant of its share of liabilities to third persons (whether such accrues before or after such withdrawal) arising out of Operations conducted prior to such withdrawal. For purposes of this
Section 12.2, the withdrawing Participant's share of such liabilities shall be equal to its Participating Interest at the time such liability was incurred.

12.3. Continuing Obligations . On termination of this Agreement under Section
12.1 or 12.2, the Participants shall remain liable for continuing obligations hereunder until final settlement of all accounts and for any liability, whether it accrues before or after termination, if it arises out of Operations during the term of the Agreement.

12.4. Disposition of Assets on Termination . Promptly after termination under
Section 12.1, the Manager shall take all action necessary to wind up the activities of the Venture, and all costs and expenses incurred in connection with the termination of the Venture shall be expenses chargeable to the Venture. Any Participant that has a negative Joint Account balance when the Venture is terminated for any reason shall contribute to the Assets of the Venture an amount sufficient to raise such balance to zero. The Assets shall first be paid, applied, or distributed in satisfaction of all liabilities of the Venture to third parties and then to satisfy any debts, obligations, or liabilities owed to the Participants. Before distributing any funds or Assets to Participants, the Manager shall have the right to segregate amounts which, in the Manager's reasonable judgment, are necessary to discharge continuing obligations or to purchase for the account of Participants, bonds or other securities for the performance of such obligations. The foregoing shall not be construed to include the repayment of any Participant's contributions or

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


Joint Account balance. Thereafter, any remaining cash and all other Assets, including property shall be distributed (in undivided interests unless otherwise agreed) to the Participants, first in the ratio and to the extent of their respective Joint Accounts and then in proportion to their respective Participating Interests, subject to any dilution, reduction, or termination of such Participating Interests as may have occurred pursuant to the terms of this Agreement. No Participant shall receive a distribution of any interest in Products or proceeds from the sale thereof if such Participant's Participating Interest therein has been terminated pursuant to this Agreement.

12.5. Right to Data after Termination . After termination of this Agreement pursuant to Section 12.1, each Participant shall be entitled to copies of all information acquired hereunder before the effective date of termination not previously furnished to it, but a terminating or withdrawing Participant shall not be entitled to any such copies in respect to a later termination or withdrawal.

12.6. Continuing Authority . On termination of this Agreement under Section 12.1 or the deemed withdrawal of a Participant pursuant to Sections 5.2 and 6.4, the Manager shall have the power and authority, subject to control of the Management Committee, if any, to do all things on behalf of the Participants which are reasonably necessary or convenient to: (a) wind up Operations and (b) complete any transaction and satisfy any obligation, unfinished or unsatisfied, at the time of such termination or withdrawal, if the transaction or obligation arises out of Operations prior to such termination or withdrawal. The Manager shall have the power and authority to grant or receive extensions of time or change the method of payment of an already existing liability or obligation, prosecute and defend actions on behalf of the Participants and the Venture, mortgage Assets, and take any other reasonable action in any matter with respect to which the former Participants continue to have, or appear or are alleged to have, a common interest or a common liability.

12.7. Non-Compete Covenants . A Participant that withdraws pursuant to Section 12.2, or is deemed to have withdrawn pursuant to Sections 6.2 or 6.7 shall not directly or indirectly acquire any interest in property within the Area of Interest for two (2) years after the effective date of withdrawal. If a withdrawing Participant, or an Affiliate of a withdrawing Participant, breaches this Section 12.7, such Participant or Affiliate shall be obligated to offer to convey to the non-withdrawing Participant, without cost, any such property or interest so acquired. Such offer shall be made in writing and can be accepted by the non-withdrawing Participant at any time within forty-five (45) days after it is received by such non-withdrawing Participant.

12.8. Mutual Withdrawal . If a Participant elects to withdraw from this Agreement pursuant to Section 12.2, the other Participant may also elect to withdraw as a Participant by giving written notice thereof to the other Participant within thirty (30) days after receipt of the first Participant's notice of withdrawal, in which event the Participants shall be deemed to have agreed to terminate the Venture as of the first date of withdrawal pursuant to
Section 12.1.

12.9. Rights to Data After Termination . After termination of this Agreement pursuant to Sections 12.1 or 12.2 project data shall be distributed as follows:

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


        (i) All proprietary data provided by CCA covering data on the Properties and other Stillwater Complex lands and all copies thereof will be returned to CCA within 30 days of the termination date. This data includes geological and related data provided by the Mouat family interests.

       (ii) Copies, including but not limited to, of any and all raw data developed by ICMC about or on the Properties, any geological data, computer generated data, notes, summaries, maps, surveys, assays, drill hole logs or other documentation generated by ICMC during the life of the Venture will be provided to CCA.

                       ARTICLE 13. SURRENDER OF PROPERTIES

13.1. Surrender of Properties .The Management Committee may authorize the Manager to surrender part or all of the Properties. If the Management Committee authorizes any such surrender over the objection of a Participant, the Participant that desires to surrender shall assign to the objecting Participant, without cost to the objecting Participant, all of the surrendering Participant's interest in the Properties to be surrendered, and the surrendered Properties shall cease to be part of the Properties.

13.2. Reacquisition. If any Properties are surrendered under the provisions of this Article 13, then, unless this Agreement is earlier terminated, neither Participant nor any Affiliate thereof shall acquire any interest in such Properties or a right to acquire such Properties for a period of two years following the date of such surrender. If a Participant reacquires any Properties in violation of this Section 13.2, the other Participant may elect by notice to the reacquiring Participant within forty-five (45) days after it has actual notice of such reacquisition, to have such Properties made subject to the terms of this Agreement. In the event such an election is made, the reacquired properties shall thereafter be treated as Properties, and the costs of reacquisition shall be borne pro rata by the Participants and shall be included for purposes of calculating the Participants' respective Participating Interests.

                        ARTICLE 14. TRANSFER OF INTEREST

14.1. General . A Participant shall have the right to Transfer to any third party all or any part of its interest in or to this Agreement, its Participating Interest, or the Assets solely as provided in this Article 14.

14.2. Limitations on Free Transferability . The Transfer right of a Participant in Section 14.1 shall be subject to the following terms and conditions:

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


      14.2.1. No transferee of all or any part of the interest of a Participant in this Agreement, any Participating Interest, or the Assets shall have the rights of a Participant unless and until the transferring Participant has provided to the other Participant notice of the Transfer, and except as provided in Sections 14.2.3. and 14.2,4., the transferee, as of the effective date of the Transfer, has committed in writing to be bound by this Agreement to the same extent as the transferring Participant;

      14.2.2. No Transfer permitted by this Article 14 shall relieve the transferring Participant of its share of any liability, whether accruing before or after such Transfer, which arises out of Operations conducted prior to such Transfer;

      14.2.3. In the event of a Transfer of less than all of a Participating Interest, the transferring Participant and its transferee shall act and be treated as one Participant;

      14.2.4. Except as provided in Section 14.4.3, no Participant shall transfer any interest in this Agreement or the Assets except by Transfer of part or all of its Participating Interest;

      14.2.5. From the date of execution of this Agreement, if the Transfer is the grant of a security interest by mortgage, deed of trust, pledge, lien or other encumbrance of any interest in this Agreement, any Participating Interest or the Assets to secure a loan or other indebtedness of a Participant in a bona fide transaction, such security interest shall be subordinate to the terms of this Agreement and the rights and interests of the other Participant hereunder. Upon any foreclosure or other enforcement of rights in the security interest the acquiring third party shall be deemed to have assumed the position of the encumbering Participant with respect to this Agreement and the other Participant, and it shall comply with and be bound by the terms and conditions of this Agreement; and

      14.2.6. If a sale or other commitment or disposition of Products or proceeds from the sale of Products by a Participant upon distribution to it pursuant to Article 11 creates in a third party a security interest in Products or proceeds therefrom prior to such distribution, such sales, commitment or disposition shall be subject to the terms and conditions of this Agreement; and

      14.2.7 No Participant, without the consent of the other Participant, shall make a Transfer which shall cause termination of the tax partnership established by the provisions of Section 4.2;

14.3. Right of First Refusal . Except as otherwise provided in Section 14.4, if either Participant receives an offer to Transfer or otherwise dispose of all or a part of its Participating Interest in the Venture and/or Assets to a third party, including CCA's 100% interest in the "G" and "H" Chromites not subject to this Joint Venture, prior to accepting such offer the transferring Participant shall first offer the interest to the non-transferring Participant at the same terms and conditions as set forth in the third party offer. The non-transferring Participant may

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Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


accept the offer by written notice to the transferring Participant given within sixty (60) days of receipt of the transferring Participant's offer. If the non-transferring Participant does not accept the offer, then the transferring Participant may sell or otherwise dispose of its interest under terms and conditions not less favorable to it than those set forth in the third party offer, provided that the sale or other disposition is effectuated within one hundred and eighty (180) days from the effective date of the third party offer.

14.4. Exceptions to Right of First Refusal . Section 14.3 shall not apply to the following:

      14.4.1. Transfer by a Participant of all or any part of its interest in this Agreement, any Participating Interest, or the Assets to an Affiliate;

      14.4.2. Incorporation of a Participant, or corporate merger, consolidation, amalgamation or reorganization of a Participant by which the surviving entity shall possess substantially all of the stock, or all of the property rights and interests, and be subject to substantially all of the liabilities and obligations of that Participant;

      14.4.3. The grant by a Participant of a security interest in any interest in this Agreement, any Participating Interest, or the Assets by mortgage, deed of trust, pledge, lien or other encumbrance which shall be subordinate as set forth above; or

      14.4.4. A sale or other commitment or disposition of Products or proceeds from sale of Products by a Participant upon distribution to it pursuant to
      Article 11.

                    ARTICLE 15. CONFIDENTIALITY AND RELEASES

15.1. General . The financial terms of this Agreement and all information obtained in connection with the performance of this Agreement are valuable trade secrets and shall be the exclusive property of the Participants and shall be maintained on a confidential basis. Neither Participant shall make any disclosure to any third party or the public or give out any publicity, press release or written material relating to confidential information, the Venture or the terms of this Agreement without the prior written consent of the other Participant, which consent shall not be unreasonably withheld.

15.2. Exceptions. The consent required by Section 15.1 shall not apply to a disclosure:

      15.2.1. To an Affiliate, consultant, contractor or subcontractor that has a bona fide need to be informed;

      15.2.2. To any third party to whom the disclosing Participant contemplates a Transfer

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


      of all or any part of its interest in or to this Agreement, its Participating Interest, or the Assets; or

      15.2.3. Which the disclosing Participant is required by pertinent law or regulation or the rules of any stock exchange to disclose, provided that in any case to which this Section 15.2 is applicable, the disclosing Participant shall give written notice to the other Participant prior to the making of any such disclosure. The disclosing Participant shall allow the other party twenty-four (24) hours to comment on the nature and extent of such required disclosure.

      15.2.4.  As necessary to administer or enforce this Agreement.

As to any disclosure pursuant to Section 15.2.1 or 15.2.2, only such confidential information as such third party shall have a legitimate business need to know shall be disclosed and such third party shall first agree in writing to protect the confidential information from further disclosure to the same extent as the Participants are obligated under this Article 15.

15.3. Duration of Confidentiality . The provisions of this Article 15 shall apply during the term of this Agreement and for two (2) years following a termination pursuant to Section 12.1 or following withdrawal pursuant to Section 12.2, and shall continue to apply to any Participant who withdraws, who is deemed to have withdrawn, or who Transfers its Participating Interest, for two years following the date of such occurrence.

                          ARTICLE 16. AREA OF INTEREST

16.1. Acquisitions in Area of Interest . If at any time during the existence of this Agreement any Participant or any former Participant that has a production royalty interest as provided for herein, (in this section only called the "Acquiring Party") stakes or otherwise acquires any right to or interest in any properties within the Area of Interest, the Acquiring Party shall forthwith give notice to the other parties of such acquisition, the total cost thereof and all details in the possession of that Participant with respect to the details of the acquisition, the nature of the property and the known mineralization. Each other Participant may, within thirty (30) days of receipt of the Acquiring Party's notice, elect, by notice to the Acquiring Party, to require that the properties and the right or interest acquired be held equally by the parties and be included in and thereafter form part of the Properties for all purposes of this Agreement.

In the event properties or interests in properties are acquired by an Acquiring Party through a joint venture in the Area of Interest after the Effective Date of this Agreement, any such acquired properties or interest in acquired properties, shall be held equally by ICMC and CCA unless otherwise agreed.

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


If the election aforesaid is made, the other Participants shall reimburse the Acquiring Party for that portion of the cost of acquisition which is equivalent to their respective Participating Interests. If no other Participant makes the election aforesaid within that period of thirty (30) days, the right or interest acquired shall not form part of the Properties and the Acquiring Party shall be solely entitled thereto.

                         ARTICLE 17. GENERAL PROVISIONS

17.1. Notices . All notices, payments and other required communications ("Notices") to the Participants shall be in writing, and shall be addressed respectively as follows:

      17.1.1.  If to ICMC:

      Idaho Consolidated Metals Corporation
      P.O. Box 1124
      Lewiston, Idaho  83501
      Attn:  Del Steiner
      Phone: (208) 743-0914
      Fax:  (208) 746-6678

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL



      17.1.2.  If to CCA:

      Chrome Corporation of America
      5613 S. Prince Street
      Littleton, Colorado  80120
      Attn:  Alistair Turner
      Phone: (720) 283-3904
      Fax:  (720) 283-3905


All Notices shall be given:

       (i) by personal delivery to the Participant, or

      (ii) by electronic communication or facsimile, with a confirmation sent by registered or certified mail return receipt requested,

     (iii) by registered or certified mail return receipt requested or

      (iv) by express mail.

All Notices shall be effective and shall be deemed delivered

       (i) if by personal delivery on the date of delivery if delivered during normal business hours, and, if not delivered during normal business hours, on the next business day following delivery,

      (ii) if by electronic communication or facsimile on the next business day following receipt of the electronic communication or facsimile, and

       (iii) if solely by mail on the next business day after actual receipt.

A Participant may change its address by Notice to the other Participant.

17.2. Waiver . The failure of a Participant to insist on the strict performance of any provision

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


of this Agreement or to exercise any right, power or remedy upon a breach hereof shall not constitute a waiver of any provision of this Agreement or limit the Participant's right thereafter to enforce any provision or exercise any right.

17.3. Modification . No modification of this Agreement shall be valid unless made in writing and duly executed by the Participants.

17.4. Force Majeure . Except for the obligation to make payments when due hereunder, the obligations of a Participant shall be suspended to the extent and for the period that performance is prevented by any cause, whether foreseeable or unforeseeable, beyond its reasonable control, including, without limitation, lack of satisfactory market, labor disputes (however arising and whether or not employee demands are reasonable or within the power of the Participant to grant); acts of God; laws, regulations, orders, proclamations, instructions or requests of any government or governmental entity; judgments or orders of any court; inability to obtain on reasonably acceptable terms any public or private license, permit or other authorization; curtailment or suspension of activities to remedy or avoid an actual or alleged, present or prospective violation of federal, provincial or local environmental standards; acts of war or conditions arising out of or attributable to war, whether declared or undeclared; riot, civil strife, insurrection or rebellion; fire, explosion, earthquake, storm, flood, sink holes; drought or other adverse weather condition; delay or failure by suppliers or transporters of materials, parts, supplies, services or equipment or by contractors' or subcontractors' shortage of, or inability to obtain, labor, transportation, materials, machinery, equipment, supplies, utilities or services; accidents; breakdown of equipment, machinery or facilities; or any other cause whether similar or dissimilar to the foregoing. The affected Participant shall promptly give notice to the other Participant of the suspension of performance, stating therein the nature of the suspension, the reasons therefor, and the expected duration thereof and this Agreement shall be extended by the total period of such delays or suspension. The affected Participant shall resume performance as soon as reasonably possible. During the period of suspension the obligations of the Participants to advance funds pursuant to Section 9.2 shall be reduced to levels consistent with Operations.

17.5. Economic Force Majeure . Following the Earn-In Period and if at any time after the Management Committee reaches a determination, in its reasonable judgment, that the minerals encompassed within the Properties cannot be profitably mined under the terms and conditions of this Agreement as it is then in effect, the Management Committee may declare that a condition of Force Majeure exists as provided in Section 17.4, above; provided, that in no event shall a condition of Force Majeure declared pursuant to this Section 17.5 be in effect for more than five (5) consecutive years.

17.6. Governing Law . This Agreement shall be governed by and interpreted in accordance with the laws of the State of Montana.

17.7. Rule Against Perpetuities . Any right or option to acquire any interest in real or personal property under this Agreement must be exercised, if at all, so as to vest such interest in the acquirer within twenty-one (21) years after the effective date of this Agreement.

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Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


17.8. Further Assurances. Each of the Participants agrees to take from time to time such actions and execute such additional instruments as may be reasonably necessary or convenient to implement and carry out the intent and purpose of this Agreement.

17.9. Survival of Terms and Conditions . The following Sections shall survive the termination of this Agreement to the full extent necessary for their enforcement and the protection of the Participant in whose favor they run:
Sections 2.2, 4.3, 6.6, 6.8, 12.2, 12.3, 12.4, 12.5, 12.7, 13.2, 17.6 and 1.3.3
of the Accounting Procedure.

17.10. Entire Agreement; Successors and Assigns . This Agreement contains the entire understanding of the Participants and supersedes all prior agreements and understandings between the Participants relating to the subject matter hereof. This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the Participants. In the event of any conflict between this Agreement and any Exhibit attached hereto, the terms of this Agreement shall be controlling.

17.11. Memorandum . At the request of either Participant, a Memorandum or short form of this Agreement, as appropriate, which shall not disclose financial information contained herein, shall be prepared and recorded by Manager. This Agreement shall not be recorded.

17.12. Funds . All references to dollar amounts contained in this Agreement are references to United States dollars.

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto effective as of the day and year first above written.

CHROME CORPORATION OF AMERICA

By:   /s/ Alistair R. Turner
     --------------------------------
      Alistair R. Turner
Title:Executive Vice President
Tax ID#;      84-1971857

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL



IDAHO CONSOLIDATED METALS CORPORATION

By :  /s/ Del Steiner
      -------------------------------------
      Del Steiner
Title: President
Tax ID#: 82-0465571

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


                                   EXHIBIT A-1

                               NICKEL/COPPER LEASE

         Attached to and made part of that certain Joint Venture Agreement dated the 1st day of February, 2000 between

     Idaho Consolidated Metals Corporation and Chrome Corporation of America.

      The following patented and unpatented mining claims located in Stillwater County, State of Montana.

     EAST OF THE STILLWATER RIVER            WEST OF THE STILLWATER RIVER
       (18 Patented Lode Claims)               (13 Patented Lode Claims)
                Big Ben                                Red Bird
                Lucky T                              Mountain View
                L.T.X.                                 Big Thing
                H.E.D.                                Rough Rock
                Copper                               Rough Rock #2
               Gold Tip                                Brooklyn
                Beauty                                 Avalanche
                Patent                                 Cataract
                Pada #1                              New Wabeliski
                Pada #2                                 Summit
                 Opal                                  Something
                 Dave                                 Stillwater
                Emerald                                  Pine
             Perseverance                     (7 Unpatented Lode Claims)
                H.R.H.                                  Smelter
               Blue Jay                               Red Bird #2
             Copper Bottom                                Gap
                 Ridge                                    Sue
       (1 Unpatented Lode Claim)                         Jame

                 Giant                                  Billie
                                                       Westlake

                                      A-1-1

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL




                                      A-1-2

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


                                   EXHIBIT A-2

                                  CHROME LEASE

        Attached to and made part of that certain Joint Venture Agreement dated the 1st day of February, 2000 between

    Idaho Consolidated Metals Corporation and Chrome Corporation of America.

The following patented and unpatented mining claims located in Stillwater and Sweet Grass Counties, State of Montana.

MOUNTAIN VIEW CLAIMS-
--------------------

                                    PATENTED MINERAL CLAIM

Bald Eagle

                                             A-2-1

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


                        CLAIMS INCLUDED IN PATENT APPLICATION MTM81443

BLM                                                         DATE        LOCATION
SERIAL                                                      OF          OF
NUMBER           NAME               BOOK        PAGE        LOCATION    CLAIM
------           ----               ----        ----        --------    -----

M MC 53589       SUSU 25            78 Misc.    887         11/07/79    T5S R15E 19
 Amended                            83 Misc.    744         11/25/81
M MC 53592       SUSU 28            78 Misc.    893         11/07/79    T5S R15E 20
 Amended                            83 Misc.    750         11/25/81
M MC 53593       SUSU 29            78 Misc.    895         11/07/79    T5S R15E 20
 Amended                            83 Misc.    752         11/25/81
M MC 10209       AMY 19             76 Misc.    182          5/26/78    T5S R15E 20
 Amended                            77 Misc.     13          2/26/79
 Amended                            83 Misc.    533         11/06/81
M MC 10210       AMY 20             76 Misc.    184          5/26/78    T5S R15E 20
 Amended                            77 Misc.    15           2/26/79
 Amended                            83 Misc.    535         11/06/81
M MC 10211       AMY 21             76 Misc.    186          5/26/78    T5S R15E 20
 Amended                            77 Misc.     17          2/20/79
 Amended                            83 Misc.    537         11/06/81
M MC 186404      Mouat 1 Lode       96          757         9/24/91     T5S R15E 19
M MC 186405      Mouat 2 Lode       96          755         9/24/91     T5S R15E 19
M MC 186406      Mouat 3 Lode       96          753         9/25/91     T5S R15E 19
M MC 186407      Mouat 4 Lode       96          751         9/24/91     T5S R15E 19/20
M MC 186408      Mouat 5 Lode       96          749         9/25/91     T5S R15E 19/20
M MC 186409      Mouat 6 Lode       96          747         9/25/91     T5S R15E 19/20
M MC 186410      Mouat 7 Lode       96          745         9/29/91     T5S R15E 20
M MC 186411      Mouat 8 Lode       96          743         9/27/91     T5S R15E 20
M MC 186412      Mouat 9 Lode       96          741         9/27/91     T5S R15E 20
M MC 186413      Mouat 10 Lode      96          739         9/29/91     T5S R15E 20
M MC 186414      Mouat 11 Lode      96          737         9/27/91     T5S R15E 20
M MC 186415      Mouat 12 Lode      96          735         9/27/91     T5S R15E 20
M MC 186416      Mouat 13 Lode      96          733         9/27/91     T5S R15E 20
M MC 186417      Mouat 14 Lode      96          731         9/27/91     T5S R15E 20
M MC 189232      LAKE PLACER        97          238         4/21/92     T5S R15E 20

                                             A-2-2

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL



                                      UNPATENTED CLAIMS

BLM                                                      DATE           LOCATION
SERIAL                                                   OF             OF
NUMBER           NAME         BOOK        PAGE           LOCATION       CLAIM


M MC 10191       AMY 1        33 Misc.    445-446        10/30/67       T5S R15E 21
 Amended                      76 Misc.    146
 Amended                      76 Misc.    930
 Amended                      82 Misc.    767
M MC 10192       AMY 2        33 Misc.    447-448        10/30/67       T5S R15E 21
 Amended                      76 Misc.    148
 Amended                      76 Misc.    932
 Amended                      82 Misc.    765
M MC 10193       AMY 3        33 Misc.    449-450        10/30/67       T5S R15E 21
 Amended                      76 Misc.    150
 Amended                      76 Misc.    934
M MC 10203       AMY 13       76 Misc.    170                           T5S R15E 20
 Amended                      77 Misc.      1
 Amended                      83 Misc.    525
M MC 10204       AMY 14       76 Misc.    172                           T5S R15E 20
 Amended                      77 Misc.      3
 Amended                      83 Misc.    527
M MC 10205       AMY 15       76 Misc.    174                           T5S R15E 20NE/4
 Amended                      77 Misc.      5
 Amended                      83 Misc.    529
M MC 10206       AMY 16       76 Misc.    176                           T5S R15E 20NE/4
 Amended                      77 Misc.      7
 Amended                      83 Misc.    531
M MC 10207       AMY 17       76 Misc.    178                           T5S R15E 20NE/4
 Amended                      77 Misc.      9
 Amended                      82 Misc.    698

                                            A-2-3

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


BLM                                                      DATE           LOCATION
SERIAL                                                   OF             OF
NUMBER           NAME         BOOK        PAGE           LOCATION       CLAIM

M MC 10208       AMY 18       76 Misc.    180                           T5S R15E 20
 Amended                      77 Misc.     11
M MC 10212       AMY 25       76 Misc.    188                           T5S R15E 17
 Amended                      77 Misc.     25
 Amended                      84 Misc.     82
M MC 11285       AMY 112      76 Misc.    441                           T5S R15E 21/28
 Amended                      77 Misc.    159
M MC 11286       AMY 113      76 Misc.    443                           T5S R15E 21/28
 Amended                      77 Misc.    161
M MC 11287       AMY 114      76  Misc.   445                           T5S R15E 21/28
 Amended                      77 Misc.    163
M MC 11288       AMY 115      76 Misc     447                           T5S R15E 21/28
 Amended                      77 Misc.    165
M MC 11289       AMY 116      76 Misc.    449                           T5S R15E 21/28
 Amended                      77 Misc.    167
M MC 11290       AMY 117      76 Misc.    451                           T5S R15E 21/28
 Amended                      77 Misc.    169
M MC 17294       AMY 125      76 Misc.    744                           T5S R15E 21
 Amended                      77 Misc.    183
M MC 17295       AMY 126      76 Misc.    742                           T5S R15E 21
 Amended                      77 Misc.    185
M MC 35156       GYPSUM        6 Misc.    358                           T5S R15E 15, 16
M MC 35157       DUKE         19 Misc.    337                           T5S R15E 15, 16
M MC 35960       ANN 3 f      58 Misc.    450-451                       T5S R15E 29/30
M MC 35961       ANN 4        58 Misc.    452-453                       T5S R15E 29
M MC 35962       ANN 4A       59 Misc.     53- 54                       T5S R15E 20/29
M MC 35963       ANN 5        58 Misc.    454-455                       T5S R15E 20/29/19
M MC 35964       ANN 5A       59 Misc.     55- 56                       T5S R15E 19/20
M MC 35965       ANN 6        59 Misc.     26- 27                       T5S R15E 19/30
M MC 35966       ANN 6A       59 Misc.     57- 58                       T5S R15E 19

                                            A-2-4

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL

BLM                                                      DATE           LOCATION
SERIAL                                                   OF             OF
NUMBER           NAME         BOOK        PAGE           LOCATION       CLAIM

M MC 35967       ANN 7        59 Misc.     28- 29                       T5S R15E 19/30
M MC 35968       ANN 8        59 Misc.     33- 34                       T5S R15E 30
M MC 35969       ANN 9        59 Misc.     35- 36                       T5S R15E 19/30
M MC 35970       ANN 10       59 Misc.     37- 38         8/14/67       T5S R15E 19SW/4
M MC 35971       ANN 11       59 Misc.     39- 40         8/14/67       T5S R15E 19W/2
M MC 35972       ANN 12       59 Misc.     41- 42                       T5S R15E 19
M MC 35973       ANN 13       59 Misc.     43- 44                       T5S R15E 19
M MC 35974       ANN 14       59 Misc.     45                           T5S R14&15E 19&24
M MC 35975       ANN 15       59 Misc.     47                           T5S R14&15E 19/24
M MC 35999       ANN 39       59 Misc.    187-188                       T5S R15E 19/30
M MC 36004       ANN 44       59 Misc.    197-198                       T5S R15E 21
M MC 36281       GAY 1        65 Misc.    104-105                       T5S R15E 21
 Amended                      82 Misc.    676-677
M MC 36282       GAY 2        65 Misc.    106-107                       T5S R15E 21
 Amended                      82 Misc.    678-679
M MC 36286       GAY 6        65 Misc.    114-115                       T5S R15E 20/21
 Amended                      82 Misc.    684-685
M MC 36287       GAY 7        65 Misc.    116-117                       T5S R15E 20/21
 Amended                      82 Misc.    686-687
M MC 36291       GAY 11       65 Misc.    124-125                       T5S R15E 20
 Amended                      82 Misc.    692-693
M MC 36292       GAY 12       65 Misc.    126-127                       T5S R15E 20
 Amended                      82 Misc.    694-695
M MC 36295       GAY 15       65 Misc.    132-133                       T5S R15E 19/20
 Amended                      83 Misc.    523-524
M MC 36296       GAY 16       65 Misc.    134-135                       T5S R15E 17/18/19/20
 Amended                      84 Misc.     80- 81
M MC 36360       Book Tunnel  24 Misc.    580                           T5S R15E 19
                 & Tunnel Site

                                            A-2-5

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


BLM                                                      DATE           LOCATION
SERIAL                                                   OF             OF
NUMBER           NAME         BOOK        PAGE           LOCATION       CLAIM

M MC 36376       Mountain View34 Misc.    513-514                       T5S R15E 20
                 Chrome Co.
M MC 36380       No. 5 Tunnel 25 Misc.    247                           T5S R15E 19
                 & Tunnel Site
M MC 36385       Monte Alto    7          159                           T5S R15E 20/21
M MC 36387       MIN No. 2    22            6                           T5S R15E 28
M MC 36389       MIN No. 5    22           10- 11                       T5S R15E 28
M MC 36393       Pine          8           167                          T5S R15E 21
M MC 36394       RAM          25          424                           T5S R15E 21/28
M MC 36396       Red Bird No.  8          169                           T5S R15E 29
M MC 36408       CHAS F.       7 Misc.    118             7/11/18       T5S R15E 21W/2
 Amended                      24 Misc.    287            10/17/41
M MC 36413       Joan         24 Misc.    574             7/27/42       T5S R15E 19SW/4
M MC 36416       MIN No. 4    22            9                           T5S R15E 28/21
M MC 36430       Verdi Placer 24 Misc.    513             7/27/42       T5S R15E 19S/2
M MC 53580       SUSU 16      78 Misc.    869                           T5S R15E 19
 Amended                      83 Misc.    726
M MC 53581       SUSU 17      78 Misc.    871                           T5S R15E 19N/2
 Amended                      83 Misc.    728
M MC 53582       SUSU 18      78 Misc.    873                           T5S R15E 19N/2
 Amended                      83 Misc.    730
M MC 53583       SUSU 19      78 Misc.    875                           T5S R15E 19N/2
 Amended                      83 Misc.    732
M MC 53584       SUSU 20      78 Misc.    877            11/07/79       T5S R15E 19N/2
 Amended                      83 Misc.    734            11/25/81
M MC 53585       SUSU 21      78 Misc.    879            11/07/79       T5S R15E 19N/2
 Amended                      83 Misc.    736            11/25/81
M MC 53586       SUSU 22      78 Misc.    881            11/07/79       T5S R15E 19NE/4
 Amended                      83 Misc.    738            11/25/81

                                            A-2-6

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


BLM                                                      DATE           LOCATION
SERIAL                                                   OF             OF
NUMBER           NAME         BOOK        PAGE           LOCATION       CLAIM


M MC 53587       SUSU 23      78 Misc.    883            11/07/79       T5S R15E 19NE/4
 Amended                      83 Misc.    740            11/25/81
M MC 53588       SUSU 24      78 Misc.    885            11/07/79       T5S R15E 19NE/4
 Amended                      83 Misc.    742            11/25/81
M MC 53590       SUSU 26      78 Misc.    889            11/07/79       T5S R15E 19NE/420NW/4
 Amended                      83 Misc.    746            11/25/81
M MC 53591       SUSU 27      78 Misc.    891            11/07/79       T5S R15E 19NE/420NW/4
 Amended                      83 Misc.    748            11/25/81
M MC 78928       AMY fr.      33 Misc.    443-444        10/30/67       T5S R15E 21
 Amended                      82 Misc.    877
M MC 78929       GAY fr.      82 Misc.    879-880                       T5S R15E 21
M MC 84655       NEW 13       88           79                           T5S R15E 20


                                            A-2-7

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL



Located in Stillwater and Sweet Grass Counties, Montana

BLM                                                      DATE           LOCATION
SERIAL                                                   OF             OF
NUMBER           NAME         BOOK        PAGE           LOCATION       CLAIM


M MC 35976       ANN 16       59 Misc.     49                           T5S R14&15E 19/24
M MC 35977       ANN 17       59 Misc.     59                           T5S R14&15E 19/24
 Amended                      83 Misc.    754
M MC 35978       ANN 18       59 Misc.     61                           T5S R14&15E 19/24
 Amended                      83 Misc.    756
M MC 36000       ANN 40       59 Misc.    189                           T5S R14&15E 19/24
M MC 36001       ANN 41       59 Misc.    191                           T5S R14&15E 19/24
 Amended                      83 Misc.    758


                                            A-2-8

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


                                        EXHIBIT A-3

                                   CRESCENT CREEK CLAIMS

        Attached to and made part of that certain Joint Venture Agreement dated the 1st day of February, 2000 between

    Idaho Consolidated Metals Corporation and Chrome Corporation of America.

BLM                                             DATE           LOCATION
SERIAL                                          OF             OF
NUMBER           NAME         BOOK     PAGE     LOCATION       CLAIM


M MC 128417      RAM 1        44       297       9/17/86       T5S R14E 21
M MC 128418      RAM 2        44       301       9/17/86       T5S R14E 21
M MC 128420      RAM 4        44       241       9/19/86       T5S R14E 20/21
M MC 128421      RAM 5        44       243       9/19/86       T5S R14E 21
M MC 128423      RAM 7        44       247       9/21/86       T5S R14E 20
M MC 128424      RAM 8        44       249       9/21/86       T5S R14E 20/21
M MC 128427      RAM 11       44       255       9/22/86       T5S R14E 20
M MC 128428      RAM 12       44       257       9/22/86       T5S R14E 20
M MC 128430      RAM 14       44       261       9/24/86       T5S R14E 19/20
M MC 128431      RAM 15       44       263       9/24/86       T5S R14E 19/20
M MC 128433      RAM 17       44       237       9/17/86       T5S R14E 21 SE/4
 Amended                      44       341       6/18/87
M MC 128434      RAM 18       44       239       9/17/86       T5S R14E 21 SE/4
 Amended                      44       337
M MC 128435      RAM 19       44       267       9/27/86       T5S R14E 18/19
M MC 128436      RAM 20       44       269       9/27/86       T5S R14E 20 NW/4
 Amended                      44       339                     T5S R14E 17 SW/4
M MC 128440      RAM 24       44       277       9/27/86       T5S R14E 18
M MC 134180      RAM 44       44       363       6/20/87       T5S R14E 20 NW/4
M MC 134181      RAM 45       44       365       6/20/87       T5S R14E 20 N/2

Note: The descriptive words after Crescent Creek Claims have been added since the signature of the agreement.

                                           A-3-1

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL




                                           A-3-2

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


                                 EXHIBIT B.

                           ACCOUNTING PROCEDURES

        Attached to and made part of that certain Joint Venture Agreement dated the 1st day of February, 2000 between

    Idaho Consolidated Metals Corporation and Chrome Corporation of America.

      The purpose of these Accounting Procedures is to establish equitable methods for determining charges and credits applicable to Operations under the captioned Agreement (the "Agreement"). It is the intent of the Manager and any Participant that is not acting as the Manager ("the non-Manager") that neither of them shall gain nor lose by reason of their duties and responsibilities as the Manager or the non-Manager but that the Manager should be reimbursed for the value of services provided hereunder. If any method proves unfair or inequitable to the Manager or the non-Manager, the Participants shall meet and in good faith endeavor to agree upon changes deemed necessary to correct the unfairness or inequity. In the event of a conflict between the provisions of these Accounting Procedures and those of the Agreement, the provisions of the Agreement shall control.

                                   ARTICLE 1.

                               GENERAL PROVISIONS

      1.1. Definitions. The definitions set forth in the Agreement shall apply to these Accounting Procedures and shall have the same meanings as used herein. Additional terms used in these Accounting Procedures are set forth below shall have the following meanings:

            1.1.1."Material" shall mean personal property, including but not limited to supplies and non-depreciable equipment, acquired and held for use in Operations.

            1.1.2."Outsider" shall mean participants other than "Participant" to the Agreement and their affiliates.

            1.1.3."Personal Expenses" shall mean travel and other reasonable reimbursable expenses of employees of the Manager or its Affiliates.

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


            1.1.4."Technical Employees" shall mean those employees having special and specific engineering, geological, legal, or other professional skills, and whose primary function in Operations is the handling of specific matters for the benefit of Operations.

      1.2.  Accounting Records.

            1.2.1.The Manager shall maintain accounting records for the Joint Account in accordance with generally accepted accounting principles consistently applied and used in the mining industry.

            1.2.2.The Manager shall take advantage of and credit the Venture with all cash and trade discounts, freight allowances and equalizations, annual volume or other allowances, credits, salvages, commissions, insurance discount dividends and retroactive premium adjustments, and any other benefits which accrue to the Manager wholly or in part because of Operations.

      1.3.  Statements, Billings and Adjustments.

            1.3.1.The Manager shall promptly submit to the Management Committee monthly statements of account reflecting in reasonable detail the charges and credits to the Joint Account during the preceding month.

            1.3.2.On the basis of the adopted Program and Budget, the Manager shall submit to each Participant prior to the last day of each month, a billing for estimated cash requirements for the next month. Within ten (10) days after receipt of each billing, each Participant shall advance to the Manager its proportionate share of the estimated amount. Time is of the essence of payment of such billings. The Manager shall at all times maintain a cash balance approximately equal to the rate of disbursement for up to forty-five (45) days.

            1.3.3.A Participant that fails to meet cash calls in the amount and at the times specified in Section 1.3(b) shall be in default, and the amount of the defaulted cash call shall bear interest from the date due at an annual rate equal to two (2) percentage points over the Prime Rate, but in no event shall said rate of interest exceed the maximum permitted by law. The non- defaulting Participant shall have those rights, remedies and elections specified in Section
6.4 of the Agreement.

            1.3.4.Payment of bills shall not prejudice the right of the non-Manager to protest

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


or question the correctness thereof; however, all bills and statements rendered during any calendar year shall be presumed conclusively to be true and correct after twelve (12) months following the end of any such calendar year unless, within the said twelve-month period, the non- Manager takes written exception thereto and makes claim on the Manager for adjustment. No adjustment favorable to the Manager shall be made unless it is made within the same prescribed period or in connection with an adjustment in favor of the non-Manager. The provisions of this paragraph shall not prevent adjustments resulting from a physical inventory of the Assets.

      1.3.4.1.  Advances and Payments.

            1.3.5.As provided for in this Exhibit "B", the non-Manager shall advance its share of the estimated cash outlay for the succeeding month's operation. If the non-Manager's advances exceed its share of actual expenditures, subsequent cash calls will be adjusted downward or the Manager will refund to the non-Manager excess funds that are not necessary for subsequent Operations.

            1.3.6.The Manager shall base its estimates of cash advance requirements on the latest information available and shall take into account cash on hand which may be applied to satisfy such requirements in order to reduce the amounts to be advanced. It is the intent of the Participants to provide adequate funds for the Operations and to maintain bank balances at minimum levels.

            1.3.7.If the Manager does not request the non-Manager to advance its share of estimated cash requirements, the non-Manager shall pay its share of expenditures within thirty (30) days following receipt of the Manager's billing.

            1.3.8.Except as provided in Section 6.4 of the Agreement, all payments shall be made on or before the due date by wire transfer in immediately available funds to bank accounts designated by the Manager. If not so paid, the unpaid balance shall bear interest after the due date at the rate of Prime Rate plus two percent (2%) for each thirty (30) day period or portion thereof until such amount is paid, plus attorneys' fees, court costs, and other costs related to the collection of the unpaid amounts.

            1.3.9.Funds received by the Manager from the non-Manager Participant shall be segregated or maintained by the Manager as a separate fund, and may not be commingled with the Manager's own funds, except with the consent of the non-Manager Participant.

            1.3.10. Audits. Upon notice in writing to the Manager, the non-Manager shall have

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


the right to audit the accounts and records relating to the accounting made under this Agreement for any calendar year within the twelve (12) month period following the end of such calendar year; provided, however, the making of an audit shall not extend the time for the taking of written exception to and the adjustments of accounts pursuant to Section 1.3 (d). The non- Manager may arrange for audits by its own staff or outside professional and qualified independent auditors. Audits shall be conducted in a manner so as to cause the minimum inconvenience to the Manager. The Manager shall bear no portion of non-Manager's audit costs unless agreed to by the Manager in advance of such audit. Notwithstanding the above, in the event the non- Manager does not audit the accounts and records relating to the accounting made under this Agreement the Manager shall have conducted annually an audit of the accounts and records relating to the accounting made under this Agreement. Such audit shall be for the account of the Venture. If the non-Manager does have an audit performed as provided herein, the Manager shall not be required to perform an additional audit.

                                   ARTICLE 2.

                                CHARGEABLE COSTS

      Subject to the provisions of the Agreement, the Manager shall charge the Joint Account with all costs incurred by it as necessary and proper for the conduct of Operations or maintenance of the Assets. Such costs shall be reasonable and comparable with similar projects in the area. Except as otherwise provided in the Agreement, the Manager shall charge the Joint Account with: (1) exploration expenditures made for the exploration activities within the Properties, (2) expenditures made for engineering, environmental, planning, Development and construction related to the Properties and for the equipment and facilities necessary for Operations, including all working capital and sustaining capital for ongoing Operations and for the expansion and updating of Operations, and (3) costs and expenses of mining, processing, reclamation, restoration, worker's compensation and other claims upon closing of the mines, and any other costs following the mine closing. Such costs include, but are not limited to the following:

      2.1. Property Payments. Property payments, rentals, royalties and other payments out of production (unless such royalties or other payments shall burden the ownership interests of only one Participant) and fees, paid by the Manager for Operations including permits, fees, and other charges which are assessed by various governmental agencies. Such costs also include acquisition of easements, rights of way, and surface rights.

      2.2.  Labor.

            2.2.1.Salaries and wages of the Manager's employees directly engaged in and

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


the conduct of and for the benefit of Operations, whether temporarily or permanently assigned. The proportion of salaries and wages charged will be prorated proportionate to the time spent by employees for the benefit of Operations. Salaries and wages shall include everything constituting gross pay to employees as reflected on the Manager's payroll, including travel time and overtime.

            2.2.2.The Manager's cost of holidays, rest days, vacations, disability benefits, sickness, and other customary allowances and reasonable expenses which are paid or reimbursed under the Manager's usual practice. Such amounts may be charged either on a "percentage assessment" of salaries and wages, or on a cash basis.

            2.2.3.Costs of expenditures or contributions made pursuant to assessments imposed by governmental authority which are applicable to the Manager's cost of salaries and wages.

            2.2.4.Personal Expenses of employees whose salaries and wages are chargeable to the Joint Account under Section 2.2 (a), but only to the extent that such Personal Expenses are incurred in connection with their efforts while directly engaged in the conduct of and for the benefit of Operations.

            2.2.5.The Manager's actual costs of established plans for employees' group life insurance, hospitalization, medical, dental, pension, retirement, stock purchase, profit sharing, thrift, bonus, and other benefit plans of a similar nature applicable to the Manager's labor cost chargeable to the Joint Account.

            2.2.6.If a percentage assignment is used for Section 2.2 (b) and
(e), the rate shall be based on actual cost experience for the previous year. Such rate shall be determined during the first quarter of each year and shall be applied in current year operations.

            2.2.7.Relocation costs of employees permanently or temporarily assigned and directly engaged in the conduct of Operations. Such costs shall include transportation of employees' families and their personal and household effects and all other relocation costs in accordance with the Manager's usual practice.

      2.3. Material. Material purchased or furnished by the Manager for use in Operations as provided under Article 3. So far as is reasonably practical, and consistent with efficient and economical operations, only such Material shall be purchased or transferred for use in Operations as may be required for immediate use.

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


      2.4.  Transportation.

            2.4.1.Transportation of material and other related costs such as expediting, crating, freight, and unloading at destination.

            2.4.2.Transportation of employees as required in the conduct of Operations.

      2.5.  Services.

            2.5.1.The cost of consultants, contract labor, services, equipment, and utilities procured from Outsiders.

            2.5.2.Technical or research services, such as, but not limited to, laboratory analysis, drafting, geophysical and geological interpretation, engineering, reserve studies and related computer services, and data processing, which may be delegated to and performed by the specialized staffs of one of the Participants or their Affiliate. Such professional services shall be on a cost of service basis and charges shall not exceed the cost of comparable quality services by qualified Outsiders. Charges to the Joint Account for services directly benefitting Operations shall be in addition to any charges allowed under Sections 2.11 and 2.12.

            2.5.3.In the event the Manager from time to time utilizes skilled personnel of the Participants or their Affiliates for performance of services either within the Properties or elsewhere for the benefit of Operations, whose time in full or in part is not otherwise charged hereunder, a proper proportion of the direct and indirect salary, employee benefits, and travel expenses of such personnel shall be charged to the Joint Account, provided such work is pursuant to written authorization by the Manager. Such professional services shall be on a cost of service basis and charges shall not exceed the cost of comparable quality services by qualified Outsiders.

            2.5.4.Use of the Manager's and the non-Manager's separately owned equipment and facilities for benefit of Operations. Such use shall be charged to the Joint Account at rates commensurate with the Manager's actual and full costs of ownership and operation and such rates shall include cost of maintenance, repairs, other operating expense, insurance, taxes (other than income taxes), depreciation, and other overhead. These charges shall not exceed the prevailing commercial rates in the area.

            2.5.5.Data processing and computer services acquired for the benefit of

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


Operations may be contracted through Outsiders, or by arrangement for computer services from one of the Participants, or their Affiliates, even though such facilities are not physically located within the Properties. Charges to the Joint Account under this provision for services directly benefiting Operations shall be in addition to any charges allowed under Section 2.11 and 2.12. Such professional services shall be on a cost of service basis and charges shall not exceed the cost of comparable quality services by qualified Outsiders.

            2.5.6.Any technical services, skilled personnel, equipment, facilities or data processing services provided to Operations by the non-Manager, at the request of the Manager, shall be charged on the same basis as provided in Sections 2.5 (b), (c) (d) and (e) above. The non-Manager shall bill the Manager in accordance with Section 1.4 (c) of the Accounting Procedures. The Manager may audit the records of the non-Manager with regard to such services in accordance with the procedure set forth in Section 1.5.

      2.6. Repair and Replacement of Property. All costs or expenses (net of the recoveries from insurance for which the premiums have been charged to the Joint Account, if any) necessary for the repair or replacement of property resulting from damages or losses incurred by fire, flood, storm, theft, accident, or any other cause, excepting the Manager's gross negligence or willful misconduct. The Manager shall furnish to the non-Manager written notice of damages or losses in excess of Fifteen Thousand Dollars ($15,000) as soon as practicable. Such costs and expenses include the costs to combat and control the actions of the hazard.

      2.7.  Insurance.

            2.7.1.Premiums paid for Workers' Compensation or Employer's Liability Insurance required to be carried for Operations. Premiums paid for an insurance program covering such property, business interruption, casualty, and fidelity risks as are deemed prudent by the Manager based on sound business judgment, which judgment shall be subject to review and revision by the Management Committee. Premiums paid for other insurance as requested by the Management Committee. Each Participant may procure and maintain, at its own cost and expense, such other insurance as it may determine to be necessary to protect its interests, and any such insurance so procured and maintained shall inure solely to the benefit of the Participant procuring the same.

            2.7.2.Actual expenditures incurred in the investigation, defense, and settlement of all losses, claims, damages, judgments, and other expenses for the benefit of Operations, excepting those resulting from the Manager's gross negligence or willful misconduct.

2.8. Litigation and Claims. All costs or expenses of handling, investigation and settling litigation or claims arising by reason of Operations or necessary to protect or recover

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


property, including, but not limited to, attorneys' fees, court costs, cost of investigation or procuring evidence and amounts paid in settlement or satisfaction of any such litigation or claims. In the event actions or claims affecting Operations shall be handled by the legal staff of one of the Participants, a charge commensurate with the cost of providing such service is chargeable to the Joint Account.

      2.9. Taxes. All taxes (except taxes based on or determined with reference to income), fees, and governmental assessments of every kind and nature. If the Manager is required hereunder to pay ad valorem taxes based in whole or in part upon separate valuations of each Participant's Interest, then notwithstanding anything to the contrary herein, charges to the Joint Account shall be made and paid by the Participants hereto in accordance with the percentage of tax value generated by each Participant's Interest.

      2.10. Fines. All fines resulting from non-compliance with applicable laws, rules, and regulations, except to the extent that such fines were due to the gross negligence or willful misconduct of the Manager.

      2.11. Direct Administrative Costs. The net cost of maintaining and operating any offices (excepting the corporate headquarters office), suboffices, camps, warehouses, housing, and other facilities directly serving Operations shall be charged to the Joint Account. If such facilities serve operations in addition to Operations, the net costs shall be allocated to all operations served on an equitable basis mutually agreed to by the Participants.

      2.12. Manager's Management Fee. A charge to reimburse the Manager for overhead and other general and administrative services of the Manager's corporate headquarters office equal to the following percentages applied to costs and expenses determined on a monthly basis under the provisions of Paragraphs 2 through 7, 11 and 13 through 15 of this Article 2:

            2.12.1.Five percent (5%) of all cash expenditures incurred prior to Development.

            2.12.2.Five percent (5%) of all cash expenditures incurred following commencement of Development.

            Notwithstanding the above, such Manager's fees shall not be charged on the overhead of any contractors or agents. The overhead rates set out above shall be reviewed annually at the request of either party. If a detailed analysis of the Manager's actual cost experiences establishes that higher or lower overhead expenses were incurred or are likely to be incurred, and if higher, are reasonable in the circumstances, then the rates shall be amended by

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


the Management Committee. Such amendment shall be on the basis that the Manager neither profits nor loses as a result thereof.

      2.13. Storage of Production Inventories. Each Participant will bear the cost incurred for handling and storage of merchantable ore or concentrates as follows:

            2.13.1.Personal property taxes on ore or concentrates in storage for a Participant within the Properties shall be charged to such Participant.

            2.13.2.The cost of loading out such ore in storage for a Participant from the Properties shall be charged to such Participant.

            2.13.3.Cost associated with providing storage of ore or concentrates within the Properties will be charged on a pro rata basis determined by the Participants.

            2.13.4.Other costs arising out of storage or handling of ore or concentrates shall be charged to the Participant owning such Materials.

      2.13.5. Project Assets. The cost of all capital expenses of the Assets which are normally depreciable, depletable, or amortizable, including but not limited to land acquisition, exploration, development, pre-mine development and stripping, machinery, equipment, plant, buildings, rail facilities and equipment, improvements, camp and port facilities, townsites and other infrastructure, whether incurred or acquired prior to or after Commencement of Commercial Production.

      2.14. Other Necessary Expenses. Any other chargeable expenditures not covered or dealt with in the foregoing provisions which are necessary and proper for the conduct of Operations.

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL



                                   ARTICLE 3.

                 PRICING OF JOINT ACCOUNT MATERIAL PURCHASES,

                           TRANSFERS, AND DISPOSITION

      The Manager is responsible for Joint Account Material and shall make proper and timely charges and credits for all Material movements affecting the Properties. The Manager shall provide all Material for use within the Properties, however, at the Manager's option, such Material may be supplied by the non-Manager.

      3.1. Purchases. Material purchased shall be charged at the price paid by the Manager after deduction of all discount received. In case of Material found to be defective or returned to vendor for any other reason, credit shall be passed to the Joint Account when adjustment has been received by the Manager.

      3.2. Transfer and Dispositions. Material furnished to the Properties and Material transferred from the Properties or disposed of by the Manager, unless otherwise agreed to by the Participants, shall be priced at its current fair market value.

      3.2.1.Premium Prices. Whenever Material is not readily obtainable at published or listed prices because of national emergencies, strikes, or other unusual causes over which the Manager has no control, the Manager may charge the Joint Account for the required Material at the Manager's actual cost incurred in providing such Material, in making it suitable for use, and in moving it to the Properties.

      3.3. Warranty of Material. The Manager shall not be held responsible for defects in Material furnished for Operations. In the event Material is defective, credit shall not be passed to the Joint Account until the adjustment has been received by the Manager from the manufacturer or its agents.

                                   ARTICLE 4.

                          DISPOSAL OF SURPLUS MATERIAL

      4.1. Distribution Generally. The disposition of major items of surplus Material shall be decided upon by the Manager. The Manager may purchase, but shall be under no obligation to purchase, the interests of the non-Manager in surplus Material.

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


      4.2. Purchase by Participants. Surplus Material purchased by either the Manager or the non-Manager shall be credited by the Manager to the Joint Account at its fair market value.

      4.3. Distribution to Participants. Division of Material in kind, if made between the Manager and the non-Manager, shall be in proportion to their respective interests in such Material. Each Participant will thereupon be charged individually with the value of the Material received or receivable by each Participant, and corresponding credits will be made by the Manager to the Joint Account. Such credits shall appear in the monthly statement of operations.

      4.3.1.Sales. Sales to Outsiders of Material from the Properties shall be credited by the Manager to the Joint Account at the net amount collected by the Manager from vendee, which shall be priced on the basis of the best available market price. Any claim by vendee for defective Materials or otherwise shall be charged back to the Joint Account if and when paid by the Manager.

                                   ARTICLE 5.

                                 INVENTORIES

      5.1. Periodic Inventories. The Manager shall take physical inventory of Joint Account Material at reasonable intervals in accordance with generally accepted accounting principles but not less than once a year. The non-Manager may be represented when any inventory shall bind the non-Manager to accept the inventory taken by the Manager.

      5.2. Reconciliation. Reconciliation of inventories with the Joint Account shall be made by the Manager, and a list of overages and shortages shall be furnished to the non-Manager within ninety (90) days following the taking of inventory. Inventory adjustments shall be made by the Manager to the Joint Account for overages and shortages, but the Manager shall be held accountable to the non-Manager only for shortages due to the lack of reasonable diligence.

      5.3. Special Inventories. Whenever there is a sale or change of Interest in the Mineral Rights, the Properties or the Assets, a special inventory may be taken by the Manager, provided the seller or purchaser or such Interest requests such inventory and agrees to bear all of the expense thereof. In such cases, both the seller and the purchaser shall be entitled to be represented. A special inventory shall be required when there is a change in the Manager. The cost of the latter inventory will be charged to the Joint Account when the change in the Manager does not come about as the result of a sale of the former Manager's Interest.

      5.4. Expenses. The expense incurred by the Manager in conducting periodic

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


inventories shall be charged to the Joint Account.

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL



                                 EXHIBIT "C"

                           NET SMELTER RETURN ROYALTY

        Attached to and made part of that certain Joint Venture Agreement dated February 1, 2000, by and between Idaho Consolidated Metals Corporation and Chrome Corporation of America.

1. The royalty which may be payable to Chrome Corporation of America (hereinafter called the "Payee") pursuant to paragraph ?? of the Assignment of Interests agreement by Idaho Consolidated Metals Corporation (hereinafter called the "Payor") will be a percentage of one hundred percent (100%) of the Net Smelter Revenue (as hereinafter defined) and will be calculated and paid to the Payee in accordance with the terms of the Agreement and this Schedule. Terms having defined meanings in the Agreement and used herein will have the same meanings in this Schedule as assigned to them in the Assignment of Interest Agreement unless otherwise specified or the context otherwise requires.

2. The Net Smelter Revenue will be calculated on a calendar quarterly basis and will, subject to paragraph 7 of this Schedule, be equal to gross revenue less permissible deductions for such quarter.

3.    The following words will have the following meanings:

      3.1.1."Gross Revenue" means the aggregate of the following amounts received in each quarterly period following the commencement of commercial production from the Mining Properties:

            3.1.1.1. The revenue received by the Payor from arm's-length purchasers of all Products;

            3.1.1.2. the fair market value of all Products sold by the payor in such period to persons not dealing at arm's-length with the payor; and

            3.1.1.3. Any proceeds of insurance on Products;

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


      3.1.2."Ore" means all materials from the mining properties, the nature and composition of which justifies either:

            3.1.2.1. Mining or removing from place and shipping and selling such material, or delivering such material to a processing plant for physical or chemical treatment; or

            3.1.2.2.    Leaching such material in place;

      3.1.3."Permissible Deductions" means the aggregate of the following charges (to the extent that they are not deducted by any purchaser in computing payment) that are paid in each quarterly period:

            3.1.3.1. Sales charges levied by any sales agent on the sale of Products,

            3.1.3.2. Transportation costs for Products from the Mining Properties to the place of beneficiation, processing or treatment and thence to the place of delivery of product to a purchaser thereof, including shipping, freight, handling and forwarding expenses;

            3.1.3.3. All costs, expenses and charges of any nature whatsoever which are either paid or incurred by Payor in connection with refinement, beneficiation of Product after leaving the Properties, including all weighing, sampling, assaying and representation costs, metal losses, any umpire charges and any penalties charged by the processor, refinery or smelter, and

            3.1.3.4. All insurance costs on Products, and any government royalties, production taxes, severance taxes and sales and other taxes levied on Ore, Products or on the production or value thereof (other than any Federal or State taxes levied on the income or profit of the Payor);

      3.1.4."Products" means:

            3.1.4.1.    All ore shipped and sold prior to treatment, and

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


            3.1.4.2. All concentrates, precipitates and products produced from Ore.

4. The payment on account of the royalty for each calendar quarter will be calculated and paid within 60 days after the end of each calendar quarter. Smelter settlement sheets, if any, and a statement setting forth calculations in sufficient detail to show the payments derivation (the "Statement") must be submitted with the payment.

5. In the event that final amounts required for the calculation of the payment on the account of the royalty are not available within the time frame referred to in section 4 of this Schedule, then provisional amounts will be estimated and such payment will be paid on the basis of this provisional calculation. Positive or negative adjustments will be made to the payment on account of the royalty for the succeeding quarter.

6. All payments on account of the royalty will be considered final and in full satisfaction of all obligations of the Payor with respect thereto, unless the Payee delivers to the Payor a written notice (the "Objection Notice") describing and setting forth a specific objection to the calculation thereof within 60 days after receipt by the Payee of the Statement. If the Payee objects to a particular Statement as herein provided, the Payee will, for a period of 60 days after the Payor's receipt of such objection notice, have the right, upon reasonable notice and at a reasonable times, to have the Payor's accounts and records relating to the calculation of the payment in question audited by the auditors of the Payee. If such audit determines that there has been a deficiency or an excess in payment due to the Payee, such deficiency or excess will be resolved by adjusting the next quarterly payment due hereunder. The Payee will pay for the costs and expenses of such audit unless the deficiency of five (5) percent or more of the amount due is determined to exist. The Payor will pay the costs and expenses of such audit if a deficiency of five (5) percent or more of the amount due is determined to exist. Failure on the part of the Payee to make a claim against the Payor for adjustment in such 60 day period by delivery of an Objection Notice will conclusively establish the correctness and sufficiency of the Statement and payment on account of the royalty for such quarter.

7. All profits and losses resulting from the Payor engaging in any commodity futures trading, options trading, metals trading, precious metals loans or any combination thereof, and any other hedging transactions with respect to the Products which is a precious metal (collectively, "Hedging Transactions") are specifically excluded from calculations of the payment on account of the royalty pursuant to this Schedule but it being the intent of the Participants that the Payor will have the unrestricted right to market and sell Products to third parties in any manner it chooses and that the Payee will not have any right to participate in such marketing activities or to share in profit or losses therefrom. All Hedging Transactions by the Payor and all profit or losses associated therewith, if any, will be solely for the Payor's account. The amount of Net Smelter Revenue derived from all Products subject to Hedging Transactions by the Payor will be determined pursuant to the provisions of this Paragraph 7 and not to Paragraph 2. As to precious metals subject to Hedging Transactions by the Payor, Net Smelter Revenue will be determined without reference to Hedging Transactions and will be determined by using the quarterly average

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


price of the metal, which will be calculated by dividing the sum of all the London Bullion Market Association P.M. Metal Fix prices reported for the calendar quarter in question by the number of days for which such prices were quoted. Any Products subject to Hedging Transactions will be deemed to be sold, and revenues received therefrom, only on the date of the final settlement of the amount of refined Products allocated to the account of the Payor by a third party refinery in respect of such transactions. Furthermore, the Payor will have no obligations to fulfill any futures contracts, forward sales, gold loans or other Hedging Transactions which the Payor may hold with Products.

8. If the royalty becomes payable to two or more parties, those parties will appoint, and will deliver to the Payor a document executed by all of those parties appointing a single agent or trustee of all such parties to whom the Payor will make all payments on account of the royalty. The Payor will have no responsibility as to the division of the royalty payments to such parties, and if the Payor makes a payment or payments on account of the royalty in accordance with the provisions of this Paragraph 8, it will be conclusively deemed that such payment or payments have been received by the Payee. All charges of the agent or trustee will be borne solely by the parties receiving payments on account of the royalty.

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


                                 EXHIBIT "D"

                                  INSURANCE

      Attached to and made part of that certain Joint Venture Agreement dated February 1, 2000, by and between

                  Idaho Consolidated Metals Corporation and
                        Chrome Corporation of America

      The Manager shall, at all times while conducting Operations, comply fully with the applicable worker's compensation laws and purchase protection for the Participants comparable to that provided under standard form insurance policies for (i) comprehensive public liability and property damage with combined limits of Two Million Dollars for bodily injury and property damage; (ii) automobile insurance with combined limits of Two Million Dollars; and (iii) adequate and reasonable insurance against risk of fire and other risks ordinarily insured against in similar operations. Each Participant may self-insure or purchase for its own account such additional insurance as it deems necessary.

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


                                 EXHIBIT "E"

                           MAP OF AREA OF INTEREST

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


                                 EXHIBIT "F"

                             NICKEL COPPER LEASE

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


EXHIBIT "G"

CHROME LEASE

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


EXHIBIT "H"
MINING DEED AND ASSIGNMENT

Attached to and made part of that certain Joint Venture Agreement dated February 1, 2000, by and between Idaho Consolidated Metals Corporation and Chrome Corporation of America.

When Recorded, Return to:



--------------------------


                           MINING DEED AND ASSIGNMENT

This Mining Deed and Assignment is made as of ____________________ 20__ by CHROME CORPORATION OF AMERICA, a Delaware corporation (hereinafter called "Grantor") to MONTANA PGM VENTURE, a Montana joint venture comprised of Chrome Corporation of America, a Delaware corporation, and Idaho Consolidated Metals Corporation, a British Columbia corporation (hereinafter called "Grantee").

KNOW ALL MEN BY THESE PRESENTS that Grantor, for and in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Grantor, does hereby grant and convey to Grantee all of the right, title and interest of the Grantor in and to the patented and unpatented lode, tunnel site and placer claims in Stillwater and Sweet Grass Counties, Montana, more particularly described in Exhibit A (hereinafter collectively called the"Properties").

FURTHER, Grantor does hereby grant, convey, assign and transfer to Grantee all of the right, title and interest of the Grantor in and to those certain mineral leases more particularly described in Exhibits D and E attached hereto (hereinafter collectively called the "Underlying Agreements") concerning parts of the Properties.

TOGETHER WITH all and singular the tenements, hereditaments and appurtenances

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


thereunto belonging or in anywise appertaining, including all extralateral rights and all ores, waste and rock therein or thereon, and together with all right, title and interest therein which Grantor may hereafter acquire.

EXCEPTING AND RESERVING unto Grantor and to Grantor's successors and assigns the chromite, ferrochromium and chromium minerals within Units G and H (as described in Exhibit C attached hereto) of the Properties, together with the right to explore for, develop and commercially exploit such minerals, subject to the limitations and restrictions as hereinafter set forth (hereinafter called the "Chrome Project").

SUBJECT TO current taxes, assessments, reservations in patents, and the Underlying Agreements.

GRANTOR REPRESENTS AND WARRANTS to Grantee that Grantor has full power and authority to execute this Deed and to transfer and assign the Underlying Agreements.

      1. Grantor further represents and warrants to Grantee the following as of the date hereof:

            (a) Grantor is a corporation duly organized and validly existing under the laws of the State of Delaware qualified to transact business in the State of Montana and has the requisite power and authority to convey the Properties in accordance with the terms of this Deed.

            (b) The person(s) executing this Deed on behalf of Grantor is (are)
                duly authorized so to do.

            (c) Grantor is the sole holder of the lessee's interest, as applicable, under the Underlying Agreements.

            (d) The Underlying Agreements are valid leases and Grantor has the right to extend the Underlying Agreements as noted in Exhibits D and E.

            (e) To the best of Grantor's knowledge and belief with respect to unpatented mining claims set forth in Exhibit A and that are included within the Properties, subject to the paramount title of the United States and except as disclosed in writing to the
                Grantee:

                   (i) the unpatented mining claims were properly laid out and monumented;
                  (ii) all required location and validation work was properly performed;
                 (iii) location notices and certificates were properly recorded and filed with appropriate governmental agencies;
                 (iv) the claims are free and clear of defects, liens and encumbrances arising by, through or under Grantor, except those of record, state and federal environmental and development laws, rules and regulations, or disclosed in writing to Grantee as listed in Exhibits D and E and in this Agreement and defects, liens, and any such encumbrances that do not materially affect Grantee's rights under this Agreement;
                  (v) Grantor has not received notice from anyone asserting conflicting claims; and
                 (vi) the unpatented mining claims are in good standing and compliance with all federal and state regulations in force as of the effective date of this Agreement.

                Nothing in this paragraph, however, shall be deemed to be a representation or a warranty that any of the mining claims contains a discovery of minerals.

            (f) Grantor knows of no violation of any applicable federal, state, regional, or county law or regulation relating to zoning, land use, environmental protection, or otherwise with respect to the Properties or activities relating thereto; and,

            (g) With respect to the Properties, Grantor knows of no pending or threatened actions, suits, claims or proceedings.

      2. Grantor, as owner of the Chrome Project and its successors and assigns of all or any part thereof or interest therein, shall have the following rights and privileges and shall be bound by the following covenants, conditions and restrictions:

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


            (a) Neither Grantor with respect to the Chrome Project nor Grantee with respect to its operations on or in the Properties, shall be required or permitted to share improvements, workings, facilities or equipment with the other except upon the express written consent of the parties.

            (b) Grantee shall have the right but not the obligation to cure any default of Grantor under the Underlying Agreements as such default pertains to the Chrome Project in acordance with the provisions of Section 3 of this Article.

      3. Any failure or loss of title to the Properties, and all costs of defending title, shall be paid by the Grantee, except that all costs and losses arising out of or resulting from breach of the representations and warranties of Grantor shall be charged to Grantor and all such costs and losses arising out of gross negligence by Grantee shall be charged to Grantee as the case may be. Grantee shall have the right, but not the obligation, to undertake to cure such defects or to defend or to initiate litigation to defend such defects.

            With respect to third party claims:

               (a)If Grantor fails to satisfy and discharge any mortgage, lien, tax levy or encumbrance (an "Encumbrance") chargeable solely or in part to Grantor on the claims listed on Exhibit A or the underlying agreements, or suffers or permits any Encumbrance to be imposed upon such, Grantee at its option may, but shall not be obligated to, pay for and discharge any Encumbrance and set off such payment by withholding and retaining from any payments due Grantor any amounts so paid by Grantee, without prejudice to any right of Grantee to recover from Grantor the amount of such payment, in any manner or by any remedy whatsoever, and Grantee shall have all the rights and remedies against Grantor which the mortgagor, lienor or creditor had immediately prior to the time of such payment. Upon the request of Grantee, Grantor shall promptly make, execute, acknowledge and deliver to Grantee any and all instruments (in a form and substance satisfactory to Grantee) that Grantee in its sole judgment may deem necessary or desirable to fully effectuate the provisions of this paragraph.

               (b)If any person or entity not a party hereto asserts to have a claim of ownership in the claims listed on Exhibit A or the Uderlying Agreements, or a claim to a share in the production from the claims listed on Exhibit A (an "Adverse Claim"), Grantee at its sole discretion, after written notice to Grantor, may suspend its obligation to make payments as provided herein, and in lieu thereof, may deposit in an interest-bearing account payments equivalent to

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


                  payments which may otherwise become due Grantor. Such deposit or deposits shall remain in such interest-bearing account until the claim or controversy is resolved or settled by final court decision, by arbitration, negotiation or otherwise. When Grantee is required or elects to make any payments to such persons or entities not a party hereto as a result of, or in settlement of, any such Adverse Claim, either by way of contract, settlement, compromise, final court judgment, or otherwise, Grantee may recover from, or credit against, any payments thereafter becoming due Grantor hereunder, the amount of such payments of all other costs and expenses (including reasonable attorneys fees) paid or incurred by Grantee as a result of any such Adverse Claim.

      DATED:                    , 20
             -------------------    ----

                   CHROME CORPORATION OF AMERICA
                   a Delaware corporation,



Attest_____________________________
By________________________________________
David M. Hyslop                     Alistair R. Turner
Secretary-Treasurer                       Executive Vice President

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL




STATE OF_______________  )

County of _____________  ) ss.


The foregoing instrument was acknowledged before me on ___________, 20____ by _________________ as the__________________________of CHROME CORPORATION OF
AMERICA, a Delaware corporation, on behalf of the corporation.

Notary Public

My Commission Expires:

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


                                    EXHIBIT A

                             NICKEL/COPPER LEASE

  The following patented and unpatented mining claims located in Stillwater County, State of Montana.

     EAST OF THE STILLWATER RIVER            WEST OF THE STILLWATER RIVER
       (18 Patented Lode Claims)               (13 Patented Lode Claims)
                Big Ben                                Red Bird
                Lucky T                              Mountain View
                L.T.X.                                 Big Thing
                H.E.D.                                Rough Rock
                Copper                               Rough Rock #2
               Gold Tip                                Brooklyn
                Beauty                                 Avalanche
                Patent                                 Cataract
                Pada #1                              New Wabeliski
                Pada #2                                 Summit
                 Opal                                  Something
                 Dave                                 Stillwater
                Emerald                                  Pine
             Perseverance                     (7 Unpatented Lode Claims)
                H.R.H.                                  Smelter
               Blue Jay                               Red Bird #2
             Copper Bottom                                Gap
                 Ridge                                    Sue
       (1 Unpatented Lode Claim)                         Jame

                 Giant                                  Billie
                                                       Westlake

                                    A-1-1

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


                                  CHROME LEASE

The following patented and unpatented mining claims located in Stillwater and Sweet Grass Counties, State of Montana.

MOUNTAIN VIEW CLAIMS -

                                    PATENTED MINERAL CLAIM

Bald Eagle

                        CLAIMS INCLUDED IN PATENT APPLICATION MTM81443

BLM                                                         DATE        LOCATION
SERIAL                                                      OF          OF
NUMBER           NAME               BOOK        PAGE        LOCATION    CLAIM

M MC 53589       SUSU 25            78 Misc.    887         11/07/79    T5S R15E 19
 Amended                            83 Misc.    744         11/25/81
M MC 53592       SUSU 28            78 Misc.    893         11/07/79    T5S R15E 20
 Amended                            83 Misc.    750         11/25/81
M MC 53593       SUSU 29            78 Misc.    895         11/07/79    T5S R15E 20
 Amended                            83 Misc.    752         11/25/81
M MC 10209       AMY 19             76 Misc.    182          5/26/78    T5S R15E 20
 Amended                            77 Misc.     13          2/26/79
 Amended                            83 Misc.    533         11/06/81
M MC 10210       AMY 20             76 Misc.    184          5/26/78    T5S R15E 20
 Amended                            77 Misc.    15           2/26/79
 Amended                            83 Misc.    535         11/06/81

                                             A-1-2

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


BLM                                                         DATE        LOCATION
SERIAL                                                      OF          OF
NUMBER           NAME               BOOK        PAGE        LOCATION    CLAIM

M MC 10211       AMY 21             76 Misc.    186         5/26/78    T5S R15E 20
 Amended                            77 Misc.     17         2/20/79
 Amended                            83 Misc.    537        11/06/81
M MC 186404      Mouat 1 Lode       96          757         9/24/91    T5S R15E 19
M MC 186405      Mouat 2 Lode       96          755         9/24/91    T5S R15E 19
M MC 186406      Mouat 3 Lode       96          753         9/25/91    T5S R15E 19
M MC 186407      Mouat 4 Lode       96          751         9/24/91    T5S R15E 19/20
M MC 186408      Mouat 5 Lode       96          749         9/25/91    T5S R15E 19/20
M MC 186409      Mouat 6 Lode       96          747         9/25/91    T5S R15E 19/20
M MC 186410      Mouat 7 Lode       96          745         9/29/91    T5S R15E 20
M MC 186411      Mouat 8 Lode       96          743         9/27/91    T5S R15E 20
M MC 186412      Mouat 9 Lode       96          741         9/27/91    T5S R15E 20
M MC 186413      Mouat 10 Lode      96          739         9/29/91    T5S R15E 20
M MC 186414      Mouat 11 Lode      96          737         9/27/91    T5S R15E 20
M MC 186415      Mouat 12 Lode      96          735         9/27/91    T5S R15E 20
M MC 186416      Mouat 13 Lode      96          733         9/27/91    T5S R15E 20
M MC 186417      Mouat 14 Lode      96          731         9/27/91    T5S R15E 20
M MC 189232      LAKE PLACER        97          238         4/21/92    T5S R15E 20

                                             A-1-3

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL



                                      UNPATENTED CLAIMS

BLM                                                      DATE           LOCATION
SERIAL                                                   OF             OF
NUMBER           NAME         BOOK        PAGE           LOCATION       CLAIM


M MC 10191       AMY 1        33 Misc.    445-446        10/30/67       T5S R15E 21
 Amended                      76 Misc.    146
 Amended                      76 Misc.    930
 Amended                      82 Misc.    767
M MC 10192       AMY 2        33 Misc.    447-448        10/30/67       T5S R15E 21
 Amended                      76 Misc.    148
 Amended                      76 Misc.    932
 Amended                      82 Misc.    765
M MC 10193       AMY 3        33 Misc.    449-450        10/30/67       T5S R15E 21
 Amended                      76 Misc.    150
 Amended                      76 Misc.    934
M MC 10203       AMY 13       76 Misc.    170                           T5S R15E 20
 Amended                      77 Misc.      1
 Amended                      83 Misc.    525
M MC 10204       AMY 14       76 Misc.    172                           T5S R15E 20
 Amended                      77 Misc.      3
 Amended                      83 Misc.    527
M MC 10205       AMY 15       76 Misc.    174                           T5S R15E 20NE/4
 Amended                      77 Misc.      5
 Amended                      83 Misc.    529
M MC 10206       AMY 16       76 Misc.    176                           T5S R15E 20NE/4
 Amended                      77 Misc.      7
 Amended                      83 Misc.    531

                                            A-1-4

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


BLM                                                   DATE         LOCATION
SERIAL                                                 OF             OF
NUMBER           NAME         BOOK        PAGE      LOCATION        CLAIM

M MC 10207       AMY 17       76 Misc.    178                    T5S R15E 20NE/4
 Amended                      77 Misc.      9
 Amended                      82 Misc.    698
M MC 10208       AMY 18       76 Misc.    180                    T5S R15E 20
 Amended                      77 Misc.     11
M MC 10212       AMY 25       76 Misc.    188                    T5S R15E 17
 Amended                      77 Misc.     25
 Amended                      84 Misc.     82
M MC 11285       AMY 112      76 Misc.    441                    T5S R15E 21/28
 Amended                      77 Misc.    159
M MC 11286       AMY 113      76 Misc.    443                    T5S R15E 21/28
 Amended                      77 Misc.    161
M MC 11287       AMY 114      76 Misc.    445                    T5S R15E 21/28
 Amended                      77 Misc.    163
M MC 11288       AMY 115      76 Misc.    447                    T5S R15E 21/28
 Amended                      77 Misc.    165
M MC 11289       AMY 116      76 Misc.    449                    T5S R15E 21/28
 Amended                      77 Misc.    167
M MC 11290       AMY 117      76 Misc.    451                    T5S R15E 21/28
 Amended                      77 Misc.    169


                                            A-1-5

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL

BLM                                                         DATE        LOCATION
SERIAL                                                      OF          OF
NUMBER           NAME               BOOK        PAGE        LOCATION    CLAIM

M MC 17294       AMY 125            76 Misc.    744                     T5S R15E 21
 Amended                            77 Misc.    183
M MC 17295       AMY 126            76 Misc.    742                     T5S R15E 21
 Amended                            77 Misc.    185
M MC 35156       GYPSUM              6 Misc.    358                     T5S R15E 15, 16
M MC 35157       DUKE               19 Misc.    337                     T5S R15E 15, 16
M MC 35960       ANN 3 fr.          58 Misc.    450-451                 T5S R15E 29/30
M MC 35961       ANN 4              58 Misc.    452-453                 T5S R15E 29
M MC 35962       ANN 4A             59 Misc.     53- 54                 T5S R15E 20/29
M MC 35963       ANN 5              58 Misc.    454-455                 T5S R15E 20/29/19
M MC 35964       ANN 5A             59 Misc.     55- 56                 T5S R15E 19/20
M MC 35965       ANN 6              59 Misc.     26- 27                 T5S R15E 19/30
M MC 35966       ANN 6A             59 Misc.     57- 58                 T5S R15E 19
M MC 35967       ANN 7              59 Misc.     28- 29                 T5S R15E 19/30
M MC 35968       ANN 8              59 Misc.     33- 34                 T5S R15E 30
M MC 35969       ANN 9              59 Misc.     35- 36                 T5S R15E 19/30
M MC 35970       ANN 10             59 Misc.     37- 38      8/14/67    T5S R15E 19SW/4
M MC 35971       ANN 11             59 Misc.     39- 40      8/14/67    T5S R15E 19W/2
M MC 35972       ANN 12             59 Misc.     41- 42                 T5S R15E 19
M MC 35973       ANN 13             59 Misc.     43- 44                 T5S R15E 19
M MC 35974       ANN 14             59 Misc.     45                     T5S R14&15E 19&24
M MC 35975       ANN 15             59 Misc.     47                     T5S R14&15E 19/24
M MC 35999       ANN 39             59 Misc.    187-188                 T5S R15E 19/30
M MC 36004       ANN 44             59 Misc.    197-198                 T5S R15E 21
M MC 36281       GAY 1              65 Misc.    104-105                 T5S R15E 21
 Amended                            82 Misc.    676-677

                                            A-1-6

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL

BLM                                                         DATE        LOCATION
SERIAL                                                      OF          OF
NUMBER           NAME               BOOK        PAGE        LOCATION    CLAIM

M MC 36282       GAY 2              65 Misc.    106-107                 T5S R15E 21
 Amended                            82 Misc.    678-679
M MC 36286       GAY 6              65 Misc.    114-115                 T5S R15E 20/21
 Amended                            82 Misc.    684-685
M MC 36287       GAY 7              65 Misc.    116-117                 T5S R15E 20/21
 Amended                            82 Misc.    686-687
M MC 36291       GAY 11             65 Misc.    124-125                 T5S R15E 20
 Amended                            82 Misc.    692-693
M MC 36292       GAY 12             65 Misc.    126-127                 T5S R15E 20
 Amended                            82 Misc.    694-695
M MC 36295       GAY 15             65 Misc.    132-133                 T5S R15E 19/20
 Amended                            83 Misc.    523-524
M MC 36296       GAY 16             65 Misc.    134-135                 T5S R15E 17/18/19/20
 Amended                            84 Misc.     80- 81
M MC 36360       Book Tunnel        24 Misc.    580                     T5S R15E 19
                 & Tunnel Site

                                            A-1-7

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


BLM                                                         DATE        LOCATION
SERIAL                                                      OF          OF
NUMBER           NAME               BOOK        PAGE        LOCATION    CLAIM

M MC 36376       Mountain View      34 Misc.    513-514                 T5S R15E 20
                 Chrome Co.
M MC 36380       No. 5 Tunnel       25 Misc.    247                     T5S R15E 19
                 & Tunnel Site
M MC 36385       Monte Alto          7          159                     T5S R15E 20/21
M MC 36387       MIN No. 2          22            6                     T5S R15E 28
M MC 36389       MIN No. 5          22           10- 11                 T5S R15E 28
M MC 36393       Pine                8           167                    T5S R15E 21
M MC 36394       RAM                25          424                     T5S R15E 21/28
M MC 36396       Red Bird No. 3      8          169                     T5S R15E 29
M MC 36408       CHAS F.             7 Misc.    118          7/11/18    T5S R15E 21W/2
 Amended                            24 Misc.    287         10/17/41
M MC 36413       Joan               24 Misc.    574          7/27/42    T5S R15E 19SW/4
M MC 36416       MIN No. 4          22            9                     T5S R15E 28/21
M MC 36430       Verdi Placer       24 Misc.    513          7/27/42    T5S R15E 19S/2
M MC 53580       SUSU 16            78 Misc.    869                     T5S R15E 19
 Amended                            83 Misc.    726
M MC 53581       SUSU 17            78 Misc.    871                     T5S R15E 19N/2
 Amended                            83 Misc.    728
M MC 53582       SUSU 18            78 Misc.    873                     T5S R15E 19N/2
 Amended                            83 Misc.    730
M MC 53583       SUSU 19            78 Misc.    875                     T5S R15E 19N/2
 Amended                            83 Misc.    732
M MC 53584       SUSU 20            78 Misc.    877         11/07/79    T5S R15E 19N/2
 Amended                            83 Misc.    734         11/25/81
M MC 53585       SUSU 21            78 Misc.    879         11/07/79    T5S R15E 19N/2
 Amended                            83 Misc.    736         11/25/81
M MC 53586       SUSU 22            78 Misc.    881         11/07/79    T5S R15E 19NE/4
 Amended                            83 Misc.    738         11/25/81
M MC 53587       SUSU 23            78 Misc.    883         11/07/79    T5S R15E 19NE/4
 Amended                            83 Misc.    740         11/25/81


                                            A-1-8

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL

M MC 53588       SUSU 24      78 Misc.    885            11/07/79 T5S R15E 19NE/4
 Amended                      83 Misc.    742            11/25/81
M MC 53590       SUSU 26      78 Misc.    889            11/07/79 T5S R15E 19NE/420NW/4
 Amended                      83 Misc.    746            11/25/81
M MC 53591       SUSU 27      78 Misc.    891            11/07/79 T5S R15E 19NE/420NW/4
 Amended                      83 Misc.    748            11/25/81
M MC 78928       AMY fr.      33 Misc.    443-444        10/30/67 T5S R15E 21
 Amended                      82 Misc.    877
M MC 78929       GAY fr.      82 Misc.    879-880                 T5S R15E 21
M MC 84655       NEW 13       88           79                     T5S R15E 20


                                            A-1-9

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL



Located in Stillwater and Sweet Grass Counties, Montana

BLM                                                         DATE        LOCATION
SERIAL                                                      OF          OF
NUMBER           NAME         BOOK        PAGE              LOCATION    CLAIM


M MC 35976       ANN 16       59 Misc.     49                           T5S R14&15E 19/24
M MC 35977       ANN 17       59 Misc.     59                           T5S R14&15E 19/24
 Amended                      83 Misc.    754
M MC 35978       ANN 18       59 Misc.     61                           T5S R14&15E 19/24
 Amended                      83 Misc.    756
M MC 36000       ANN 40       59 Misc.    189                           T5S R14&15E 19/24
M MC 36001       ANN 41       59 Misc.    191                           T5S R14&15E 19/24
 Amended                      83 Misc.    758


                                           A-1-10

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


                                   CRESCENT CREEK CLAIMS

BLM                                                      DATE           LOCATION
SERIAL                                                   OF             OF
NUMBER           NAME         BOOK        PAGE           LOCATION       CLAIM


M MC 128417      RAM 1        44          297             9/17/86       T5S R14E 21
M MC 128418      RAM 2        44          301             9/17/86       T5S R14E 21
M MC 128420      RAM 4        44          241             9/19/86       T5S R14E 20/21
M MC 128421      RAM 5        44          243             9/19/86       T5S R14E 21
M MC 128423      RAM 7        44          247             9/21/86       T5S R14E 20
M MC 128424      RAM 8        44          249             9/21/86       T5S R14E 20/21
M MC 128427      RAM 11       44          255             9/22/86       T5S R14E 20
M MC 128428      RAM 12       44          257             9/22/86       T5S R14E 20
M MC 128430      RAM 14       44          261             9/24/86       T5S R14E 19/20
M MC 128431      RAM 15       44          263             9/24/86       T5S R14E 19/20
M MC 128433      RAM 17       44          237             9/17/86       T5S R14E 21 SE/4
 Amended                      44          341             6/18/87
M MC 128434      RAM 18       44          239             9/17/86       T5S R14E 21 SE/4
 Amended                      44          337
M MC 128435      RAM 19       44          267             9/27/86       T5S R14E 18/19
M MC 128436      RAM 20       44          269             9/27/86       T5S R14E 20 NW/4
 Amended                      44          339                           T5S R14E 17 SW/4
M MC 128440      RAM 24       44          277             9/27/86       T5S R14E 18
M MC 134180      RAM 44       44          363             6/20/87       T5S R14E 20 NW/4
M MC 134181      RAM 45       44          365             6/20/87       T5S R14E 20 N/2


                                           A-1-11

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL




                                           A-1-12

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


                                         EXHIBIT B

                                    UNDERLYING AGREEMENTS

1. Lease Agreement dated August 5, 1988 and subsequent amendments by and between William C. DE LANNOY, individually and as trustee under the 1985 Margaret E. De Lannoy Living Trust, William G. MOUAT, individually and as trustee, John C. MOUAT, Donald D. MOUAT, Ellen A. LANGSTON, Jay DUBA, Delores NELSON, Anne FUJIWARA, Willard FERCH, Iver J. HJELVIK and Donna F. HJELVIK, Robert MOUAT, David MOUAT, Ellen L. SCHOEMER and MOUAT NICKEL MINES, INC. (collectively as the Lessors) and CHROME CORPORATION OF AMERICA, INC., a Delaware corporation (lessee) concerning patented and unpatented mining claims and tunnel sites in Stillwater and Sweet Grass Counties, Montana, for which a Notice of Lease Agreement was recorded November 2, 1988 in Misc. Book 94, page 44, records of Stillwater County, Montana and recorded November 21, 1988 in Misc. Book 59, page 22, records of Sweet Grass County, Montana. A copy of this lease (with amendments) is attached as Exhibit E.

2. Lease Agreement dated January 18, 2000 by and between MOUAT NICKEL MINES INC., William G. MOUAT, individually and as Trustee, and FORT STOCKTON INVESTMENTS, INC. (collectively as the Lessors) and CHROME CORPORATION OF AMERICA, a Delaware corporation (Lessee) concerning patented and unpatented mining claims in Stillwater County, Montana covering 31 patented claims and eight unpatented claims. A copy of this lease is attached as Exhibit D.

                                     A-1-13

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL




                                     A-1-14

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


                                    EXHIBIT C

                               THE CHROME PROJECT

The Chrome Project will be the exploration, development, mining and processing of Chrome from the historically defined G and H chromitite units, as they are presently known, extending along a strike length of approximately 13 miles within the Properties.

The G and H chromitite units are the Chrome bearing seams within the Properties that have been historically mined for Chrome and for which commercial production records are available. These units are characterized by the fact that in any particular section they:

      o Generally occur stratigraphically in the middle of the ultramafic series (Page and Nockleburg 1979, Zientek, et. al. 1986).

      o     Are the thickest and laterally most persistent units.

      o     Have distinctive Cr/Fe ratios which average 1.78.

      o Have a very low (less than .5 ppm) sulfur content and low to non-detectable Platinum Group Metals geochemical values.

      o     Have a distinctive sulfur-deficient chondrite normalized signature.

Capitalized words above have the same meaning as attributed to them in the Agreement to which this Exhibit is attached.

The foregoing chemical data represent the current best understanding of the parties, and although accurate as of the Effective Date, they may not remain entirely accurate over time.

                                     A-1-15

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL




                                     A-1-16

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL


                                    EXHIBIT D

                             THE NICKEL/COPPER LEASE

As per Exhibit F of Joint Venture Agreement

                                     A-1-17

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL




                                     A-1-18

Montana PGM Venture Agreement  February 1, 2000                     CONFIDENTIAL

                                    EXHIBIT E

                                THE CHROME LEASE

As per Exhibit G of Joint Venture Agreement

                                     A-1-19

                                                                   EXHIBIT 10.03

                 MOUAT FAMILY STILLWATER COMPLEX MINERAL CLAIMS

                      REVISED AGREEMENT DATED MAY 1, 1999

This REVISED AGREEMENT (the "1999 Agreement") is made and entered into effective this first day of March 1999 by and between the Lessors to the 1996 AMENDED EXTENSION AGREEMENT (the "1996 Agreement"), their successors and assigns and Chrome Corporation of America Inc., a Delaware corporation ("CCA"), as Lessee. This 1999 Agreement further amends and extends the 1996 Agreement. All definitions as used or referenced in the 1996 Agreement apply unless amended herein.

CCA therefore advises that:

         CCA shall continue to hold its 100% leasehold interest in the chromite claims identified in the Amended Extension Agreement to the Lease Agreement dated August 5, 1988 and according to the terms of that Agreement subject only to the following:

         (i) CCA will continue to pay all government imposed fees (presently set at $100 per claim) required to maintain the unpatented mineral claims in good standing.

         (ii) CCA will continue to pay for the annual spraying of noxious weeds as required by law.

         (iii) Item 3. on Page 2 of the 1996 Amended Extension Agreement (Payment of Lease Fees) is deleted.

         (iv) Item 4. on Page 2 of the 1996 Amended Extension Agreement becomes Item 3 and shall read as follows:

                   "Upon a decision to commence construction leading to production CCA will pay the Mouat group a one time payment of US five hundred thousand dollars ($500,000) which will automatically extend the 1999 Agreement to August 5, 2006".

Item (iv) above brings forward a lump sum payment to the time of the decision to commence construction leading to production rather than delay until production commences. In addition, the payment is increased from $100,000 to $500,000 to compensate for the elimination of the payment of an annual lease fee.

This 1999 Agreement may be executed in counterpart, and shall be binding upon each party upon execution by that party, and shall be effective as if all parties had signed the same document. The parties to this 1999 Agreement have caused this Agreement to be duly executed as of the day and year first above written.

Revised Agreement Dated May 1, 1999

LESSEE:
                                                 Chrome Corporation of America

         Attest:

           [ILLEGIBLE SIGNATURE]                        Alistair R . Turner
                                                        Executive Vice President

                                                        Dated: 4/29/99


LESSORS:

                                                 Fort Stockton Investments, Inc.



                                                          Laurenne Sue O'Dorisio
                                                          President

                                                          Dated:




                                                 Mouat Nickel Mines, Inc.




                                                          Laurenne Sue O'Dorisio
                                                          President

                                                          Dated:

Revised Agreement Dated May 1, 1999

William G. Mouat                             Lois E. de Lannoy

John C. Mouat                                Donald D. Mouat

Ellen A. Langston                            Donna Duba

Harold A. Nelson                             Anne Fujiwara

Willard Ferch                                Iver J. Hjelvik

Donna F. Hjelvik                             Robert Mouat

Donald D. Mouat                              Ellen L. Schoemer

                                                                   EXHIBIT 10.04

              AMENDED EXTENSION AGREEMENT TO LEASE AGREEMENT DATED
                                 AUGUST 5, 1988

This AMENDED EXTENSION AGREEMENT (the "1996 Agreement") is made and entered into effective this fifth day of August 1996 by and between the Lessors to the 1988 Lease Agreement dated August 5, 1988 (the "1988 Lease"), their successors and assigns and Chrome Corporation of America, Inc., a Delaware corporation, ("CCA"), as Lessee. This 1996 Agreement further amends and extends the 1988 Lease and all definitions as used in the 1988 Lease apply unless amended herein.

CCA continues to focus on the production of chromite from the Mt. View area in the Stillwater Complex, Montana. As previous lessees have experienced, this task is not easy even though the Mt. View area is the most accessible and easily mined chromite resource in the Stiliwater Complex. Although the Benbow area hosts significant chromite, it will not be mined in advance of the Mt. View resource.

The 1988 Lease was modified and extended in 1991 and again in 1993. After dropping claims in 1993 and 1996, and as intimated in the August 2, 1996 letter from CCA (the "1996 Letter"-attached), CCA will lease those certain patented and unpatented mining claims, mill and tunnel sites as listed in:

o Attachment A -

         21 mineral claims that are the subject of the Mouat patent application. CCA will pay the filing fees for these claims although as you appreciate, and as in previous years, these fees are paid under protest.

o Attachment B -

         83 unpatented claims that CCA wishes to retain in this 1996 Amended Extension Agreement. These claims cover chromite mineralization west of the Stillwater River. CCA has paid the 1996/97 rentals for these claims.

Attachments C and D list those Mouat and CCA claims being relinquished by CCA.

o Attachment C -

         36 unpatented Mouat lode claims have been relinquished. These include isolated mineral claims in Nye Basin that should have been returned to the Mouat group along with the mineral claims CCA relinquished in 1993. In addition, Attachment C includes a block of chrome claims east of the Benbow patented claim group. CCA believes that these claims do not have a short-to-medium term economic justification for retention.

Amended Extension Agreement Effective August 5, 1996

o         Attachment D -

          32 unpatented lode claims controlled independently by CCA have been relinquished. The ART claims covered the eastern limits of the Stillwater Complex in the Fishtail Creek area where it is concealed beneath thick glacial overburden. The Roo claims are claims formerly controlled by Cyprus Minerals that hold a significant, low grade Ni/Cu resource. These claims are centered on Chrome Lake. CCA believes that neither claim group has value at this time.

The Mouat claims included in, and subject to, the 1988 Lease and subsequent amendments are:

                                             Unpatented                 Patented

                    1988                         282                        11
                    1993                         172                        11
                    1996                         104                        11

In summary CCA has paid rental fees for a total of 104 Mouat group claims west of the Stillwater River, in return for the Mouat group granting an extension to the 1988 Lease as amended previously and herein.

As part of a telephone conversation between Laurenne Sue O'Dorisio and CCA on July 9, 1996 and in the 1996 Letter, CCA indicated that it could not justify paying the $450,000 deferred extension and advance royalty payments described in the 1988 Lease. This letter confirms that understanding.

Proposed changes to the 1993 amended lease agreement are:

1. The Subject Properties are those claims in Attachments A & B to this letter agreement together with the patented claims, water rights and other rights contained in the 1988 Lease.

2.        The extended term is a five year period ending August 5, 2001.

3. The rental payments will be $6,600 per month until production commences.

4. At the time production commences, CCA will pay the Mouat group a one time payment of $100,000.

5. Production royalties shall remain as per the 1988 Lease except Lessee can offset 50% (fifty percent) of any royalty payment that might be required to be paid to the federal government as a result of changes in the mining law.

Amended Extension Agreement Effective August 5, 1996

6. The parties understand that assessment work is no longer required to hold the claims listed in Attachments A and B. CCA will pay the annual rental fees to the federal government as required by law (currently $100 per claim).

7.        Other payments in the 1988 Lease no longer apply.

This 1996 Agreement may be executed in counterparts, and shall be binding upon each party upon execution by that party, and shall be effective as if all parties had signed the same document. The parties to this 1996 Agreement have caused this agreement to be duly executed as of the day and year first above written.

LESSEE:

                                               Chrome Corporation of America
[ILLEGIBLE SIGNATURE]
SECRETARY                                     Alistair R. Turner
                                               Executive Vice President

                                               Dated: 9/9/96

LESSORS:

                                               Fort Stockton Investments, Inc.

                                               Laurenne Sue O'Dorisio
                                               President
                                               Dated: 9/18/96

                                               Mouat Nickel Mines, Inc.


                                               Laurenne Sue O'Dorisio
                                               President
                                               Dated: 9/18/96

            William G. Mouat                      Lois E. Lannoy

Amended Extension Agreement Effective August 5, 1996

John C Mouat                            Donald D Mouat

Ellen A. Langston                       Donna Duba

Harold Nelson                           Anne Fujiwara

Willard Ferch                           Iver J. Hjelvik

Donna F. Hjelvik                        Robert Mouat

                                  ATTACHMENT A

                 CLAIMS INCLUDED IN PATENT APPLICATION MTMS 1443

                      Located in Stillwater County, Montana

BLM                                                    DATE        LOCATION
SERIAL                                                  OF            OF
NUMBER         NAME            BOOK        PAGE      LOCATION       CLAIM

M MC 53589     SUSU 25         78 Misc.    887       11/07/79    T5S R15E 19
Amended                        83 Misc.    744       11/25/81
M MC 53592     SUSU 28         78 Misc.    893       11/07/79    T5S R15E 20
Amended                        83 Misc.    750       11/25/81
M MC 53593     SUSU 29         78 Misc.    895       11/07/79    T5S R15E 20
Amended                        83 Misc.    752       11/25/81
M MC 10209     AMY 19          76 Misc.    182       5/26/78     T5S R15E 20
Amended                        77 Misc.    13        2/26/79
Amended                        83 Misc.    533       11/06/81
M MC 10210     AMY 20          76 Misc.    184       5/26/78     T5S R15E 20
Amended                        77 Misc.    15        2/26/79
Amended                        83 Misc.    535       11/06/81
M MC 10211     AMY 21          76 Misc.    186       5/26/78     T5S R15E 20
Amended                        77 Misc.    17        2/20/79
Amended                        83 Misc.    537       11/06/81
M MC 186404    Mouat 1 Lode    96          757       9/24/91     TSS R15E 19
M MC 186405    Mouat 2 Lode    96          755       9/24/91     T5S R15E 19
M MC 186406    Mouat 3 Lode    96          753       9/25/91     TSS R15E 19
M MC 186407    Mouat 4 Lode    96          751       9/24/91     T5S R15E 19/20
M MC 186408    Mouat S Lode    96          749       9/25/91     T5S R15E 19/20
M MC 186409    Mouat 6 Lode    96          747       9/25/91     T5S R15E 19/20
M MC 186410    Monat 7 Lode    96          745       9/29/91     T5S R15E 20
M MC 186411    Mouat 8 Lode    96          743       9/27/91     T5S R15E 20
M MC 186412    Mouat 9 Lode    96          741       9/27/91     TSS R15E 20
M MC 186413    Mouat 10 Lode   96          739       9/29/91     T5S R15E 20
M MC 186414    Mouat 11 Lode   96          737       9/27/91     T5S R15E 20
M MC 186415    Mouat 12 Lode   96          735       9/27/91     T5S R15E 20
M MC 186416    Mouat 13 Lode   96          733       9/27/91     TSS R15E 20
M MC 186417    Mouat 14 Lode   96          731       9/27/91     T5S R15E 20
M MC 189232    LAKE PLACER     97          238       4/21/92     TSS R15E 20

                                  ATTACHMENT B

                       UNPATENTED CLAIMS BEING HELD- 1996

BLM                                                      DATE      LOCATION
SERIAL                                                    OF          OF
NUMBER         NAME            BOOK         PAGE       LOCATION     CLAIM

Located in Stillwater County, Montana

M MC 10191     AMY1            33 Misc.     445-446    10/30/67  TSS R15E 21
Amended                        76 Misc.     146
Amended                        76 Misc.     930
Amended                        82 Misc.     767
M MC 10192     AMY 2           33 Misc.     447-448    10/30/67  TSS Rl5E 21
Amended                        76 Misc.     148
Amended                        76 Misc.     932
Amended                        82 Misc.     765
M MC 10193     AMY 3           33 Misc.     449-450    10/30/67  TSS R15E 21
Amended                        76 Misc.     150
Amended                        76 Misc.     934
M MC 10203     AMY 13          76 Misc.     170                  TSS R15E 20
Amended                        77 Misc.     1
Amended                        83 Misc.     525
M MC 10204     AMY 14          76 Misc.     172                  TSS R15E 20
Amended                        77 Misc.     3
Amended                        83 Misc.     527
M MC 10205     AMY IS          76 Misc.     174                  TSS R15E 20NE/4
Amended                        77 Misc.     5
Amended                        83 Misc.     529
M MC 10206     AMY 16          76 Misc.     176                  T5S R15E 20NE/4
Amended                        77 Misc.     7
Amended                        83 Misc.     531
M MC 10207     AMY 17          76 Misc.     178                  TSS R15E 2ONE/4
Amended                        77 Misc.     9
Amended                        82 Misc.     698
M MC 10208     AMY 18          76 Misc.     180                  TSS R15E 20
Amended                        77 Misc.     11
M MC 10212     AMY 25          76 Misc.     188                  TSS R15E 17
Amended                        77 Misc.     25
Amended                        84 Misc.     82
M MC 11285     AMY 112         76 Misc.     441                  TSS R15E 21/28
Amended                        77 Misc.     159
M MC 11286     AMY 113         76 Misc.     443                  T5S R15E 21/28
Amended                        77 Misc.     161
M MC 11287     AMY 114         76 Misc.     445                  TSS R15E 21/28
Amended                        77 Misc.     163
M MC 11288     AMY 115         76 Misc.     447                  TSS R15E 21/28
Am ended                       77 Misc.     165
M MC 11289     AMY 116         76 Misc.     449                  TSS R15E 21/28
Amended                        77 Misc.     167
M MC 11290     AMY 117         76 Misc.     451                  TSS R15E 21/28
Amended                        77 Misc.     169

Total Claims listed on this page: 16

BLM                                                DATE    LOCATION
SERIAL                                               OF        OF
NUMBER         NAME            BOOK    PAGE       LOCATION   CLAIM
M MC 17294     AMY 125       76 Misc.   744                T55 R15E 21
Amended                      77 Misc.   183
M MC 17295     AMY 126       76 Misc.   742                T55 R15E 21
Amended                      77 Misc.   185
M MC 351S6     GYPSUM        6 Misc.    358                T5S R15E 15, 16
M MC 35157     DUKE          19 Misc.   337                T5S R15E 15, 16
M MC 35960     ANN 3 fr.     58 Misc.   450-451            TSS R15E 29/30
M MC 35961     ANN 4         58 Misc.   452-453            T55 R15E 29
M MC 35962     ANN 4A        59 Misc.   53-54              T55 R15E 20/29
M MC 35963     ANN 5         58 Misc.   454-455            T55 R15E 20,29/19
M MC 35964     ANN 5A        59 Misc.   55-56              T5S R15E 19/20
M MC 35965     ANN 6         59 Misc.   26-27              T55 R15E 19/30
M MC 35966     ANN 6A        59 Misc.   57-58              T5S R15E 19
M MC 35967     ANN 7         59 Misc.   28-29              T5S R15E 19/30
M MC 35968     ANN 8         59 Misc.   33-34              T55 R15E 30
M MC 35969     ANN 9         59 Misc.   35-36              T5S R15E 19/30
M MC 35970     ANN 10        59 Misc.   37-38              T5S R15E 19SW/4
M MC 35971     ANN 11        59 Misc.   39-40     8/14/67  T5S R15E 19W/2
M MC 35972     ANN 12        59 Misc.   41-42     8/14/67  TSS R15E 19
M MC 3S973     ANN 13        59 Misc.   43-44              TSS R15E 19
M MC 35974     ANN 14        59 Misc.   45                 T5S R14&15E 19&24
M MC 35975     ANN 15        59 Misc.   47                 T5S R14&1SE 19/24
M MC 35999     ANN 39        59 Misc.   187-188            TSS R15E 19,30
M MC 36004     ANN 44        59 Misc.   197-198            T5S R15E 21
M MC 36281     GAYl          65 Misc.   104-105            T5S R15E 21
Amended                      82 Misc.   676-677
M MC 36282     GAY 2         65 Misc.   106-107            T55 R15E 21
Amended                      82 Misc.   678-679
M MC 36286     GAY 6         65 Misc.   114-115            T55 R15E 20/21
Amended                      82 Misc.   684-685
M MC 36287     GAY 7         65 Misc.   116-117            TSS R15E 20/21
Amended                      82 Misc.   686-687
M MC 36291     GAY 11        65 Misc.   124-125            T55 R15E 20
Amended                      82 Misc.   692-693
M MC 36292     GAY 12        65 Misc.   126-127            TSS R15E 20
Amended                      82 Misc.   694-69S
M MC 36295     GAY 15        65 Misc.   132-133            T55 R15E 19/20
Amended                      83 Misc.   523-524
M MC 36296     GAY 16        65 Misc.   134-135            TSS R15E 17/18/19/20
Amended                      84 Misc.   80-81
M MC 36360     Book Tunnel   24 Misc.   580                TSS R15E 19
               & Tunnel Site
M MC 36376     Mountain View 34 Misc.   513-514            TSS R15E 20
               Chrome Co.
M MC 36380     No. 5 Tunnel  25 Misc.   247                T55 R15E 19
               & Tunnel Site

Total claims listed on this page: 33

BLM                                            DATE         LOCATION
SERIAL                                          OF             OF
NUMBER      NAME           BOOK      PAGE    LOCATION        CLAIM
M MC 36385  Monte Alto     7         159                  TSS R15E 20/21
M MC 36387  MIN No. 2      22        6                    TSS R15E 28
M MC 36389  MIN No. 5      22        10-11                T5S R15E 28
M MC 36393  PINE           8         167                  TSS R15E 21
M MC 36394  RAM            25        424                  TSS R15E 21/28
M MC 36396  Red Bird No. 3 8         169                  T5S R15E 29
M MC 36401  SMELTER        2         385                  TSS R15E 21
M MC 36403  SUE            16        325                  TSS R15E 21
M MC 36407  Billie         7 Misc.   242     10/17/18     T5S R15E 20E/2
M MC 36408  CHAS F.        7 Misc.   118     7/11/18      T5S R15E 21W/2
Amended                    24 Misc.  287     10/17/41
M MC 36410  GAP            24 Misc.  219     7/31/41      TSS R15E 29
Amended                    24 Misc.  290     10/17/41
M MC 36413  Joan           24 Misc.  574     7/27/42      T5S R15E 19SW/4
M MC 36416  MIN No. 4      22        9                    T5S R15E 28/21
M MC 36430  Verdi Placer   24 Misc.  513     7/27/42      T5S R15E 195/2
M MC 36431  WEST LAKE      7 Misc.   116     7/11/18      TSS R15E?
M MC 53580  SUSU 16        78 Misc.  869                  TSS R15E 19
Amended                    83 Misc.  726
M MC 53581  SUSU 17        78 Misc.  871                  TSS R15E 19Nf2
Amended                    83 Misc.  728
M MC 53582  SUSU 18        78 Misc.  873                  TSS R15E 19N/2
Amended                    83 Misc.  730
M MC 53583  SUSU 19        78 Misc.  875                  TSS R15E 19N/2
Amended                    83 Misc.  732
M MC 53584  SUSU 20        78 Misc.  877     11/07/79     T5S R15E 19N/2
Amended                    83 Misc.  734     11/25/81
M MC 53585  SUSU 21        78 Misc.  879     11/07/79     T5S R15E 19N/2
Amended                    83 Misc.  736     11/25/81
M MC 53586  SUSU 22        78 Misc.  881     11/07/79     T5S R15E I9NE/4
Amended                    83 Misc.  738     11/25/81
M MC 53587  SUSU 23        78 Misc.  883     11/07/79     T5S R15E 19NE/4
Amended                    83 Misc.  740     11/25/81
M MC 53588  SUSU 24        78 Misc.  885     11/07/79     T5S R15E I9NE/4
Amended                    83 Misc.  742     11/25/81
M MC 53590  SUSU 26        78 Misc.  889     11/07/79     T5S R15E I9NE/420NW/4
Amended                    83 Misc.  746     11/25/81
M MC 53591  SUSU 27        78 Misc.  891     11/07/79     T55 R15E I9NE/420NW/4
Amended                    83 Misc.  748     11/25/81
M MC 78928  AMY fr.        33 Misc.  443-444 10/30/67     T5S R15E 21
Amended                    82 Misc.  877
M MC 78929  GAY fr.        82 Misc.  879-880              TSS R15E 21
M MC 84655  NEW 13         88        79                   TSS R15E 20

Total claims listed on this page: 29

                       UNPATENTED CLAIMS BEING HELD- 1996

BLM                                                DATE         LOCATION
SERIAL                                              OF             OF
NUMBER         NAME            BOOK      PAGE    LOCATION        CLAIM

Located in Stillwater and Sweet Grass Counties, Montana



M MC 35976     ANN 16         59 Misc.   49                  T5S R14&15E 19/24
M MC 35977     ANN 17         59 Misc.   59                  TSS R14&15E 19/24
Amended                       83 Misc.   754
M MC 35978     ANN 18         59 Misc.   61                  TSS R14&15E 19/24
Amended                       83 Misc.   756
M MC 36000     ANN 40         59 Misc.   189                 TSS R14&1SE 19/24
M MC 36001     ANN 41         59 Misc.   191                 T5S R14&1SE 19/24
Amended                       83 Misc.   758


Located Entirely in Sweet Grass County, Montana

M MC 128417    RAM 1          44         297      9/17/86    T5S R14E 21
M MC 128418    RAM 2          44         301      9/17/86    T5S R14E 21
M MC 128420    RAM 4          44         241      9/19/86    T5S R14E 20/21
M MC 128421    RAM 5          44         243      9/19/86    T5S R14E 21
M MC 128423    RAM 7          44         247      9/21/86    T5S R14E 20
M MC 128424    RAM 8          44         249      9/21/86    TSS R14E 20/21
M MC 128427    RAM 11         44         255      9/22/86    T5S R14E 20
M MC 128428    RAM 12         44         257      9/22/86    TSS R14E 20
M MC 128430    RAM 14         44         261      9/24/86    TSS R14E 19/20
M MC 128431    RAM 15         44         263      9/24/86    T5S R14E 19/20
M MC 128433    RAM 17         44         237      9/17/86    TSS R14E 21 SE/4
Amended                       44         341      6/18/87
M MC 128434    RAM 18         44         239      9/17/86    T5S RI4E 21 SE/4
Amended                       44         337
M MC 128435    RAM 19         44         267      9/27/86    TSS RI4E 18/19
M MC 128436    RAM 20         44         269      9/27/86    TSS R14E 20 NW/4
Amended                       44         339                 TSS R14E 17 SW/4
M MC 128440    RAM 24         44         277      9/27/86    TSS R14E 18
M MC 134180    RAM 44         44         363      6/20/87    TSS R14E 20 NW/4
M MC 134181    RAM 45         44         365      6/20/87    TSS R14E 20 N/2



Total claims listed on this page: 22

CHROME CORPORATION OF AMERICA
12640 W. Cedar Drive Suite B
Lakewood, Colorado 80228
(303) 969-8903  Fax: (303) 969-8905




August 2,1996

                                                     Via Fax and Federal Express

Mr. William G. Mouat, Trustee
2929 Third Ave. N.
Billings, MT 59101

Dear Bill-

As explained in my phone message today, Alistair planned to negotiate with you the extension of the Stiliwater lease which expires August 5, 1996 upon his return from his trip to Australia and New Zealand. Alistair decided to extend his time in New Zealand by a week in order to have more time with his mother and will not return until August 7th.

As Alistair indicated in prior conversations with you and other parties to the lease, Chrome Corporation of America wishes to extend this lease on the same basis as the current lease with the exception of probably dropping some of the claims from the lease and eliminating the $450,000 payment.

In order to give Alistair time to return to the states and to meet with you in Billings, I recommend we extend the lease for a one-month period. We will make a $6,600 payment this month.

If you are in agreement with this, please sign the acknowledgement and return one copy for our files.

Sincerely,
Chrome Corporation of America

David M. Hyslop , Treasurer

Acknowledeement

The undersigned, as Trustee for all Lessors, agrees that the Lease entered into August 5, 1988 by and between William C. de Lannoy, et. al. and Chrome Corporation of America should be extended for a one month period.

Dated: August 5, 1996
                                        WILLIAM G. MOUAT
                                        Trustee for all Lessors

                                   LAW OFFICES
                                WILLIAM G. MOUAT
                                    SUITE 817
                        WESTERN FEDERAL SAVING BUILDING
                            BILLINGS, MONTANA 59101
                            TELEPHONE:(408) 246-7831

                           FAX Number: (406) 245-8452


                              FACSIMILE COVER SWEET

TO: Alistair Turner - Boulder Gold

Location: Lakewood, Colorado

FAX Number: (303) 969-8903

Today's Date: 7/16/93

Time: 9:00 AM

Number of Pages (including Cover Sheet): 2

The accompanying letter was mailed to members of the mouat group on 7/23/93


                                                   WILLIAM G. MOUAT

                                   LAW OFFICES

                                WILLIAM G. MOUAT
                                    SUITE 817
                        WESTERN FEDERAL SAVING BUILDING
                            BILLINGS, MONTANA 59101
                            TELEPHONE:(408) 246-7831

                           FAX Number: (406) 245-8452


                              FACSIMILE COVER SWEET

TO: Diane Gates
    KPMG - Peat Marwick
    2300 ARCO Tower
    707 - 17th. Street
    Denver, CO 80202

Location:

FAX Number: (303) 295-8828

Today's Date: 8/20/93                              Time: 10:15 A.M.


Number of Pages (Including Cover Sheet) 1

      The Lease dated August 5, 1989, between Chrome Corporation of America, Inc., as Lessee and the Mouat group as Lessors, has been modified effective August 5, 1993, to continue the lease payments of $6,600 per month for three years, to drop some of the claims from the lease and to defer the $450,000 payment due August 5, 1993, for three years, subject to further discussion.

                                             WILLIAM G. MOUAT
                                             for the Mouat Group

                                  July 23, 1993

To:     All interest holders in claims leased to Chrome Corp.:

         Enclosed is a letter dated July 12, 1993, from Chrome Corporation of America which I believe is self-explanatory; also, a copy of Report by CCA reflecting certain work done and progress made by it from the time it leased the chrome claims from us on August 5, 1988. Also enclosed are copies of letters from Mr. Turner dated 7/20/93 and 7/21/93 and received today.

         For reasons outlined in the enclosed letters, CCA is requesting that we grant it some relief from some of the lease requirements, the foremost of which is the $45O,OO0 due August 5, 1993, and the dropping of some of the claims in the present lease. CCA proposes to continue making the $6,600 monthly payments for the term of a proposed 3-year extension of the lease. The claims to be retained and relinquished are listed in the FAX sheets received today and enclosed herewith. The list of claims to be retained does not specifically include the 21 chrome claims included in our present patent application but they will be retained.

        I think we should act quickly on this matter to decide what to do. As you know, the Government requires that $200 per claim be paid by September 1st of this year in order to maintain claims in good standing until September 1, l994. Performing annual assessment work will no longer suffice to hold a claim. The question of making annual payments in lieu of performing assessment work to hold claims in the future is uncertain after September 1, 1994. We only know that it applies now for the years ending September 1, 1993 and September 1, 1994.

        COA's letter dated July 12, 1993, recites that "The $450,000 due this August 5th cannot be justified". I do not know whether or not CCA would be willing to defer for 3 years the present requirement of making this payment or whether they want to eliminate it altogether. We should suggest the deferment rather than the elimination of this requirement. (See Mr. Turner's reference to this matter in his letter dated 7/20/93).

        Mr. Turner, in his 7/12/93 letter, refers to our group as the Mouat Estate. This term is not precisely correct, but we realize it is intended to mean the Mouat group who leased the claims to Boulder Gold on August 5, 1988.

        It is my impression that if we accept CCA's proposal we will be extending the term of the lease by three years and dropping certain claims from the lease that have questionable value. Also, CCA will make the payments to the Government of $200 per claim this year as rental fee on claims retained, and will pay, as long as is necessary, the required rental fee on the claims for which patent application has been made.

        The foregoing shall not alter the terms of the 9/14/88 lease except as herein set forth.

         If you agree with CCA's proposal, as modified in this letter, please indicate your acceptance below, and return the acceptance portion to my office.

                                                   Very truly yours,
                                                   WILLIAM G. MOUAT


        The foregoing letter dated July 23, 1993, is agreeable and is accepted this ______ day of ___________, 1993.

CHROME CORPORATION OF AMERICA
12640 W Cedar Drive Suite B
Lakewood, Colorado 80228
(303) 969-8903 Fax: (303) 969-8905



Mr. William C. Mouat
Individually and as Trustee
Representing Owners of Stillwater Mining Claims
2929 Third Ave. N.
317 First Federal Savings Bldg.
Billings, MT 59101

Dear Bill:

      As a result of our discussions during the last two weeks and of discussions we have had together and separately with the Bureau of Land Management we agree as follows:

* That certain lands under lease from William C. Mouat and the Brian-Paul and Laurenne--Sue O'Dorisio family trust (The O'Dorisio Trust) and from William G. Mouat and individual Mouat family members (Family Group) to Chrome Corporation of America (CCA) should be surveyed and submitted to the Bureau of Land Management for an application for patent.

* That you will transfer the two ownerships into a single Trust that would then make application for the patent. This would greatly simplify the application process and the following calculations are made on this basis.

      It is CCA's recommendation that we immediately begin the work necessary to patent the Apex Claims defined below and stake four additional claims. Depending on the outcome of new legislation and the success of the patent application on the Apex claim, consideration could be given to applying for patent on the Extralateral Rights Claims. The segregation of the claims into Apex Claims and Extralateral Rights Claims are as follows:

        Apex Claims

          The Susu lode claims numbered 25, 28 and 29
          The Sun lode claim
          The Toe lode claim
          The Amy lode claims numbered 19, 20 and 21
          The Lake Placer claim
          The Soup lode claim
          The Westlake lode claim
          The Gap lode claim
          The Pete lode claim
          The Star lode claim
          The Old Lady lode claim
          The Scully lode claim

 Mouat - Letter - August 5, 1991                                Page 2

         The Denver lode claim
         The Link lode claim
         The Skunk lode claim
         The Princtons lode claim
         The Peggy lode claim

Extralateral Rights Claims

         The Susu lode claims numbered 17, 18, 19, 20, 21, 22, 23, 24,
         26 and 27
         The Ann lode claims numbered 10 and 11
         The Joan lode claim
         The Amy lode claims numbered 15, 16 and 17
         The Verdi Placer lode claim

         The Apex Claims should have priority over the Extralateral Rights
Claims.

          In addition we have discussed the staking of four lode claims; three lode claims over open areas on the Verdi Placer claim and a fourth lode claim over a triangular open area east of the Verdi Placer claim. The three claims on the Verdi Placer should be considered as Apex Claims for patent purposes. The fourth claim can be considered as an Extralateral Rights Claim.

         With these three new Apex Claims a total of 23 lode claims and one placer claim are considered high priority for patent purposes.

         It was confirmed by Mr. Dick Thompson of the Bureau of Land Management, Billings Office, that fees for application for a cadastral survey prior to an application for patent are $700 for the first claim and $500 for each subsequent claim in a contiguous group that has common ownership. However, because of timing, the four claims that should be staked within the open areas would need to be applied for patent in two separate and subsequent applications because they are not contiguous. Three claims in the Verdi Placer claim would constitute one application and the fourth claim, to the east, a second. It is anticipated that each existing claim will cost $1,500 to survey and that each of the four new claims will cost $2,000 to stake and survey.

         Therefore, upon approval by the new Trustee, three applications will be required for all claims to be patented. The costs of applying for the survey and the survey costs are estimated as follows:

         Apex and Extralateral Rights Claims

           One application (38 claims)        Application fees     $19,200
                                              Survey costs          57,000
                                                                    ------
                                                                    76,200

William G. Mouat - Letter - August 5, 1991                                Page 3


        New Claims
        ----------
        1st Application (3 claims)         Application fees      $ 1,700
                                           Survey costs            6,000
                                                             -----------
                                                                   7,700

        2nd Application (1 claim)          Application fees      $   700
                                           Survey costs            2,000
                                                             -----------
                                                                   2,700
                                                             -----------
        Combined Total                                           $86,600
                                                             ===========

         If all claims were to be applied for patent total combined costs are estimated to be $86,600. This is without any title work, patent application fees, organizational, management, supervision, and administrative costs.

          If we separate the Apex Claims from the Extralateral Rights Claims and apply for patents on the Apex Claims only, the following costs would apply:

         Apex Claims
         One application (21 claims)       Application fees      $10,700
                                           Survey costs           31,500
                                                             -----------
                                                                  42,200
         New Claims
         1st Application (3 claims)        Application fees      $ 1,700
                                           Survey costs            6,000
                                                             -----------
                                                                   7,700
                                                             -----------

                                                                 $49,900
                                                             ===========

          Survey for patent application fees and survey costs, without considering title, organizational, management, supervision, and administrative costs are therefore $49,900.

          If we were to concentrate on patenting only the Apex Claims and staking the four new claims on the open areas, there would be money left to complete the title work on all of the claims. Assuming we spend $49,900 for filing applications, surveying and staking the Apex Claims and the New Claims, there would be $29,300 left to apply towards the title work. This equates to $700 for each of the 42 claims.

         It is our belief that the incremental costs of doing the title work on the Extralateral Rights Claims at the same time the work is being done on the Apex Claims would not be very great. Once this title work is done on the Extralateral Rights Claims, we should be able to inexpensively update the information and get actual certificates issued when we decide to patent these claims.

William C. Mouat - Letter - August 5, 1991                                Page 4


          CCA, as lessor, has no long term interest in these mineral claims upon termination of the lease agreement dated 5th August 1988. The successful completion of the patent process does, however, inure to the benefit of the ownership groups. CCA therefore believes that the ownership groups should be responsible for costs involved in the patent process in order that they may guarantee their rightful long term potential for income from future royalties on chrome and platinum group mineral production.

          According to our existing 1988 agreement CCA's lease fees due August 5, 1991 are $75,000. We propose that:

* CCA pays a total of $6,600 per month which represents the amortization of the $75,000 rental payment over a twelve month period. The effective annual interest rate is about 10.2% compounded monthly. The first payment will be made immediately upon acceptance of the terms of this letter.

* From the monthly payments, the Trust will pay the agreed upon patent costs as they become due. If the cumulative payments CCA has made at any time throughout the year do not equal or exceed the expenses the Trust is incurring to proceed with the patent process, CCA will make up any difference and recover that difference from future monthly payments due to the Trust.

* The Trust's exposure for patent costs shall not exceed the cumulative payments made to the Trust during the year. It is also agreed that both parties will endeavor to restrict the total costs spent in the next twelve months on this project to $79,200.

*         CCA will provide its administrative and technical services at no cost.

* Expenditures, if any, that are additional to the costs agreed upon in this letter and that may arise in the future in connection with the patenting process must be agreed upon by all parties to this agreement before being incurred.

          Between 1962 and 1988 the Mouat family interests in the chromite resource in the Stillwater Complex languished. Since 1985 CCA has aggressively pursued the economic production of chromite from the Mouat interests claim blocks through drilling to increase reserves, researching new technology for the economic production of chromium products, rehabilitating existing mine openings, undertaking extensive environmental base--line studies and drill testing new potential resources including platinum group minerals. CCA has added considerable value to the Mouat interests in the Stillwater Complex. It and its joint venture partners have spent in excess of $10,000,000 in pursuing the goal of production profitable to all parties.

William G. Mouat - Letter - August 5, 1991                                Page 5


         Attached please find recent announcements that explain our present position and hopes for the near future.

          I trust that you will accept the proposals outlined in this letter in the best interests of an aggressive move to protect the Mouat family and CCA's economic future in the Stillwater Complex.

If you do concur please sign in the manner provided below. Sincerely yours,


                                                  Alistair R. Turner
                                                  Executive Vice President

ART : cam

Agreed to:

8/9/91                                               William G. Mouat
Date                                                 Trustee and as Trustee and
                                                     Representative

                 MEMORANDUM OF LEASE AGREEMENT

      NOTICE is hereby given that WILLIAM C. de LANNOY, individually and as Trustee under the 1985 MARGARET E. de LANNOY LIVING TRUST, WILLIAM G. MOUAT, individually and as Trustee, JOHN C. MOUAT, DONALD D. NOUAT. ELLEN A. LANOSTON, JAY DUBA, DOLORES NELSON, ANNE FUJIWARA, WILLARD FERCH, IVER J. HJELVIK and DONNA F. HJELVIK, ROBERT MOUAT, DAVID MOUAT, ELLEN L. SCHOEMER and MOUAT NICKEL NINES, INC. (therein and hereinafter referred to collectively as the "Lessors") and CHROME CORPORATION OF AMERICA, INC., a Delaware corporation, having offices at 12640 West Cedar Drive, Lakewood, Colorado 80228 (therein and hereinafter referred to as the "Lessee"), have entered into that Lease Agreement dated August 5, 1988. with respect to certain patented and unpatented mining claims, millsites and tunnel sites located in Stillwater and Sweet Grass Counties of Montana (therein and hereinafter referred to as "Subject Premises") described in Schedule A attached hereto and incorporated herein by this reference.

      For good and valuable consideration under the terms of the Lease Agreement for an initial term of five years from the date thereof, with an option to extend said initial term for an additional two years. and so long thereafter as ore--bearing materials are produced from the Subject Premises in commercial quantities, as that term is defined and used in the Lease Agreement, Lessors have granted and do hereby grant Lessee the following rights:

           (a) the right to explore, develop, mine, extract and remove or sell chromite, or other chromium bearing ores, and all other minerals, metals, precious stones, or rocks found in, on or under the Subject Premises;

          (b) the right, during the continuance of this Lease, to take and use any material suitable for backfilling, or other mining purposes, and any limestone found in the premises;

          (c) the right to use all existing facilities, except the hoist and crusher that are currently on the Subject Premises, and the right to construct all mills, plants, tracks, traruways, roads, buildings, and other improvements;

          (d) the right to use and develop any and all excavations, openings, tunnels, ditches, flumes, drains and other improvements on the Subject Premises;

          (e) the right to use all water and water rights identified in Schedule B, attached to and incorporated in the Lease Agreement, and to develop additional water and water rights appurtenant to the Subject Premises;

          (f) the right to do all other acts and things which are, or may become necessary or suitable in the discretion of Lessee, including without limitation the right to use or disturb so much of the surface and surface resources of the Subject Premises as Lessee may deem desirable, for the mining and removing of chromite or other ores, metals, minerals, rocks and precious stones, the milling, beneficiating, concentrating, smelting, refining, or leac,ing of such ores, metals, minerals and other materials, or the concentrates thereof;

          (g) the right to cut and use timber and other raw materials found upon, or in said premises for any purpose in connection with the operations to be carried on under this Lease; and

          (h) such rights of surface and underground access for men, equipment, supplies, utilities and water as nay be necessary or convenient for the conduct of Lesse&s operations on any portion of the Subject Premises or on other lands, including necessary access under, upon, and across any other contiguous land owned or controlled by Lessors or which Lessors may have dominion or control.

          The Lease Agreement is incorporated herein by this reference and made a part hereof. Copies of the Lease Agreement are in the possession of:

                 William G. Mouat
                 317 First Federal Savings Building
                 2929 Third Avenue North
                 Billings, Montana 59101

                 Chrome Corporation of America, Inc.
                 12640 West Cedar Drive
                 Lakewood, Colorado 80228

          IN WITNESS WHEREOF, this Memorandum of Lease Agreement has been executed as of Auqust 5, 1988.

                                    LESSORS:

                                          WILLIAM C. de LANNOY, individually
                                          and as Trustee under the 1985
                                          MARGARET E. de LANNOY LIVING TRUST

WILIIAM G. MOUAT
individually and as Trustee


JOHN C. MOUAT

DONALD D. MOUAT

ELLEN A. LANGSTON

JAY DUBA

DOLORES NELSON

ANNE FUJIWARA

WILLARD FERCH

IVER J. HJELVIK

DONNA F. HJELVIK

                                  SCHEDULE "A"
              Mining Claims situated in Stillwater County, Montana

PATENTED LODE CLAIMS (1)

     BALD EAGLE               69 D

UNPATENTED LODE CLAIMS (19)

                                   ORIGINAL LOCATION        DATE      BLM SERIAL
                                    RECORDING DATA                     NUMBER
                                  BOOK           PAGE

Mountain View Chrome               23   Misc.     43        9/22/39   MMC 36417
 Company No. 1*

Mountain View Chrome               23   Misc.    434        8/31/40   MMC 36418
 Company No. 2*

Soup                               24   Misc.    273       10/03/41   MMC 36427
Pete*                               7   Misc.    122        7/11/18   MMC 36422
Old Lady                            7   Misc.    114        7/11/18   MMC 36420
Star                                7   Misc.    229       10/07/18   MMC 36428
Princetons                         24   Misc.    122        5/08/41   MMC 36423
Sampson                            24   Misc.    126        5/08/41   MMC 36424
Scully*                             7   Misc.    122        7/11/18   MMC 36425
Denver*                             7   Misc.    233       10/07/18   MMC 36409
Hess                               25   Misc.    289       11/17/43   MMC 36411
Skunk                              24   Misc.    128        5/08/41   MMC 36426
Oldco                              24   Misc.    124        5/08/41   MMC 36419
Sun                                24   Misc.    249        8/23/41   MMC 36429
Toe                                24   Misc.    614        8/28/42   MMC 36404
Adam                               24   Misc.    207        7/19/41   MMC 36406
Peggy                              24   Misc.    571        7/27/42   MMC 36421
Joan                               24   Misc.    574        7/27/42   MMC 36413
Link                               24   Misc.    209        7/19/41   MMC 36415

UNPATENTED PLACER CLAIMS  (2)

Lake* Place                        23   Misc.    400        7/16/40   MMC 36414
Verdi                              24   Misc.    573        7/27/42   MMC 36430

* Amended Location, also see detailed claim list, Mouat Estate

                      CLAIM LIST - WEST OF SILLWATER RIVER

PATENTED LODE CLAIMS

     Cataract       69C
     Avalanche      69B
     Brooklyn       69A

MILL SITE + TUNNEL SITE CLAIMS
     Mountain View Chrome Co. Mill Site
     Book Tunnel & Dump Site
     No. 5 Tunnel & Dump Site

UNPATENTED LODE CLAIMS


                                   ORIGINAL LOCATION        DATE      BLM SERIAL
                                    RECORDING DATA                     NUMBER
                                  BOOK           PAGE

AMY                 25*            76  Misc.      188                 MMC 10212
AMY                 13*            76  Misc.      170                 MMC 10203
AMY                 14*            76  Misc.      172                 MMC 10204
AMY                 15*            76  Misc.      174                 MMC 10205
AMY                 16*            76  Misc.      176                 MMC 10206
AMY                 20*            76  Misc.      184                 MMC 10210
AMY                 18*            76  Misc.      180                 MMC 10208
AMY                 21*            76  Misc.      186                 MMC 10211
AMY                 19*            76  Misc.      182                 MMC 10209
GAY                 15*            65  Misc.      132-133             MMC 36295
GAY                 16*            65  Misc.      134-135             MMC 36296
ANN                  3 fr.
ANN                 42 fr.         59  Misc.      193-194             MMC 36002
ANN                  3             58  Misc.      452-453             MMC 35961
ANN                  4A            59  Misc.       53- 54             MMC 35962
RED BIRD            No.3            8  Misc.      169                 MMC 36396
ANN                  5             58  Misc.      454-455             MMC 35963
ANN                  5A            59  Misc.       55- 56             MMC 35964
ANN                  6             59  Misc.       26- 27             MMC 35965
ANN                  6A            59  Misc.       57- 58             MMC 35966
ANN                  7             59  Misc.       28- 29             MMC 35967
ANN                  9             59  Misc.       35- 36             MMC 35969
ANN                 10             59  Misc.       37- 38             MMC 35970
EMA                 11             33LL           475-476             MMC 36066
EMA                 13             33LL           479-480             MMC 36068
EMA                 18             33LL           489-490             MMC 36073
EMA                 12             33LL           477-478             MMC 36067

* Amended Location; see also detailed claims list, Mouat Estate.

                                   ORIGINAL LOCATION        DATE      BLM SERIAL
                                    RECORDING DATA                     NUMBER
                                  BOOK           PAGE

EMA            15                  33LL           483-484             MMC 36070
FLO            18                  35LL            75- 76             MMC 36261
SUSU           26*                 78   Misc.     889                 MMC 53590
SUSU           27*                 78   Misc.     891                 MMC 53591
SUSU           28*                 78   Misc.     893                 MMC 53592
SUSU           29*                 78   Misc.     895                 MMC 53593
SUSU           22*                 78   Misc.     881                 MMC 53586
SUSU           23*                 78   Misc.     883                 MMC 53587
SUSU           24*                 78   Misc.     885                 MMC 53588
SUSU           25*                 78   Misc.     887                 MMC 53589
SUSU           18*                 78   Misc.     873                 MMC 53582
SUSU           19*                 78   Misc.     875                 MMC 53583
SUSU           20*                 78   Misc.     877                 MMC 53584
SUSU           21*                 78   Misc.     879                 MMC 53585
ANN            11                  59   Misc.      39- 40             MMC 35971
ANN            12                  59   Misc.      41- 42             MMC 35972
ANN            13                  59   Misc.      43- 44             MMC 35973
ANN            39                  59   Misc.     187-188             MMC 35999
SUSU           16*                 78   Misc.     869                 MMC 53580
SUSU           17*                 78   Misc.     871                 MMC 53581
ANN            14                  59   Misc.      45                 MMC 35974
ANN            15                  59   Misc.      47                 MMC 35975
EMA            16                  33LL           485-486             MMC 36071
EMA            17                  33LL           487-488             MMC 36072
EMA            10                  33LL           473-474             MMC 36065
EMA            20                  33LL           493-494             MMC 36075
FLO            20                  35LL            79- 80             MMC 36063
EMA            21                  33LL           495-496             MMC 36076
ANN            43                  59   Misc.     195-196             MMC 36003

     MINING CLAIMS SITUATED IN STILLWATER AND SWEETGRASS COUNTIES, MONTANA


                                   ORIGINAL LOCATION        DATE      BLM SERIAL
                                    RECORDING DATA                     NUMBER
                                  BOOK           PAGE

PATENTED LODE CLAIMS
        NEW WABELISKI              68B


UNPATENTED LODE CLAIMS

ANN             16                 59  Misc.       49                 MMC 35976
ANN             17                 59  Misc.       59                 MMC 35977
ANN             18                 59  Misc.       61                 MMC 35978
ANN             40                 59  Misc.      189                 MMC 36000
ANN             41*                59  Misc.      191                 MMC 36001
SUSU             1*                43LL           205                 MMC 53568
SUSU             4*                43LL           197                 MMC 53571


              MINING CLAIMS SITUATED IN SWEETGRASS COUNTY, MONTANA

PATENTED LODE CLAIMS

        Summit                     68A

UNPATENTED LODE CLAIMS

ANN             19                 33QL           367                 MMC 35979
ANN             20                 33QL           369                 MMC 35980
SUSU             5*                43LL           199                 MMC 53572
SUSU             2*                43LL           207                 MMC 53569
ANN             23                 33QL           375-376             MMC 35983
ANN             22                 33QL           373-374             MMC 35982
ANN             21                 33QL           371-372             MMC 35081
SUSU             6*                43LL           201                 MMC 53573
SUSU             3*                43LL           209                 MMC 53570
ANN             24                 33LL           377-378             MMC 35984
ANN             25                 33LL           379-380             MMC 35985
ANN             26                 33LL           381-382             MMC 35986
EMA              3                 33LL           459-460             MMC 36058
EMA              1                 33LL           459-460             MMC 36056
EMA              5                 33LL           459-460             MMC 36060
EMA              2                 33LL           459-460             MMC 36057

* Amended Location; also see detailed claim list, Mouat Estate.

                                   ORIGINAL LOCATION        DATE      BLM SERIAL
                                    RECORDING DATA                     NUMBER
                                  BOOK           PAGE

EMA              4                33LL          461-462               MMC 36059
EMA              6                33LL          465-466               MMC 36061
EMA              7                33LL          467-468               MMC 36062
EMA              9                33LL          471-472               MMC 36064
EMA              8                33LL          469-470               MMC 36063
EMA             19                33LL          491-492               MMC 36074
EMA             14                33LL          481-482               MMC 36069
FLO             19                35LL           77- 88               MMC 36262
EMA             22                33LL          497-498               MMC 36077
FLO             31                35LL          101-102               MMC 36274
FLO             21                35LL           81- 82               MMC 36264
FLO             17                35LL           73- 74               MMC 36260
EMA             25                33LL          503-504               MMC 36080
SUSU             7*               43LL          219                   MMC 53574
SUSU             8                43LL          203                   MMC 53575
SUSU            10                43LL          211                   MMC 53576
SUSU            11                43LL          213                   MMC 53577
SUSU            12                43LL          215                   MMC 53578
SUSU            13                43LL          217                   MMC 53579

CLAIM LIST - INDUSTRIAL/INFRASTRUCTURE ACREAGE

PATENTED LODE CLAIMS

        STILLWATER      63E
        SOMETHING       72B

PATENTED PLACER CLAIMS



PATENTED MILL SITES


UNPATENTED LODE CLAIMS

                                   ORIGINAL LOCATION        DATE      BLM SERIAL
                                    RECORDING DATA                     NUMBER
                                  BOOK           PAGE

AMY               fr.              82   Misc.     877                 MMC 78928
AMY             1*                 76   Misc.     146                 MMC 10191
AMY             2*                 76   Misc.     148                 MMC 10192
AMY             3*                 76   Misc.     150                 MMC 10193
GAY             1*                 65   Misc.     104-105             MMC 36281
GAY             2*                 65   Misc.     106-107             MMC 36282
GAY             6*                 65   Misc.     114-115             MMC 36286
GAY             7*                 65   Misc.     116-117             MMC 36287
AMY            17*                 76   Misc.     178                 MMC 10207
GAY            11*                 65   Misc.     124-125             MMC 36291
GAY            12*                 65   Misc.     126-127             MMC 36292
PINE                                8              67                 MMC 36333
SMELTER                             2             385                 MMC 36401
AMY           125*                 76   Misc.     744                 MMC 17294
AMY           126*                 76   Misc.     742                 MMC 17295
AMY           112*                 76   Misc.     441                 MMC 11285
AMY           113*                 76   Misc.     443                 MMC 11286
AMY           114*                 76   Misc.     445                 MMC 11287
AMY           115*                 76   Misc.     447                 MMC 11288
AXE           37                   59   Misc.     131                 MMC 36042
AXE           34                   59   Misc.     122                 MMC 36039
AXE           33                   59   Misc.     120                 MMC 36038


*  Amended Location; also see detailed claim list, Mouat Estate.

                                   ORIGINAL LOCATION        DATE      BLM SERIAL
                                    RECORDING DATA                     NUMBER
                                  BOOK           PAGE

AMY          116*                  76   Misc.     449                 MMC 11289
AMY          117*                  76   Misc.     451                 MMC 11290
ANN           44                   59   Misc.     197--198            MMC 36004
SUE                                16             325                 MMC 36403
RAM                                25             424                 MMC 36394
AMY          118*                  76   Misc.     453                 MMC 11291
AMY          119*                  76   Misc.     455                 MMC 11292
AMY          120*                  76   Misc.     457                 MMC 11293
JOHN          24                                  418                 MMC 36383
MARIE         16                                  324
AMY          121*                  76   Misc.     459                 MMC 11294
AMY          127*                  76   Misc.     127                 MMC 17296
MALO                               24   Misc.     205                 MMC 36384
ANN                                59   Misc.     51-- 52             MMC 35957
ANN           27                   59   Misc.     163--164            MMC 35987
ANN           38                   59   Misc.     185--186            MMC 35998
AMY          128*                  76   Misc.     738                 MMC 17297
AMY          123*                  76   Misc.     461                 MMC 11295
AMY          124*                  76   Misc.     463                 MMC 11296
AXE           36                   59   Misc.     129                 MMC 26041
AXE           35                   59   Misc.     127                 MMC 36040
AMY           12                   76*  Misc.     168--169            MMC 10202
AMY          140*                  76   Misc.     716--717            MMC 17309
GAY              fr.               82   Misc.     879--880            MMC 78929


UNTPATENTED PLACER CLAIMS
-------------------------
MIN NO. 2                          22               6                 MMC 36387
(portion not leased
to SMC)
MIN NO. 4                          22               9                 MMC 36416
NIN NO. 5                          22              10-- 11            MMC 36389
(portion not leased
 to SMC)
GYPSUM                              6   Misc.     358                 MMC 35156
DUKE                               19   Misc.     337                 MMC 35157

                     CLAIMS LIST - EAST OF STILLWATER RIVER

PATENTED LODE CLAIMS

        PADA                        10,782
        PADA No. 2                  10,782
        Perserverance               70A

UNPATENTED LODE ClAIMS

                                   ORIGINAL LOCATION        DATE      BLM SERIAL
                                    RECORDING DATA                     NUMBER
                                  BOOK           PAGE

AXE              32                59  Misc.      118                 MMC 36037
ADZ               9  fr.           59  Misc.      260                 NMC 35947
AXE              13                59  Misc.      268                 MMC 35951
GIANT                               6              33                 MMC 36382
ADZ              10 fr             59  Misc.      262                 MMC 35948
ADZ              12 fr.            59  Misc.      266                 MMC 35950
AXE              12                59  Misc.       65                 MMC 36017
AMY              26*               76  Misc.      252--253            MMC 10770
ADZ              11 fr.            59  Misc.      264                 MMC 35944
AMY              41*               76  Misc.      274--275            MMC 10781
AMY             139*               76  Misc.      714--715            MMC 17308
AMY             140*               76  Misc.      716--717            MMC 17309
AMY              27*               76  Misc.      254--255            MMC 10771
AMY              31*               76  Misc.      260--261            MMC 10774
AMY              42*               76  Misc.      376--277            MMC 10782
AMY              50*               76  Misc.      284--295            MMC 10786
AMY              28*               76  Misc.      256--257            MMC 10772
AMY              32*               76  Misc.      262--263            MMC l0775
AMY             137*               76  Misc.      720--721            MMC 17306
AMY              51*               76  Misc.      286--287            MMC 10787
AMY              29*               76  Misc.      258--259            MMC 10773
AMY              33*               76  Misc.      264--265            MMC 10776
AXE              16                59  Misc.       73                 MMC 36021
AMY              52*               76  Misc.      288--289            MMC 10788
AMY             129*               76  Misc.      736--737            MMC 17298
AMY             134*               76  Misc.      726--727            MMC 17303
AXE              17                59  Misc.       75                 MMC 36022
AMY             130*               76  Misc.      734--735            MMC 17299


* Amended Location; also see detailed claim list, Mouat Estate.

                                   ORIGINAL LOCATION        DATE      BLM SERIAL
                                    RECORDING DATA                     NUMBER
                                  BOOK           PAGE

AXE              24                59  Misc.       89                 MMC 36029
AMY              45*               76  Misc.      278-279             MMC 10783
AMY              55*               76  Misc.      290-291             MMC 10789
AMY             131*               76  Misc.      732-733             MMC 17300
AMY              34*               76  Misc.      266-267             MMC 10777
AMY              46*               76  Misc.      280-281             MMC 10784
AMY              56*               76  Misc.      292-293             MMC 10790
AMY             132*               76  Misc.      730-731             MMC 17301
AMY              35*               76  Misc.      268-269             MMC 10778
AMY              47*               76  Misc.      282-283             MMC 10785
AMY              57*               76  Misc.      294-295             MMC 10791
AMY             133*               76  Misc.      729-729             MMC 17302
AMY              36*               76  Misc.      270-271             MMC 10799
AMY             138*               76  Misc.      718-719             MMC 17307
AXE               6                59  Misc.       16                 MMC 36011
AXE              28                59  Misc.      110                 MMC 36033
AXE              27                59  Misc.      108                 MMC 36032
AMY              37*               76  Misc.      272-273             MMC 10780
AXE              14                59  Misc.       69                 MMC 36019
AXE               4                59  Misc.       12                 MMC 36009
AXE              26                59  Misc.      106                 MMC 36031
AMY             135*               76  Misc.      724-725             MMC 17304
AXE              15                59  Misc.       71                 MMC 36020
AMY              60*               76  Misc.      296-297             MMC 10792
AMY             136*               76  Misc.      722-723             MMC 17305
AXE              11                59  Misc.       63                 MMC 36016
AMY              61*               76  Misc.      298-299             MMC 10793
AMY              62*               76  Misc.      300-301             MMC 10794
ADZ              13 fr.            59  Misc.      268                 MMC 35951
ADZ              14 fr.            59  Misc.      270                 MMC 35952
ADZ               3 fr.            59  Misc.      199                 MMC 35941
AXE               5                59  Misc.       14                 MMC 36010
AXE               3                59  Misc.       10                 MMC 36008
AMY              65                76  Misc.      302-303             MMC 10795
AMY              66*               76  Misc.      304-305             MMC 10796
AMY              67*               76  Misc.      306-307             MMC 10797
AXE               7                59  Misc.       18                 MMC 36012
AXE               8                59  Misc.       20                 MMC 36012
HRH               1                65  Misc.      287-288             MMC 36367
AMY              68*               76  Misc.      308-309             MMC 10798
AMY              69*               76  Misc.      310-311             MMC 10799
AMY              70*               76  Misc.      312-313             MMC 10800
AMY              71*               76  Misc.      314-315             MMC 10801
AMY              72*               76  Misc.      316-317             MMC 10802
AMY              73*               76  Misc.      318-319             MMC 10803
AMY              74*               76  Misc.      320-321             MMC 10804

                                   ORIGINAL LOCATION        DATE      BLM SERIAL
                                    RECORDING DATA                     NUMBER
                                  BOOK           PAGE

AMY              75*               76  Misc.      322-323             MMC 10805
ADZ               6 fr.            59  Misc.      205                 MMC 35944
AMY              76*               76  Misc.      324-325             MMC 10806
AMY              77*               76  Misc.      326-327             MMC 10807
AMY              78*               76  Misc.      328-329             MMC 10808
ADZ               7 fr.            59  Misc.      222                 MMC 35945
ADZ               8 tr.            59  Misc.      224                 MMC 35946
AXE              38                59  Misc.      226                 MMC 36043
AXE              39                59  Misc.      228                 MMC 36044
AMY              79*               76  Misc.      330-331             MMC 10809
AMY              80*               76  Misc.      332-333             MMC 10810
AXE              44                59  Misc.      238                 MMC 36049
AXE              42                59  Misc.      234                 MMC 36047
AXE              40                59  Misc.      230                 MMC 36045
AMY              82*               76  Misc.      334-335             MMC 10811
AMY              83*               76  Misc.      336-337             MMC 10812
AMY              85*               76  Misc.      338-339             MMC 10813
AMY              86*               76  Misc.      340-341             MMC 10814
AMY              87*               76  Misc.      342-343             MMC 10815
AXE              45                59  Misc.      240                 MMC 36050
AXE              43                59  Misc.      236                 MMC 36048
AXE              41                59  Misc.      232                 MMC 36046
AMY              88*               76  Misc.      344-345             MMC 10816
AMY              89*               76  Misc.      346-347             MMC 10817
AMY              90*               76  Misc.      348-349             MMC 10818
AMY              91*               76  Misc.      350-351             MMC 10819
AMY              92*               76  Misc.      352-353             MMC 10820
AMY              93*               76  Misc.      354-355             MMC 10821
AMY              94*               76  Misc.      356-357             MMC 10822
AMY              95*               76  Misc.      358-359             MMC 10823
AMY              96*               76  Misc.      360-361             MMC 10824
AMY              97*               76  Misc.      362-363             MMC 10825
AMY              98*               76  Misc.      364-365             MMC 10826
AMY              99*               76  Misc.      366-367             MMC 10827
AMY             100*               76  Misc.      368-369             MMC 10828
AMY             101'               76  Misc.      370-371             MMC 10829
AMY             102'               76  Misc.      372-373             MMC 10830
AMY             103'               76  Misc.      374-375             MMC 10831
AMY             104'               76  Misc.      376-377             MMC 10832
AMY             105*               76  Misc.      378-379             MMC 10833
AXE               9                59  Misc.       22                 MMC 36014
PET                                24             576                 MMC 36392
NEAR & FAR                         25             127                 MMC 36390
UP & DOWN                          25             129                 MMC 36405
RE-EAST                            24             508                 MMC 36373



* Amended Location; also see detailed claim list, Mouat Estate.

                                                                   EXHIBIT 10.06

                                 LEASE AGREEMENT

          THIS LEASE AGREEMENT (hereinafter "Lease") is made and entered into this 5th day of August, 1988, by and between WILLIAM C. de LANNOY, individually and as Trustee under the 1985 MARGARET E. de LANNOY LIVING TRUST, WILLIAM G. MOUAT, individually and as Trustee, JOHN C. MOUAT, DONALD D. MOUAT, ELLEN A. LANGSTON, JAY DUBA, DOLORES NELSON, ANNE FUJIWARA, WILLARD FERCH, IVER J. HJELVIK and DONNA F. HJELVIK, ROBERT MOUAT, DAVID MOUAT, ELLEN L. SCHOEMER and MOtJAT NICKEL MINES, INC. (hereinafter referred to collectively as the "Lessors") and CHROME CORPORATION OF AMERICA, INC., a Delaware corporation, having offices at 12640 West Cedar Drive, Lakewood, Colorado 80228 (hereinafter referred to as the "Lessee").

                                I. GRANT OF LEASE

          For and in consideration of the sum of ten dollars ($10.00) cash in hand paid by the Lessee to the Lessors, the receipt of which is hereby acknowledged, in consideration of the royalties and payments herein covenanted to be paid by Lessee, and in consideration of the mutual covenants hereinafter set forth, Lessors do hereby demise, lease and let unto the Lessee those certain patented and unpatented mining claims, mill sites and tunnel sites (hereinafter referred to collectively as the "Subject Premises") all listed in Schedule "A", attached and incorporated herein by this reference, situated in Stillwater and Sweet Grass Counties, Montana, together with such of Lessors' water and water rights as identified in Schedule "B", attached and incorporated herein by this reference (Lessors do not warrant any particular volume or flow-rate), and as Lessee shall require for its operations.

           In connection with and as part of the leasehold estate hereby granted, Lessee shall have and may exercise the following rights for the benefit of all lands owned, leased or controlled by Lessee: (a) the right to explore, develop, mine, extract and remove or sell chromite, or other chromium bearing ores, and all other minerals, metals, precious stones, or rocks found in, on or under the Subject Premises; (b) the right, during the continuance of this Lease, to take and use any material suitable for backfilling, or other mining purposes, and any limestone found in the premises; (c) the right to use all existing facilities, except the hoist and crusher that are currently on the Subject Premises, and the right to construct all mills, plants, tracks, tramways, roads, buildings, and other improvements; (d) the right to use and develop any and all excavations, openings, tunnels, ditches, flumes, drains and other improvements on the Subject Premises; (e) the right to use all water and water rights identified in Schedule B and to develop additional water and water rights appurtenant to the Subject Premises; (f) the right to do all other acts and things which are, or may become necessary or suitable in the discretion of Lessee, including without limitation the right to use or disturb so much of the surface and surface resources of the Subject Premises as Lessee may deem desirable, for the mining and removing of chromite or other ores, metals, minerals, rocks and precious stones, the milling, beneficiating, concentrating, smelting, refining, or leaching of such ores, metals, minerals and other materials, or the concentrates thereof; (g) the right to cut and use timber and other raw materials found upon, or in said premises for any purpose in connection with the operations to be carried on under this Lease; and (h) such rights of surface and underground access for men, equipment, supplies, utilities and water as may be necessary or convenient for the conduct of Lessee's operations on any portion of the Subject Premises or on other lands, including necessary access under, upon, and across any other contiguous land owned or controlled by Lessors or which Lessors may have dominion or control.

                       II. PRIMARY TERM AND LEASE PAYMENTS

           A. Term. Unless sooner terminated by the provisions hereof, this Lease shall remain in full force and effect for an initial term of five (5) years from the date hereof (the "Primary Term") and so long thereafter as ore-bearing materials are produced from the Subject Premises in commercial quantities, as that term is defined in Article VI of this Lease.

           B. Annual Rental Payment. Lessee agrees to pay Lessors fifty thousand dollars ($50,000.00) per year during the first three years of the Primary Term and seventy-five thousand dollars ($75,000.00) per year during the final two years of the Primary Term, payable on or before the anniversary date of this Lease, except as provided in Article II.D. These Annual Rental

Payments are expressly intended by the parties to negate and remove any obligation on the part of the Lessee, express or implied, to explore, develop and mine the Subject Premises with reasonable diligence during said five-year Primary Term or during the two-year extension provided in Article II.C.

           C. Lessee, so long as it shall not be in default under the terms and provisions of this Lease, and so long as it is not already producing from the Subject Premises in commercial quantities as defined in Article VI, shall have the exclusive right, privilege and option to extend the Primary Term for an additional term of two (2) years upon the following terms and conditions:

           1. Written notice of Lessee's intent to extend the Primary Term shall be given by Lessee to Lessors at least sixty (60) days prior to the expiration of the initial five-year Primary Term.

           2. Lessee at the time of giving its notice of extension, shall make one lease payment in the amount of two hundred thousand dollars ($200,000.00) to Lessors as consideration for the two-year extension of the Primary Term.

           3. During the term of the lease extension period (the 6th and 7th years of this Lease), Lessee agrees to pay Lessors an advance royalty of two hundred and fifty thousand dollars ($250,000.00) per year, on the anniversary dates of the Lease during such years. These Advance Royalties are expressly intended by the parties to negate and remove any obligation on the part of the Lessee, express or implied, to explore, develop or mine the Subject Premises with reasonable diligence. Fifty percent (50%) of the Advance Royalties paid for any year shall be deemed an advance upon, and credited against, any royalties payable upon later production from the Subject Premises. Such fifty percent of the Advance Royalties shall be recouped by Lessee through direct deduction of such payment amounts from the royalties provided by Article IV as they accrue.

           D. On the date of execution of this Lease, Lessee will pay to Lessors, and Lessors hereby acknowledge receipt of, the sum of fifty thousand dollars ($50,000.00) which payment shall constitute payment in full for the first Annual Rental Payment due pursuant to Article II.B.

           E. Beginning with the second year of the Primary Term, the Annual Rental Paymnents shall be adjusted upward or downward annually in direct proportion to the percentage increase or decrease in the Consumer Price Index U.S. for all items (Urban), for each succeeding calendar year over the base year
(1988) index, using the Consumer Price Index of January 1988 as the base year index.

           F. All payments of Annual Rental Payments, Advance Royalties, Production Royalties or other money payable under this Lease shall be paid to the Lessors by mailing or delivering a cashiers check to William G. Mouat, Trustee, herein designated by Lessors as their representative and depository, the Lessors hereby granting to said depository full power and authority on behalf of the Lessors, their successors and assigns to collect, and distribute all sums of money due and payable hereunder. Adequate payment by Lessee to such designated representative and depository shall be deemed full and adequate payment to all Lessors. Notwithstanding the death of any Lessor or the transfer, division, or hypothecation of his royalty interest, payment, or tender of annual rental payments and all royalties to the depository as herein designated shall be binding upon all Lessors, their heirs, personal representatives, transferees and assignees. Change of designated representative and depository by Lessors shall not be effective nor binding upon Lessee until written notice is received by Lessee of such changed designated representative and depository.

           G. Lessors may elect, by 60 days prior notice to Lessee, to take their Production Royalty in kind, and the cost, if any, of doing so shall be borne entirely by Lessors.

           H. If Lessors own less than 100% of the mineral estate, whether in fee or under mining claim, lease, or contract in the Subject Premises, or any portion thereof, subject to the paramount title of the United States, then the Annual Rental Payments, Production Royalties and Advance Royalties which are payable under this Lease shall be reduced in the proportion which Lessors' interest bears to 100% of the mineral estate of the Subject Premises.

                                   III. TITLE

           A. Representations and Warranties. Lessors make the following representations and warranties effective as of the date of this Lease:

           1. With respect to the patented claims, Lessors are in actual and exclusive possession and own such claims free and clear of all defects, liens and encumbrances arising by, through or under Lessors.

           2. With respect to unpatented mining claims located by Lessors, or any one of them, that are included in the Subject Premises, except as provided in part 1 of Schedule "A" and subject to the paramount title of the United States, to the best of their knowledge and belief:

                      a. The unpatented mining claims were properly laid out and monumented;

                      b. All required location validation work was properly performed;

                      c. Location notices and certificates were properly recorded and filed with appropriate governmental agencies;

                      d. All assessment work required to hold the unpatented mining claims has been performed for the assessment years ending September 1, 1986 and 1987; and

                      e. All affidavits of assessment work and other filings required to maintain the claims in good standing have been properly and timely recorded or filed with appropriate governmental agencies for the assessment years ending September 1, 1986 and 1987.

           3. With respect to those unpatented mining claims that were not located by Lessors, but are included within the Subject Premises, and with respect to completion of assessment work and filing of affidavits of assessment work for all unpatented mining claims for all assessment years not specified above, Lessors make the foregoing representations to the best of their knowledge and belief.

           4. With respect to all unpatented mining claims and millsite claims included in the Subject Premises, Lessors warrant that the claims are free and clear of liens and encumbrances arising by, through or under Lessors, or any one of them; and Lessors have no knowledge of adverse claims.

           5. With respect to the Subject Premises1 Lessors have no knowledge of threatened actions, suits, claims or proceedings.

           6. Lessors have delivered or will deliver to Lessee all information reasonably requested by Lessee concerning title to the Subject Premises in Lessors' possession.

           The representations and warranties set forth above shall survive the execution and delivery of any documents of transfer provided under this Lease. Nothing in this Article III, however, shall be deemed to be a representation or a warranty that any of the unpatented mining claims contains a discovery of minerals.

           B. Lessors' Covenants. Lessors covenant that during the term of this Lease, Lessors shall maintain their interests in the Subject Premises free and clear of any liens and encumbrances, not in existence on the date hereof and not resulting from Lessee's operations and activities hereunder.

           C. Disclosures. Lessors and Lessees represent and warrant that they are unaware of any material facts or circumstances which have not been disclosed in this Lease, which should be disclosed to the other party in order to prevent the representations in this
Article III from being materially misleading.

                            IV. PRODUCTION ROYALTIES

           A. Chromite. Lessee shall pay to Lessors a Production Royalty of twelve cents (l2~) per unit of twenty pounds of chromium oxide (Cr2O3) contained in ore or concentrate produced, removed and sold from the Subject Premises. The said price of 12 cents per unit shall be adjusted annually in direct proportion to the percentage increase or decrease, which percentage shall be calculated by the following formula:
                          CP-P
                     A=   ---- X 100
                           P

                     A = annual percentage adjustment

                     CP = weighted average sales price for chromite
                          under Lessee's contracts FOB the refinery

                     P =  base price of 50.25 cents per pound ferrochrome.

           An example calculation using this formula is as follows:

           The weighted average sales price (CP) is the average price received for each unit (ton or pound) of sales, weighted to reflect such unit of sales. Accordingly, assume that in year X, sales for the year are 130,000 tons and are to four different customers, each with a different tonnage and contract price:

                     70,000 tons @ 70 cents per lb.

                     40,000 tons @ 65 cents per lb.

                     10,000 tons @ 85 cents per lb.

                     10,000 tons @ 60 cents per lb.

      Then the weighted average sales price (CP) is calculated by multiplying each tonnage by its price to obtain revenue, then adding the total revenues and dividing by the total tons:

              70,000  x 0.70                       $49,000
              40,000  x 0.65                       $26,000
              10,000  x 0.85                       $ 8,500
              10,000  x 0.60                       $ 6,000
                                                   -------
              Total Revenue                        $89,500

              Total tons  is 130,000

              Weighted average sales price (CP) = $89,500/130,000

                                                = 68.85 cents per lb.

      CP, therefore, would equal 68.85. Assume further that P = 50 cents per pound. The annual percentage adjustment (A) would then be calculated to be:

                               A = 68.85- 50
                                   ---------  X 100
                                      50
                                 = 18.85
                                   ----- X 100
                                    50

                                 = 37.7%

           B. All Other Minerals. Lessee shall also pay to Lessors a Production Royalty of five percent (5%) of the net smelter returns (if sold to a mill or smelter) or net income (if not sold to a mill or smelter), whichever is applicable, from the sale of all ores or concentrates, other than chromite ores or concentrates, from the Subject Premises. Lessors may take in kind pursuant to
Article II.G. By net smelter returns" is meant the amount received from the mill or smelter, upon the sale of such ores or concentrates after deducting from the gross value thereof the cost of milling, smelting and transportation to the mill or smelter. By "net income1' is meant the amount received by Lessee from a purchaser of ores or concentrates other than a mill or smelter, less costs of milling and transportation (if any) charges.

           C. Ores and Concentrates Not Sold. If ores, concentrates or other products are taken in kind (produced and removed, but not sold) by Lessee, then Lessee shall nevertheless pay the Production Royalty for chromite ores and concentrates as specified above, and for other ores and concentrates, the amounts received by Lessee (for purposes of calculating net smelter returns or net income) shall be deemed to be no less than the amounts Lessee would have received if a sale had been made. Payments shall be made in accordance with the provision in Article IV.D. Ores, minerals or other products produced by Lessee from the Subject Premises that are used by Lessee or its agents in the processing or refining of ferrochrome shall not be deemed to be products taken in kind by Lessee, and no royalty need be paid upon such products.

           D. Payment. Royalty payments may be paid to the Lessors in accordance with Articles II.F and 11.11 above and shall be payable within a period of twenty-one (21) days after the shipment and/or removal of chromite ore or concentrates produced from the Subject Premises and/or receipt of proceeds from sale of other minerals during each mining period of one month. Accompanying each payment, Lessee shall furnish to

Lessor a statement of the production used as a basis for computing royalties.

                         V. MAINTENANCE OF MINING CLAIMS

           During the continuance of this Lease, Lessee agrees to comply with the requirements of the state and federal statutes with respect to Assessment Work upon the unpatented claims within the Subject Premises described in Schedule "A" each year beginning with the Assessment Year 1987-1988. Lessee shall not, however, be liable or responsible for any claim or claims which may be lost as a result of insufficient performance of assessment work, so long as Lessee has made a good faith attempt to perform the required assessment work. Lessee will provide to Lessor a copy of the operating plan submitted to the National Forest Service with respect to the Subject Premises.

            This Lease shall cover and extend to any further or additional right, title, interest or estate acquired by Lessors, or any of them, in or to the Subject Premises or any portion thereof.

            Lessee agrees to carry on its operations hereunder, diligently and in a good and minerlike manner, and in accordance with accepted mining practices in the State of Montana, and Lessee agrees that all mining operations shall be carried on in a systematic, orderly and economical manner so as to realize insofar as is practicable, the full ore resources of the Subject Premises.

                     VI. PRODUCTION COMMERCIAL QUANTITIES

            For the purposes of this Lease, the term "commercial quantities" shall mean production of not less than 100,000 tons (being short tons equal to 2,000 pounds each) of ore in any production year of 365 days from the Subject Premises; provided that, if Lessee in any production year of 365 days produces in excess of 100,000 tons of ore, 50% of the production in excess of 100,000 shall be credited toward production of Lessee in any subsequent 18-month period (or periods so long as such periods are not consecutive) occurring during the term of this Lease in which Lessee's annual production is less than 100,000 tons; provided, however, Lessee conducts mine development activities including without limitation drifting, stoping, raising, raise-boring or shaft-sinking during such 18-month periods.

                      VII. TAXES. ENCUMBRANCES AND INJURIES

           A. Taxes. Lessee agrees to pay and discharge any and all taxes levied against the Subject Premises during the life of this Lease, except that in those cases in which said taxes cover a period during only a part of which this Lease is in force, Lessee shall pay and discharge only its pro rata share thereof determined by a comparison of such part with the total period covered.

           B. Lessee's Encumbrances. Lessee will not permit any liens or encumbrances on the unpatented and patented mining claims of the Subject Premises. Notwithstanding anything to the contrary in this section, the parties agree that Lessee has the right to encumber, as it deems necessary or convenient, its
                                      -13-
leasehold interest including without limitation its share of production and proceeds, so as not to interfere with Lessors' royalties.

            C. Injuries from Lessee's Operations. Lessee shall save Lessors harmless from any and all damages, claims, costs and expenses arising from or growing out of any or all injuries resulting from the operations of Lessee, or in connection therewith, on the Subject Premises and occurring during the life of this Lease except as provided in Article XII herein.

                                VIII. TERMINATION

            A. The Lease may be terminated by Lessee at any time after the expiration of three (3) years from the date of execution of this Lease by notice in writing thereof to Lessors, to take effect from such date as may be stipulated by Lessee in such notice, without, subject to the following paragraph, the Lessee incurring any further liability whatsoever as regards Annual Rental Payments, Advance Royalties, or other payments.

            B. Subject to the foregoing paragraph, upon such termination, Lessee shall have no further interest or right in the Subject Premises, save the right to remove its property as provided in Article XI, including all stockpiles of ore and concentrates on which royalty shall have been paid, and shall have no obligation or duties with respect to the Subject Premises, except for reclamation of lands disturbed by Lessee and required by governmental authority to be reclaimed, and except as herein specifically provided and as to obligations which have accrued hereunder prior to such termination, but all fences or enclosures protecting open pits, shafts, tunnels, etc., shall be left intact and Lessors shall be entitled to retain the entire amount of any moneys paid under this Lease up to the effective date of termination.

            C. This Lease shall not terminate for nonpayment by Lessee of annual rental payments or royalties, unless such nonpayment continues for 60 days after payment was due, subject further to Article XVII.

                                IX. FORCE MAJEURE

           Lessee shall be excused from the performance of its obligations of every kind, except necessary Annual Assessment work and the Annual Rental Payments set forth in Article II during such period or periods as performance may be made impossible by force majeure. By this it is intended to mean that the Lessee shall be excused from the performance of any provision of this Agreement for such period of time as performance of such provision is prevented by fire, flood, earthquake, explosion, lack of transportation facilities, Act of God, shortage of power or water, strike or similar labor difficulties, insurrection or mob violence, requirement or regulation of government, or other causes beyond the reasonable control of Lessee. For purposes of this Lease, force majeure shall include a drop in the price of ferrochrome to a point below which it is uneconomic to produce chromite.

                                   X. RECORDS

           Within a reasonable time, not to exceed six (6) months, following the termination of this Lease for any cause, Lessee shall furnish to Lessors a copy of its factual maps, drilling records, drill core and assay and smelter reports relating to the Subject Premises.

           Lessors agree, upon reasonable request by Lessee, to furnish to Lessee such maps, records, reports and documents, as Lessors may possess relating to the Subject Premises. Such maps, records, reports and documents shall be returned, if requested, to Lessors within a reasonable time not to exceed 90 days.

                                   XI. REMOVAL

           Upon the termination of this Lease for any reason, Lessee shall have the right to remove from the Subject Premises, at any time within the 12-month period following such termination, all stockpiles of ore and concentrates upon which royalties shall have been paid, and all of its machinery, equipment, tools, structures or other property and improvements, fixtures and structures constructed, erected or placed on the Subject Premises, or any portion thereof, by Lessee; provided, however, Lessee shall leave in place all timbering, framing or enclosures protecting open pits, shafts, tunnels and underground trackage; and provided that removal of improvements, fixtures and structures shall not damage the structures remaining on the Subject Premises.

                             XII. POSSESSORY RIGHTS

            While this Lease is in effect, Lessee shall be entitled to exclusive possession of the Subject Premises, except that Lessors and their representatives, successors and assigns, at any reasonable time, may go upon the Subject Premises to inspect the operations of Lessee thereon. Lessors are further entitled to access to claims not included under this Lease ("Lessors' Claims") across the Subject Premises for men, equipment, supplies, utilities, water and all other items as may be reasonably necessary for the exploration, development and operation of Lessors' Claims; provided, however, that in so doing Lessors shall not unreasonably hinder Lessees' work; and provided further that the Lessors hereby release Lessee from liability for any personal-injury or death of employee or representative of Lessors while on the Subject Premises and the Lessors agree that they will indemnify and save harmless Lessee from liability for any personal injury to or death of any person or persons, or damage or destruction of property of Lessee or others done or caused by any employee or representative of Lessors while so visiting or traversing the Subject Premises. Lessors further agree to hold Lessee harmless from any liability and to indemnify Lessee for any claims, costs, expenses and fees arising from Lessors' activities on Lessors' Claims.

                         XIII. RELOCATION AND AMENDMENT

            Lessee shall have the right at any time or times during the term of this Lease, upon written notice to Lessors, to amend the location of any one or more of the unpatented mining claims whenever such amendment is deemed necessary or desirable to correct errors or omissions in the location of the claim. Lessee shall have the further right, upon written notice to Lessors, to relocate any one or more of said claims whenever such action is deemed to be necessary or desirable. All such relocations or amendments shall be made by Lessee as agent for Lessors, placing all such amendments and relocations in the name of Lessors.

           Lessee shall have the further right at its discretion to repair or replace any claim location monument or marking which has been damaged or destroyed, although Lessee shall not be obligated to perform such repairs or replacements.
                                 XIV. PATENTING

           Upon request of Lessee at any time or times during the term of this Lease, Lessors agree to undertake and obtain patent to any and all of the mining claims which are subject to this Lease, as designated by Lessee, and Lessee shall prepare all documents and compile all data and comply in all respects with the applicable law, all at the expense of Lessee. Any patent issued shall be in Lessors' names. Lessors shall execute any and all documents required for this purpose and shall cooperate fully with Lessee in the patent application and proceedings subsequent thereto. If Lessors begin patent proceedings and Lessee thereafter requests Lessors to discontinue such proceedings, or if this Lease is terminated while patent proceedings are pending, Lessee shall have no further obligations with respect thereto, except to pay any unpaid expenses accrued in such proceedings prior to its request to discontinue, or prior to termination, whichever occurs first.

                                XV. COMMINGLING

            Lessee shall have the right to commingle ore and minerals from the Subject Premises, or any portion thereof.

                       XVI. DRAFTING OF DOCUMENT - MUTUAL

            This Lease has been drafted through the joint efforts of the Lessors and Lessee and their respective attorneys, and neither of the parties hereto shall be permitted to claim that the drafting of this Lease was performed or accomplished to a greater extent by the other party.

           The parties acknowledge that they have retained or employed their own respective attorneys or counsel in the preparation and/or examination of this document.

                                  XVII. DEFAULT

           In the event that Lessee shall default in the performance of any of the terms and provisions of this Lease, then, after written notice of such default from Lessors to Lessee, if Lessee does not either:

           A. Cure such default within sixty (60) days after such notice, or

           B. Commence promptly within the said period of sixty (60) days to rectify such default and continue thereafter to use due diligence to rectify such default until it is fully remedied or cured, Lessors may terminate this Agreement at any time thereafter during the continuance of such default by giving written notice to Lessee of their election to terminate.

                                  XVIII. NOTICE

           Any notice required or permitted to be given or served by one of the parties hereto shall be sufficiently given or served by a communication in writing, sent by registered mail, to the other party at the address given below:

            FOR THE LESSORS:

                     William G. Mouat
                     317 First Federal Savings Building
                     2929 Third Avenue North
                     Billings, Montana 59101

            FOR THE LESSEE:

                     Chrome Corporation of America, Inc.
                     12640 West Cedar Drive
                     Lakewood, Colorado 80228

           Each party may change the address by giving written notice of such change to the other party.

                                 XIX. ASSIGNMENT

           Lessee's assignment of the benefit of this Lease may only be made with the consent of the Lessors, which consent will not be unreasonably withheld.
                               XX. CONFIDENTIALITY

            Lessors agree that all information developed or acquired by Lessee as a result of work under this Lease and conveyed to Lessors, or any one of them, including but not limited to information relating to ore reserves, mineral discoveries, mining or processing methods, plans, production schedules and other information shall be kept strictly confidential by Lessors until released or made public by Lessee.

                      XXI. TIME OF ESSENCE; BINDING EFFECT

            Time is of the essence in this Lease. Each obligation set forth herein shall extend to and be binding upon and every benefit inure to the heirs, personal representatives, successors or assigns of the parties hereto.

                            XXII. FURTHER ASSURANCES

           The parties agree to execute and deliver such other documents as may be necessary to effectuate the intents and purposes of this Lease.

                             XXIII. ENTIRE AGREEMENT

            This Lease may not be amended except in writing by duly authorized representatives of the parties. This Lease constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements with respect to all matters covered hereby.

                               XXIV. GOVERNING LAW

            This Lease shall be governed by Montana Law and the parties hereby submit to the jurisdiction of the Montana courts, including the federal courts of the district of Montana.

                          XXV. MEMORANDUM OF AGREEMENT

            This Lease shall not be recorded without the consent of both parties. Upon the request of either party, both parties shall execute a Memorandum of this Lease in recordable form, which memorandum may be recorded.

                               XXVI. COUNTERPARTS

            This Lease may be executed in counterparts, no one of which needs to be executed by all Lessors, and shall be binding upon each party upon execution by that party, and shall be effective as if all parties had signed the same document.

            IN WITNESS WHEREOF, the parties hereto have caused this Lease to be duly executed as of the day and year first above written.

                                    LESSORS:

                                    WILLIAM C. de LANNOY, individually
                                    and as Trustee under the 1985
                                    MARGARET E. de LANNOY LIVING TRUST

                                    WILLIAM G. MOUAT, individually and
                                    as Trustee

                                    JOHN C. MOUAT

                                    DONALD D. MOUAT

                                    ELLEN A. LANGSTON

                                    JAY DUBA

                                    DOLORES NELSON

                                    ANNE FUJIWARA

                                    WILLARD FERCH

                                    IVER J. HJELVIK

                                    DONNA F. HJELVIK

                                    ROBERT MOUAT

                                    DAVID MOUAT
                                    ELLEN L. SCHOEMER

                                    MOUAT NICKEL MINES, INC.

ATTEST:
WILLIAM S. MOUAT                    By: WILLIAM C. deLANNOY,
SECRETARY                               VICE PRESIDENT

                                  SCHEDULE "A"

           TO INCLUDE ALL PATENTED AND UNPATENTED MINING CLAIMS (WITHIN ALL LEASE BLOCKS), AS WELL AS ALL MILLSITES.

                                  SCHEDULE "A"
              Mining Claims situated in Stillwater county, Montana

PATENTED LODE CLAIMS  (1)
    BALD EAGLE    69 D

UNPATENTED LODE CLAIMS (19)

                          ORIGINAL LOCATION
                            RECORDING DATA
                         -------------------                 BLM SERIAL
                           BOOK         PAGE       DATE        NUMBER
                         ---------      ----      -------    -----------
Mountain View Chrome
  Company No. 1*         23  Misc.       43       9/22/39      MMC 36417

Mountain View Chrome
  Company No. 2*         23  Misc.      434        8/31/40     MMC 36418

Soup                     24  Misc.      273       10/03/41     MMC 36427

Pete*                     7  Misc.      122        7/11/18     MMC 36422

Old Lady                  7  Misc.      114        7/11/18     MMC 36420

Star                      7  Misc.      229       10/07/18     MMC 36428

Princetons               24  Misc.      122        5/08/41     MMC 36423

Sampson                  24  Misc.      126        5/08/41     MMC 36424

Scully*                   7  Misc.      122        7/11/18     MMC 36425

Denver*                   7  Misc.      233       10/07/18     MMC 36409

Hess                     25  Misc.      289       11/17/43     MMC 36411

Skunk                    24  Misc.      128        5/08/41     MMC 36426

Oldco                    24  Misc.      124        5/08/41     MMC 36419

Sun                      24  Misc.      249        8/23/41     MMC 36429

Toe                      24  Misc.      614        8/28/42     MMC 36404

Adam                     24  Misc.      207        7/19/41     MMC 36406

Peggy                    24  Misc.      571        7/27/42     MMC 36421

Joan                     24  Misc.      574        7/27/42     MMC 36413

Link                     24  Misc.      209        7/19/41     MMC 36415

UNPATENTED PLACER CLAIMS  (2)

Lake*                    23  Misc.      400        7/16/40     MMC 36414
Verdi                    24  Misc.      573        7/27/42     MMC 36430

*     Amended Location; also see detailed claim list, Mouat Estate.

                      CLAIM LIST - WEST OF STILLWATER RIVER


PATENTED LODE CLAIMS

          Cataract        69C
          Avalanche       69B
          Brooklyn        69A

MILL SITE + TUNNEL SITE CLAIMS

         Mountain View Chrome Co. Mill Site
         Book Tunnel & Dump Site
         No. 5 Tunnel & Dump Site

UNPATENTED LODE CLAIMS
                      ORIGINAL LOCATION
                        RECORDING DATA
                     ------------------                 BLM SERIAL
                       BOOK        PAGE       DATE        NUMBER
                     ---------     ----      -------    -----------
AMY       25*        76   Misc.     188                  MMC 10212
AMY       13*        76   Misc.     170                  MMC 10203
AMY       14*        76   Misc.     172                  MMC 10204
AMY       15*        76   Misc.     174                  MMC 10205
AMY       16*        76   Misc.     176                  MMC 10206
AMY       20*        76   Misc.     184                  MMC 10210
AMY       18*        76   Misc.     180                  MMC 10208
AMY       21*        76   Misc.     186                  MMC 10211
AMY       19*        76   Misc.     182                  MMC 10209
GAY       15*        65   Misc.     132-133              MMC 36295
GAY       16*        65   Misc.     134-135              MMC 36296
ANN        3 fr.
ANN        42 fr.    59   Misc.     193-194              MMC 36002
ANN        4         58   Misc.     452-453              MMC 35961
ANN        4A        59   Misc.      53-54               MMC 35962
RED BIRD No.3        8    Misc.     169                  MMC 36396
ANN        5         58   Misc.     454-455              MMC 35963
ANN        SA        59   Misc.      55-56               MMC 35964
ANN        6         59   Misc.      26-27               MMC 35965
ANN        6A        59   Misc.      57-58               MMC 35966
ANN        7         59   Misc.      28-29               MMC 35967
ANN        9         59   Misc.      35-36               MMC 35969
ANN       10         59              37-38               MMC 35970
EMA       11         33LL           475-476              MMC 36066
EMA       13         33LL           479-480              MMC 36068
EMA       18         33LL           489-490              MMC 37073
EMA       12         33LL           477-478              MMC 36067

*Amended Location; also see detailed claim list, Mouat Estate.

                    ORIGINAL LOCATION
                      RECORDING DATA
                  -----------------------              BLM SERIAL
                  BOOK               PAGE      DATE      NUMBER
                ---------           -------    ----    ----------
 EMA  15        33LL                483-484            MMC 36070
 FLO  18        35LL                 75-76             MMC 36261
SUSU  26*        78 Misc.           889                MMC 53590
SUSU  27*        78 Misc.           891                MMC 53591
SUSU  28*        78 Misc.           893                MMC 53592
SUSU  29*        78 Misc.           895                MMC 53593
SUSU  22*        78 Misc.           881                MMC 53586
SUSU  23*        78 Misc.           883                MMC 53587
SUSU  24*        78 Misc.           885                MMC 53588
SUSU  25*        78 Misc.           887                MMC 53589
SUSU  18*        78 Misc.           873                MMC 53582
SUSU  19*        78 Misc.           875                MMC 53583
SUSU  20*        78 Misc.           877                MMC 53584
SUSU  21*        78 Misc.           879                MMC 53585
 ANN  11         59 Misc.            39-40             MMC 35971
 ANN  12         59 Misc.            41-42             MMC 35972
 ANN  13         59 Misc.            43-44             MMC 35973
 ANN  39         59 Misc.           187-188            MMC 35999
SUSU  16*        78 Misc.           869                MMC 53580
SUSU  17*        78 Misc.           871                MMC 53581
 ANN  14         59 Misc.            45                MMC 35974
 ANN  15         59 Misc.            47                MMC 35975
 EMA  16        33LL                485-486            MMC 36071
 ENA  17        33LL                487-488            MMC 36072
 EMA  10        33LL                473-47 4           MMC 36065
 EMA  20        33LL                493-494            MMC 36075
 FLO  20        35LL                 79-80             MMC 36263
 EMA  21        33LL                495-496            MMC 36076
 ANN  43         59                 195-196            MMC 36003

     MINING CLAIMS SITUATED IN STILLWATER AND SWEETGRASS COUNTIES. MONTANA

                    ORIGINAL LOCATION
                      RECORDING DATA
                  -----------------------              BLM SERIAL
                  BOOK               PAGE      DATE      NUMBER
                ---------           -------    ----    ----------
PATENTED LODE CLAIMS
         NEW WABELISKI       68B

UNPATENTED LODE CLAIMS

 ANN  16        59   Misc.           49                MMC 35976
 ANN  17        59   Misc.           59                MMC 35977
 ANN  18        59   Misc.           61                MMC 35978
 ANN  40        59   Misc.          189                MMC 36000
 ANN  41*       59   Misc.          191                MMC 36001
SUSU  1*        43LL                205                MMC 53568
SUSU  4*        43LL                197                MMC 53571

              MINING CLAIMS SITUATED IN SWEETGRASS COUNTY. MONTANA

PATENTED LODE CLAIMS
SUMMIT          68A

UNPATENTED LODE CLAIMS


 ANN 19         33QL                367                MMC 35979
 ANN 20         33QL                369                MMC 35980
SUSU 5*         43LL                199                MMC 53572
SUSU 2*         43LL                207                MMC 53569
 ANN 23         33LL                375-376            MMC 35983
 ANN 22         33LL                373-374            MMC 35982
 ANN 21         33LL                371-372            MMC 35981
SUSU 6*         43LL                201                MMC 53573
SUSU 3*         43LL                209                MMC 53570
 ANN 24         33LL                377-378            MMC 35984
 ANN 25         33LL                379-380            MMC 35985
 ANN 26         33LL                381-382            MMC 35986
 EMA  3         33LL                459-460            MMC 36058
 EMA  1         33LL                455-456            MMC 36056
 EMA  5         33LL                463-464            MMC 36060
 EMA  2         33LL                457-458            MMC 36057

*Amended Location; also see detailed claim list, Mouat Estate.

                    ORIGINAL LOCATION
                      RECORDING DATA
                  -----------------------              BLM SERIAL
                  BOOK               PAGE      DATE      NUMBER
                ---------           -------    ----    ----------
EMA   4         33LL                461-462            MMC 36059
EMA   6         33LL                465-466            MMC 36061
EMA   7         33LL                467-468            MMC 36062
EMA   9         33LL                471-472            MMC 36064
EMA   8         33LL                469-470            MMC 36063
EMA  19         33LL                491-492            MMC 36074
EMA  14         33LL                481-4 82           MMC 36069
FLO  19         35LL                 77-88             MMC 36262
EMA  22         33LL                497-4 98           MMC 36077
FLO  31         35LL                101-102            MMC 36274
FLO  21         35LL                 81-82             MMC 36264
FLO  17         35LL                 73-74             MMC 36260
EMA  25         33LL                503-504            MMC 36080
SUSU  7*        43LL                219                MMC 53574
SUSU  8         43LL                203                MMC 53575
SUSU 10         43LL                211                MMC 53576
SUSU 11         43LL                213                MMC 53577
SUSU 12         43LL                215                MMC 53578
SUSU 13         43LL                217                MMC 53579

                 CLAIM LIST - INDUSTRIAL/INFRASTRUCTURE ACREAGE
PATENTED LODE CLAIMS

STILLWATER               63E
SOMETHING                72B

PATENTED PLACER CLAIMS

PATENTED MILL SITES

UNPATENTED LODE CLAIMS

                    ORIGINAL LOCATION
                      RECORDING DATA
                  -----------------------              BLM SERIAL
                  BOOK               PAGE      DATE      NUMBER
                ---------           -------    ----    ----------

AMY     fr.     82   Misc.          877                MMC 78928
AMY     1*      76   Misc.          146                MMC 10191
AMY     2*      76   Misc.          148                MMC 10192
AMY     3*      76   Misc.          150                MMC 10193
GAY     1*      65   Misc.          104-105            MMC 36281
GAY     2*      65   Misc.          106-107            MMC 36282
GAY     6*      65   Misc.          114-115            MMC 36286
GAY     7*      65   Misc.          116-117            MMC 36287
AMY     17*     76   Misc.          178                MMC 10207
GAY     11*     65   Misc.          124-125            MMC 36291
GAY     12*     65   Misc.          126-127            MMC 36292
PINE             8                   67                MMC 36393
SMELTER          2                  385                MMC 36401
AMY     125*    76   Misc.          744                MMC 17294
AMY     126*    76   Misc.          742                MMC 17295
AMY     112*    76   Misc.          441                MMC 11285
AMY     113*    76   Misc.          443                MMC 11286
AMY     114*    76   Misc.          445                MMC 11287
AMY     115*    76   Misc.          447                MMC 11288
AXE     37      59   Misc.          131                MMC 36042
AXE     34      59   Misc.          122                MMC 36039
AXE     33      59   Misc.          120                MMC 36038

*  Amended Location; also see detailed claim list, Mouat Estate.

                    ORIGINAL LOCATION
                      RECORDING DATA
                  -----------------------              BLM SERIAL
                  BOOK               PAGE      DATE      NUMBER
                ---------           -------    ----    ----------
 AMY  116*      76  Misc.           449                MMC 11289
 AMY  117*      76  Misc.           451                MMC 11290
 ANN   44       59  Misc.           197-198            MMC 36004
 SUE            16                  325                MMC 36403
 RAM            25                  424                MMC 36394
 AMY  118*      76  Misc.           453                MMC 11291
 AMY  119*      76  Misc.           455                MMC 11292
 AMY  120*      76  Misc.           457                MMC 11293
JOHN            24                  418                MMC 36383
MARIE           16                  324
 AMY  121*      76  Misc.           459                MMC 11294
 AMY  127*      76  Misc.           127                MMC 17296
MALO            24                  205                MMC 36384
 ANN            59  Misc.            51-52             MMC 35957
 ANN   27       59  Misc.           163-164            MMC 35987
 ANN   38       59  Misc.           185-186            MMC 35998
 AMY  128*      76  Misc.           738                MMC 17297
 AMY  123*      76  Misc.           461                MMC 11295
 AMY  124*      76  Misc.           463                MMC 11296
 AXE   36       59  Misc.           129                MMC 26041
 AXE   35       59  Misc.           127                MMC 36040
 AMY   12       76* Misc.           168-169            MMC 10202
 AMY  140*      76  Misc.           716-717            MMC 17309
 GAY   fr.      82  Misc.           879-880            MMC 78929

    UNPATENTED PLACER CLAIMS

MIN NO. 2
(portion not
 leased to SMC) 22                  6                  MMC 36387

MIN NO. 4       22                  9                  MMC 36416

MIN NO. 5
(portion not
 leased to SMC) 22                 10-11               MMC 36389

GYPSUM           6 Misc.          358                  MMC 35156

DUKE            19 Misc.          337                  MMC 35157

                      CLAIM LIST - EAST OF STILLWATER RIVER

PATENTED LODE CLAIMS
      PADA                10,782
      PADA No. 2          10,782
      Perserverance          70A


                    ORIGINAL LOCATION
                      RECORDING DATA
                  -----------------------              BLM SERIAL
                  BOOK               PAGE      DATE      NUMBER
                ---------           -------    ----    ----------
AXE     32      59 Misc.            118                MMC
ADZ      9 fr.  59 Misc.            260                MMC
AXE     13      59 Misc.            268                MMC
GIANT            6                   33                MMC
ADZ     10 fr.  59 Misc.            262                MMC
ADZ     12 fr.  59 Misc.            266                MMC
AXE     12      59 Misc.             65                MMC
AMY     26*     76 Misc.            252-253            MMC
ADZ     11 fr.  59 Misc.            264                MMC
AMY     41*     76 Misc.            274-275            MMC
AMY    129*     76 Misc.            714-715            MMC
AMY    140*     76 Misc.            716-717            MMC
AMY     27*     76 Misc.            254-255            MMC
ANY     31*     76 Misc.            260-261            MMC
AMY     42*     76 Misc.            276-277            MMC
AMY     50*     76 Misc.            284-285            MMC
AMY     28*     76 Misc.            256-257            MMC
AMY     32*     76 Misc.            262-263            MMC
AMY    137*     76 Misc,            720-721            MMC
ANY     51*     76 Misc.            286-287            MMC
AMY     29*     76 Misc.            258-259            MMC
ANY     33*     76 Misc.            264-265            MMC
AXE     16      59 Misc.             73                MMC
AMY    52 *     76 Misc.            288-229            MMC
AMY    129*     76 Misc.            736-737            MMC
AMY    134*     76 Misc.            726-727            MMC
AXE     17      59 Misc.             75                MMC
AMY    130*     76 Misc.            734-735            MMC

*   Amended Location; also see detailed claim list, Mouat Estate.

                    ORIGINAL LOCATION
                      RECORDING DATA
                  -----------------------              BLM SERIAL
                  BOOK               PAGE      DATE      NUMBER
                ---------           -------    ----    ----------
AXE  24         59 Misc.             89                MMC 36029
AMY  45*        76 Misc.            278-279            MMC 10782
AMY  55*        76 Misc.            290-291            MMC 10789
AMY 131*        76 Misc.            732-733            MMC 17300
AMY  34*        76 Misc.            266-267            MMC 10777
AMY  46*        76 Misc.            280-281            MMC 10784
AMY  56*        76 Misc.            292-293            MMC 10790
AMY 132*        76 Misc.            730-731            MMC 17301
AMY  35*        76 Misc.            268-269            MMC 10778
AMY  47*        76 Misc.            282-283            MMC 10785
AMY  57*        76 Misc.            294-295            MMC 10791
AMY 133*        76 Misc.            728-729            MMC 17302
AMY  36*        76 Misc.            270-271            MMC 10799
AMY 138*        76 Misc.            718-719            MMC 17307
AXE   6         59 Misc.             16                MMC 36011
AXE  28         59 Misc.            110                MMC 36033
AXE  27         59 Misc.            108                MMC 36032
AMY  37*        76 Misc.            272-273            MMC 10780
AXE  14         59 Misc.             69                NMC 36019
AXE   4         59 Misc.             12                MMC 36009
AXE  26         59 Misc.            106                MMC 36031
AMY 135*        76 Misc.            724-725            MNC 17304
AXE  15         59 Misc.             71                MNC 36020
AMY  60*        76 Misc.            296-297            MMC 10792
AMY 136*        76 Misc.            722-723            MMC 17305
AXE  11         59 Misc.             63                MMC 36016
AMY  61*        76 Misc.            298-299            MMC 10793
AMY  62*        76 Misc.            300-301            MMC 10794
ADZ  13 fr.     59 Misc.            268                MMC 35951
ADZ  14 fr.     59 Misc.            270                MMC 35952
ADZ   3 fr.     59 Misc.            199                MMC 35941
AXE   5         59 Misc.             14                MMC 36010
AXE   3         59 Misc.             10                MMC 36008
AMY  65         76 Misc.            302-303            MMC 10795
AMY  66*        76 Misc.            304-305            MMC 10796
AMY  67*        76 Misc.            306-307            MMC 10797
AXE   7         59 Misc.             18                MMC 36012
AXE   8         59 Misc.             20                MMC 36013
HRH   1         65                  287-288            MMC 36367
AMY  68*        76 Misc.            308-309            MMC 10798
AMY  69*        76 Misc.            310-311            MMC 10799
AMY  7Q*        76 Misc.            312-313            MMC 10800
AMY  71*        76 Misc.            314-315            MMC 10801
AMY  72*        76 Misc.            316-317            MMC 10802
AMY  73*        76 Misc.            318-319            MMC 10803
AMY  74*        76 Misc.            320-321            MMC 10804

                    ORIGINAL LOCATION
                      RECORDING DATA
                  -----------------------              BLM SERIAL
                  BOOK               PAGE      DATE      NUMBER
                ---------           -------    ----    ----------
AMY  75*        76 Misc.            322-323            MMC 10805
ADZ   6 fr.     59 Misc.            205                MMC 35944
AMY  76*        76 Misc.            324-325            MMC 10806
AMY  77*        76 Misc.            326-327            MMC 10807
AMY  78*        76 Misc.            328-329            MMC 10808
ADZ   7 fr.     59 Misc.            222                MMC 35945
ADZ   8 ft.     59 Misc.            224                MMC 35946
AXE  38         59 Misc.            226                MMC 36043
AXE  39         59 Misc.            228                MMC 36044
AMY  79*        76 Misc.            330-331            MMC 10809
AMY  80*        76 Misc.            332-333            MMC 10810
AXE  44         59 Misc.            238                MMC 36049
AXE  42         59 Misc.            234                MMC 36047
AXE  40         59 Misc.            230                MMC 36045
AMY  82*        76 Misc.            334-335            MMC 10811
AMY  83*        76 Misc.            336-337            MMC 10812
AMY  85*        76 Misc.            338-339            MMC 10813
AMY  86*        76 Misc.            340-341            MMC 10814
AMY  87*        76 Misc.            342-343            MMC 10815
AXE  45         59 Misc.            240                MMC 36050
AXE  43         59 Misc.            236                MMC 36048
AXE  41         59 Misc.            232                MMC 36046
AMY  88*        76 Misc.            344-345            MMC 10816
AMY  89*        76 Misc.            346-347            MMC 10817
AMY  90*        76 Misc.            348-349            MMC 10818
AMY  91*        76 Misc.            350-351            MMC 10819
AMY  92*        76 Misc.            352-353            MMC 10820
AMY  93*        76 Misc.            354-355            MMC 10821
AMY  94*        76 Misc.            356-357            MMC 10822
AMY  95*        76 Misc.            358-359            MMC 10823
AMY  96*        76 Misc.            360-361            MMC 10824
AMY  97*        76 Misc.            362-363            MMC 10825
AMY  98*        76 Misc.            364-365            MMC 10826
AMY  99*        76 Misc.            366-367            MMC 10827
AMY 100*        76 Misc.            368-369            MMC 10828
AMY 101*        76 Misc.            370-371            MMC 10829
AMY 102*        76 Misc.            372-373            MMC 10830
AMY 103*        76 Misc.            374-375            MMC 10831
AMY 104*        76 Misc.            376-377            MMC 10832
AMY 105*        76 Misc.            378-379            MMC 10833
AXE   9         59 Misc.             22                MMC 36014
PET             24                  576                MMC 36392
NEAR & FAR      25                  127                MMC 36390
UP & DOWN       25                  129                MMC 36405
RE-EAST         24                  508                MMC 36373

*  Amended Location; also see detailed claim list, Mouat Estate.

                    ORIGINAL LOCATION
                      RECORDING DATA
                  -----------------------              BLM SERIAL
                  BOOK               PAGE      DATE      NUMBER
                ---------           -------    ----    ----------
                 24                    45              MMC 36399

PATENTED PLACER CLAIMS
                 27                   425     6/5/54   MMC 36402
[] in Nye Basin
[] sed to SMC)   37                   427     6/5/54   MMC 36379

[] in Nye Basin
[] sed to SMC)   23                   21              MMC 36377
                 24                  153              MMC 36398

 * Amended Location; also see detailed claim list, Mouat Estate.

 [] Unreadable Text

                                  SCHEDULE "B"

WATER RIGHTS:


(1)   Lessors' Water Right Number 43C-W-189530-00
      Source: Mountain View Lake - SW 1/4 NE 1/4 Sec/20, Twp 5 S., Rge
                                   15 E., M.P.M., Stillwater County, Montana

          Indicated Flow Rate:   1.34 CFS
          Indicated Volume:      486.27 acre feet per year
          Purpose (Use):         Industrial.


(2)       Lessors' Water Right Number 43C-W-189532-OO
          Source: Verdigris Creek- S 1/2 SW 1/4 NE 1/4 Sec. 20, Twp. 5 S., Rge 15 E., M.P.M., Stillwater County, Montana

          Indicated Flow Rate:   0.09 CFS
          Indicated Volume:      49.79 acre feet per year
          Purpose (Use):         Domestic (multiple)

                                                                   EXHIBIT 10.07

                         STILL WATER COMPLEX BASAL ZONE

                                LEASE AGREEMIENT

THIS LEASE AGREEMENT (hereinafter "Lease") is made and entered into this 18th day of January, 2000, by and between MOUAT NICKEL MINES INC., WILLIAM G. MOUAT, individually and as Trustee, and FORT STOCKTON INVESTMENTS, INC. (hereinafter referred to collectively as the "Lessors") and CHROME CORPORATION OF AMERICA (hereinafter referred to as the "Lessee"), having offices at 5613 S. Prince Street, Littleton, Colorado 80120.

                                I. GRANT OF LEASE

For and in consideration of the sum of ten dollars ($10.00) cash in hand paid by the Lessee to the Lessors, the receipt of which is hereby acknowledged, in consideration of the Production Royalty and Monthly Lease Payments herein covenanted to be paid by Lessee, and in consideration of the mutual covenants hereinafter set forth, Lessors do hereby demise, lease and let unto the Lessee those certain patented and unpatented mining claims, mill sites and tunnel sites (hereinafter referred to collectively as the "Subject Premises") all listed in Schedule "A", attached and incorporated herein by this reference, situated in Stillwater County, Montana.

In connection with and as part of the leasehold estate hereby granted, Lessee shall have and may exercise the following rights for the benefit of all lands owned, leased or controlled by Lessee:

          A. The right to explore, develop, mine, extract and remove or sell ores, concentrates or other products found in, on or under the Subject Premises;

          B. The right, during the continuance of this Lease to take and use any material suitable for backfilling, or other mining purposes, and any limestone found in the premises;

          C. The right to use all existing facilities, and the right to construct all mills, plants, tracks, tramways, roads, buildings, and other improvements;

          D. The right to use and develop any and all excavations, openings, tunnels, ditches, flumes, drains~and other improvements on the Subject Premises;

          E. The right to do all other acts and things which are, or may become necessary or suitable in the discretion of Lessee, including without limitation the right to use or disturb so much of the surface and surface resources of the Subject Premises as Lessee may deem desirable, for the mining and removing of ores, metals, minerals, rocks and precious stones, the milling, beneficiating, concentrating, smelting, refining, or leaching of such ores, metals, minerals and other materials, or the concentrates thereof;

2000 Basal Zone Lease


          F. The right to cut and use timber and other raw materials found upon, or in said premises for any purpose in connection with the operations to be carried on under this Lease;

          G. Such rights of surface and underground access for men, equipment, supplies, utilities and water as may be necessary or convenient for the conduct of Lessee's operations on any portion of the Subject Premises or on other lands, including necessary access under, upon, across any other contiguous land owned or controlled by Lessors or which Lessors may have dominion or control;

          H. Any buildings on the leased properties shall remain the property of the Lessor. The Lessee's activities on the leased properties shall not restrict the Lessor's access to the buildings.

                       II. PRIMARY TERM AND LEASE PAYMENTS

          A. Term. Unless sooner terminated by the provisions hereof, this Lease shall remain in full force and effect for an initial term of five (5) years from the date hereof (the "Primary Term") and so long thereafter as ore-bearing materials are produced from the Subject Premises in commercial quantities, as that term is defined in Article VI of this Lease.

          B. Monthly Rental Payment. Lessee agrees to pay Lessors on or before the first day of each month of the Primary Term of the Lease and as provided in
Article II.D the following Monthly Rental Payments:

                   First twelve months                 $1,000 per month

                   Second twelve months                $2,000 per month

                   Subsequent months                   $2,500 per month

These Monthly Rental Payments are expressly intended by the parties to negate and remove any obligation on the part of the Lessee, express or implied, to explore, develop and mine the Subject Premises with reasonable diligence during said five-year Primary Term or during the five-year extension provided in
Article II.C.

          C. Lessee, so long as it shall not be in default under the terms and provisions of this Lease, shall have the exclusive right, privilege and option to extend the Primary Term for an additional term of five (5) years. Written notice of Lessee's intent to extend the Primary Term shall be given by Lessee to Lessors at least sixty (60) days prior to the expiration of the initial five-year Primary Term.

1000 Basal Zane Lease


          D. On the date of execution of this Lease, Lessee will pay to Lessors, and Lessors hereby acknowledge receipt of, the sum of One Thousand dollars ($1,000.00) which payment shall constitute payment in full for the first Monthly Rental Payment due pursuant to Article II.B.

          E. All payments of Monthly Rental Payments, Production Royalty or other money payable under this Lease shall be paid to the Lessors by mailing or delivering a check to William G. Mouat, Trustee, herein designated by Lessors as their representative and depository, the Lessors hereby granting to said depository full power and authority on behalf of the Lessors, their successors and assigns to collect, and distribute all sums of money due and payable hereunder. Adequate payment by Lessee to such designated representative and depository shall be deemed full and adequate payment to all Lessors. Notwithstanding the death of any Lessor or the transfer, division, or hypothecation of such Production Royalty interest, payment, or tender of Monthly Rental Payments and the Production Royalty to the depository as herein designated shall be binding upon all Lessors, their heirs, personal representatives, transferees and assignees. Change of designated representative and depository by Lessors shall not be effective nor binding upon Lessee until written notice is received of such changed designated representative and depository.

          F. Lessors may elect, by sixty (60) days' prior notice to Lessee, to take their Production Royalty in kind, and the cost, if any, of doing so shall be borne entirely by Lessors.

          G. If Lessors own less than 100% of the mineral estate, whether in fee or under mining claim, lease, or contract in the Subject Premises, or any portion thereof, subject to the paramount title of the United States, then the Monthly Rental Payments and Production Royalty which are payable under this Lease shall be reduced in the proportion which Lessors' interest bears to 100% of the mineral estate of the Subject Premises.

                                    III. TITLE

          A. Representations and Warranties. Lessors make the following representations and warranties effective as of the date of this Lease:



          1. With respect to the patented claims, Lessors are in actual and exclusive possession and own such claims free and clear of all defects, liens and encumbrances arising by, through or under Lessors.

          2. With respect to the Subject Premises, Lessors have no knowledge of threatened actions, suits, claims, or proceedings.

          3. Lessors have delivered or will deliver to Lessee all information reasonably

2000 Basal Zone Lease


requested by Lessee concerning title to the Subject Premises in Lessors' possession.

The representations and warranties set forth above shall survive the execution and delivery of any documents of transfer provided under this Lease.

          B. Lessors' Covenants. Lessors covenant that during the term of this Lease, Lessors shall maintain their interest in the Subject Premises free and clear of any liens and encumbrances, not in existence on the date hereof, and not resulting from Lessee's operations and activities hereunder.

          C. Disclosures. Lessors and Lessees represent and warrant that they are unaware of any material facts or circumstances which have not been disclosed in this Lease, which should be disclosed to the other party in order to prevent the representations in this Article LII from being materially misleading.

                             IV. PRODUCTION ROYALTY

          A. Ores and Concentrates Sold. Lessee shall pay to Lessors a Production Royalty of five percent (5%) of the Net Smelter Returns (if sold to a mill, smelter, or refinery) or Net income (if not sold to a mill or smelter), whichever is applicable, from the sale of all ores or concentrates from the Subject Premises. Lessors may take in kind pursuant to Article II.G. By "Net Smelter Returns" is meant the amount received from the mill or smelter, upon the sale of such ores or concentrates after deducting from the gross value thereof the cost of milling, concentrating, processing, smelting and transportation to the smelter or refinery. By "Net Income" is meant the amount received by Lessee from a purchaser of ores or concentrates other than from a mill or smelter, less costs of milling, concentrating, processing, refining and transportation (if any).

          B. Ores and Concentrates Not Sold. If ores, concentrates or other products are taken in kind (produced and removed, but not sold) by Lessee, then Lessee shall nevertheless pay the Production Royalty for ores and concentrates as specified above, the amounts received by Lessee (for purposes of calculating Net Smelter Returns or Net Income) shall be deemed to be no less than the amounts Lessee would have received if a sale had been made. Payments shall be made in accordance with the provision in Article IV.C. Ores, minerals or other products produced by Lessee from the Subject Premises that are used by Lessee or its agents in the processing or refining of metals shall not be deemed to be products taken in kind by Lessee, and no Production Royalty need be paid upon such products.

          C. Payment Production Royalty shall be paid to the Lessors in accordance with Articles lL.E. and II.G. above and shall be payable within a period of twenty-one (21) days after receipt of proceeds from sale of ore concentrates produced from the Subject Premises during

2000 Basal Zone Lease


each mining period of one month. Accompanying each payment, Lessee shall furnish to Lessor a statement of the production used as a basis for computing Production Royalty.

                         V. MAINTENANCE OF MINING CLAIMS

During the continuance of this Lease, Lessee agrees to comply with the requirements of the state and federal statutes with respect to patented and unpatented claims within the Subject Premises described in Schedule "A". Lessee agrees to pay any and all federal and/or state government fees required for the unpatented claims described in Schedule "A". Lessee will provide to Lessor a copy of any operating plan(s) submitted to the National Forest Service with respect to the Subject Premises.

This Lease shall cover and extend to any further or additional right, title, interest or estate acquired by Lessors, or any of them, in or to the Subject Premises or any portion thereof.

Lessee agrees to carry on its operations hereunder, diligently and in a good mjner-like manner, and in accordance with accepted mining practices in the State of Montana, and Lessee agrees that all mining operations shall be carried on in a systematic, orderly and economical manner so as to realize, insofar as is practicable, the full ore resources of the Subject Premises.

                      VI. TAXES, ENCUMBRANCES AND INJURIES

          A. Taxes. Lessee agrees to pay and discharge any and all taxes levied against the Subject Premises during the life of this Lease, except that in those cases in which said taxes cover a period during only a part of which this Lease is in force, Lessee shall pay and discharge only its pro rata share thereof determined by a comparison of such part with the total period covered.

          B. Lessee's Encumbrances. Lessee will not permit any liens or encumbrances on the patented mining claims of the Subject Premises. Notwithstanding anything to the contrary in this section, the parties agree that Lessee has the right to encumber, as it deems necessary or convenient, its leasehold interest including without limitation its share of production and proceeds, so as not to interfere with Lessor's Production Royalty.

          C. Injuries from Lessee's Operations. Lessee shall save Lessors harmless from any and all damages, claims, costs and expenses arising from or growing out of any or all injuries resulting from the operations of Lessee, or in connection therewith, on the Subject Premises and occurring during the life of this Lease except as provided in Article XII herein.

2000 Basal Zone Lease



                                VII. TERMINATION

          A. This Lease may be terminated by Lessee at any time after the expiration of one (1) year from the date of execution of this Lease by notice in writing thereof to Lessors, to take effect from such date as may be stipulated by Lessee in such notice, without, subject to the following paragraph, the Lessee incurring any further liability whatsoever as regards Monthly Rental Payments, Production Royalty, or other payments.

          B. Subject to the foregoing paragraph, upon such termination, Lessee shall have no further interest or right in the Subject Premises, save the right to remove its property as provided in Article X, including all stockpiles of ores and concentrates on which a Production Royalty shall have been paid, and shall have no obligation or duties with respect to the Subject Premises, except for reclamation of lands disturbed by Lessee and required by governmental authority to be reclaimed, and except as herein specifically provided and as to obligations which have accrued hereunder prior to such termination, but all fences or enclosures protecting open pits, shafts, tunnels, etc., shall be left intact and Lessors shall be entitled to retain the entire amount of any moneys paid under this Lease up to the effective date of termination.

          C. This Lease shall not terminate for nonpayment by Lessee of Monthly Rental Payments or Production Royalty, unless such nonpayment continues for sixty (60) days after payment was due, subject further to Article XVI.

                               VIII. FORCE MAJEURE

Lessee shall be excused from the performance of its obligations of every kind, except the Monthly Rental Payments set forth in Article II during such period or periods as performance may be made impossible by force nwjeure. By this it is intended to mean that the Lessee shall be excused from the performance of any provision of this Agreement for such period of time as performance of such provision is prevented by fire, flood, earthquake, explosion, lack of transportation facilities, Act of God, shortage of power or water, strike or similar labor difficulties, insurrection or mob violence, requirement or regulation of government, or other causes beyond the reasonable control of Lessee.

                                   IX. RECORDS

Within a reasonable time, not to exceed six (6) months, following the termination of this Lease for any cause, Lessee shall furnish to Lessors a copy of its factual maps, drilling records, drill core and assay and smelter reports relating to the Subject Premises.

Lessors agree, upon reasonable request by Lessee, to furnish to Lessee such maps, records,

2000 Basal Zone Lease


reports and documents, as Lessors may possess relating to the Subject Premises. Such maps, records, reports and documents shall be returned, if requested, to Lessors within a reasonable time not to exceed ninety (90) days.

                                   X. REMOVAL

Upon the termination of this Lease for any reason, Lessee shall have the right to remove from the Subject Premises, at any time within the 12-month period following such termination, all stockpiles of ore and concentrates upon which a Production Royalty shall have been paid, and all of its machinery, equipment, tools, structures or other property and improvements, fixtures and structures constructed, erected or placed on the Subject Premises, or any portion thereof, by Lessee; provided, however, Lessee shall leave in place all timbering, framing or enclosures protecting open pits, shafts, tunnels and underground trackage; and provided that removal of improvements; fixtures and structures shall not damage the structure remaining on the Subject Premises.

                              XI. POSSESSORY RIGHTS

While this Lease is in effect, Lessee shall be entitled to exclusive possession of the Subject Premises, except that Lessors and their representatives, successors and assigns, at any reasonable time, may go upon the Subject Premises to inspect the operations of Lessee thereon. Lessors are further entitled to access to claims not included under this Lease ("Lessors' Claims") across the Subject Premises for men, equipment, supplies, utilities, water and all other items as may be reasonably necessary for the exploration, development and operation of Lessor's Claims; provided, however, that in so doing Lessors shall not unreasonably hinder Lessee's work; and provided further that the Lessors hereby release Lessee from liability for any personal injury or death of employee or representative of Lessors while on the Subject Premises and the Lessors agree that they will indemnify and save harmless Lessee from liability for any personal injury to or death of any person or persons, or damage or destruction of property of Lessee or others done or cause by any employee or representative of Lessors while so visiting or traversing the Subject Premises. Lessors further agree to hold Lessee harmless from any liability and to indemnify Lessee for any claims, cost, expenses and fees arising from Lessors' activities on Lessors' Claims.

                          XII. RELOCATION AND AMENDMENT

Lessee shall have the right at any time or times during the term of this Lease, upon written notice to Lessors, to relocate any one or more of the unpatented mining claims formerly held but since relinquished by Mouat family interests whenever such location is deemed necessary or desirable. All such relocations shall be made by Lessee as agent for Lessors, placing all such amendments and relocations in the name of Lessors.

2000 Basal Zone Lease


Lessee shall have the further right at its discretion to repair or replace any claim location monument or marking which has been damaged or destroyed, although Lessee shall not be obligated to perform such repairs or replacements.

                                 XIII. PATENTING

Upon request of Lessee at any time or times during the term of this Lease, Lessors agree to undertake and obtain patent to any and all of the mining claims which are subject to this Lease, as designated by Lessee, and Lessee shall prepare all documents and compile all data and comply in all respects with the applicable law, all at the expense of Lessee. Any patent issued shall be in Lessors' names. Lessors shall execute any and all documents required for this purpose and shall cooperate fully with Lessee in the patent application and proceedings subsequent thereto. If Lessors begin patent proceedings and Lessee thereafter requests Lessors to discontinue such proceedings, or if this Lease is terminated while patent proceedings are pending, Lessee shall have no further obligations with respect thereto, except to pay any unpaid expenses to discontinue, or prior to termination, whichever occurs first.

                                XIV. COMMINGLING

Lessee shall have the right upon written notice to Lessor to commingle ore and minerals from the Subject Premises, or any portion thereof.

                       XIV. DRAFTING OF DOCUMENT - MUTUAL

This Lease has been drafted through the joint efforts of the Lessors and Lessee and neither of the parties hereto shall be permitted to claim that the drafting of this Lease was performed or accomplished to a greater extent by the other party.

                                  XVI. DEFAULT

in the event that Lessee shall default in the performance of any of the terms and provisions of this Lease, then, after written notice of such default from Lessors to Lessee, if Lessee does not either:

          A. Cure such default within sixty (60) days after such notice; or

          B. Commence promptly within said period of sixty (60) days to rectify such default and continue thereafter to use due diligence to rectify such default until it is fully remedied or cured, Lessors may terminate this Agreement at any time thereafter during the continuance of such default by giving written notice to Lessee of their election to terminate.

2000 Basal Zone Lease

                                  XVII. NOTICE

Any notice required or permitted to be given or served by one of the parties hereto shall be sufficiently given or served by a communication in writing, sent by registered mail, to the other party at the address given below:

          FOR THE LESSORS:

                  William C. Mouat
                  825 Parkhill Drive
                  Billings, Montana 59102

          FOR THE LESSEE:

                  Alistair R. Turner
                  5613 5. Prince Street
                  Littleton, Colorado 80220

             Each party may change the address by giving written notice of such change to the other party.

                                XVIII. ASSIGNMENT

Lessor agrees that Lessee may assign the benefit of this lease to a joint venture between Lessee and Idaho Consolidated Metals, Inc. Lessee's assignment of the benefit of this Lease to other parties may only be made with the consent of the Lessors, which consent will not be unreasonably withheld.

                              XIX. CONfIDENTIALITY

Lessors agree that all information developed or acquired by Lessee as a result of work under this Lease and conveyed to Lessors, or any one of them, including but not limited to information relating to ore reserves, mineral discoveries, mining or processing methods, plans, production schedules and other information shall be kept strictly confidential by Lessors until released or made public by Lessee.

Neither the Lessee or the Lessor shall make any disclosure to any third party or the public or give out any publicity, press release or written material relating to confidential information or this agreement except:

      A. To a governmental agency or to the public which the disclosing party believes in good faith is required by pertinent law or regulation or the applicable rules of the stock

20(X) Basal Zone Lease


exchange; or

          B. Information which is now or hereafter becomes part of the public domain through no fault of the disclosing participant.

                       XX. TIME OF ESSENCE; BINDING EFFECT

Time is of the essence in this Lease. Each obligation set forth herein shall extend to and be binding upon and every benefit inure to the heirs, personal representatives, successors or assigns of the parties hereto.

                             XXI. FURTHER ASSURANCES

The parties agree to execute and deliver such other documents as may be necessary to effectuate the intents and purposes of this Lease.

                             XXII. ENTIRE AGREEMENT

This Lease may not be amended except in writing by duly authorized representatives of the parties. This Lease constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements with respect to all matters covered hereby.

                               XXIII GOVERNING LAW

This Lease shall be governed by Montana Law and the parties hereby submit to the jurisdiction of the Montana courts, including the federal courts of the district of Montana.

                          XXIV. MEMORANDUM OF AGREEMENT

This Lease shall not be recorded without the consent of both parties. Upon the request of either party, both parties shall execute a Memorandum of this Lease in recordable form, which memorandum may be recorded.

                                XXV. COUNTERPARTS

This Lease may be executed in counterparts, no one of which needs to be executed by all Lessors, and shall be binding upon each party upon execution by that party, and shall be effective as if all parties had signed the same document.

2000 Basal Zone Lease


IN WITNESS WHEREOF, the parties the day and year first above written. hereto have caused this Lease to be duly executed as of the day and year first above written.


                                             LESSORS:

ATTEST

1/19/00                                      LAURENNE SUE O'DORISIO, President



                                             WILLIAM 0. MOUAT, individually and
                                             as Trustee


ATTEST                                       FORT STOCKTON INVESTMENTS, INC.

1/19/00                                      LAURENNE SUE O'DORISIO, President


                                             LESSEE:

                                             CHROME CORPORATION OF AMERICA

                                             By: ALISTAIR R. TURNER
                                             Executive Vice President

2000 Basal Zone Lease

IN WITNESS WHEREOF, the parties hereto have caused this Lease to be duly executed as of the day and year first above written.

                                    LESSORS:

ATTEST                                         MOUAT NICKEL MINES, INC.

                                               LAURENNE SUE O'DORISIO, President

                                               WILLIAM G. MOUAT, individually
                                               and as Trustee

                                               FORT STOCKTON INVESTMENTS, INC.

                                               LAURENNE SUE O'DORISIO, President

                                     LESSEE:

                                               CHROME CORPORATiON OF AMERiCA

                                               By:  ALISTAIR R. TURNER
                                                    Executive Vice President

2000 Basal Zone Lease
                                   SCHEDULE A

               MINING CLAIMS SITUATED IN STILLWATER COUNTY MONTANA

   EAST OF THE STLILLWATER RIVER                   WEST OF THE STLILLWATER RIVER
     (18 Patented Lode Claims)                       (13 Patented Lode Claims)

            Big Ben                                          Red Bird

            Lucky T                                        Mountain View

            L.T.X.                                           Big Thing

            H.E.D.                                          Rough Rock

            Copper                                         Rough Rock #2

            Gold Tip                                         Brooklyn

            Beauty                                           Avalanche

            Patent                                           Cataract

            Pada #1                                        New Wabeliski

            Pada #2                                           Summit

            Opal                                             Something

            Dave                                            Stillwater

            Emerald                                            Pine

            Perseverance                             (7 Unpatented Lode Claims)

            H.R.H.                                            Smelter

            Blue Jay                                        Red Bird #2

            Copper Bottom                                       Gap

            Ridge                                               Sue

    (1 Unpatented Lode Claim)                                  Jame

            Giant                                             Billie

                                                             Westlake